                                                                   EXHIBIT 10.33

                            DATED 10 February 1998



                   (1) THE BRITISH BROADCASTING CORPORATION


                                      and


                   (2) CASTLE TRANSMISSION INTERNATIONAL LTD



                        DIGITAL TERRESTRIAL TELEVISION
                            TRANSMISSION AGREEMENT



                              LINKLATERS & PAINES

                                One Silk Street
                                London EC2Y 8Q

                              Tel: 0171-456 2000

                                Ref:  RMBD/MSHC

THIS AGREEMENT is made on 10 February 1998 BETWEEN:

(1) THE BRITISH BROADCASTING CORPORATION, a corporation incorporated under Royal Charter, whose principal office is at Broadcasting House, Portland Place, London W1A 1AA ("THE BBC"); and

(2) CASTLE TRANSMISSION INTERNATIONAL LTD (registered number 3196207), a company incorporated under the laws of England and Wales whose principal place of business is Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN ("CTI").

RECITALS

(A) The BBC is incorporated under the Charter and required under the Charter and DNH Agreement to provide radio and television broadcasts.

(B) Clause 2.4 of the DNH Agreement allows for the BBC to provide multiplex facilities for digital terrestrial television.

(C) The BBC wishes to launch its digital terrestrial television services concurrently with the launch of digital terrestrial television services by other multiplex operators.

(D) The BBC has decided that it wishes to obtain from CTI the Services, including:

(i)   The DTT Transmission Services using:

      (a) terrestrial transmitters operated by CTI which radiate DVB-T Specification compliant signals;

      (b) links provided by or to CTI to enable distribution of the BBC multiplexed signal to terrestrial transmitter sites from nominated BBC broadcast centers;

      (c) multiplexers provided by CTI, to enable configuration of the BBC Multiplex at certain transmitter sites;

(ii) modifications to the transmission characteristics of existing analogue transmitters to permit the introduction of the BBC Multiplex and the simultaneous transmission of analogue services;

(iii) representation of the BBC on industry bodies; and

          (iv) liaison with the analogue returning contractor.

(F) CTI has agreed to provide the Services on the terms and conditions set out in this Agreement.

The parties agree to comply with the following terms and conditions.

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                    PART A - DEFINITIONS AND INTERPRETATION

1    DEFINITIONS AND INTERPRETATION

1.1  In this Agreement:

     "ACCEPTANCE TESTS" means the tests carried out to test the installation and implementation of a Station (which may include type approval tests) in accordance with Clause 2.7 and Schedule 6.

     "ACCEPTED" shall mean acceptance by the BBC or deemed acceptance by the BBC of a Station in accordance with the Acceptance Test procedure.

     "ACCOUNTABLE INCIDENT" means a fault, failure or incident of the kind defined in Schedule 8, paragraph 3.1.4.2.

     "ACTUAL IN-SERVICE DATE" means the date, regardless of the Roll-out Plan, when a Station commences service other than for testing.

     "AFFILIATE" means any undertaking in respect of which a participating interest is held by the BBC, or a subsidiary undertaking of the BBC, or its parent undertaking or any subsidiary undertaking of its parent undertaking (as such terms are defined in sections 258 to 260 and Schedule 9 of the Companies Act 1985, as amended by the Companies Act 1989).

     "AVERAGE EARNINGS INDEX" means the average earnings index for the whole United Kingdom economy as published from time to time by the Office of National Statistics or, if such index shall cease to be published or if there is a material change in the basis of the index, such other average earnings index as is an equivalent replacement, or if there is not a replacement, as the BBC may, after consultation with CTI, reasonably determine to be appropriate in the circumstances.

     "1996 ACT" means the Broadcasting Act 1996.

     "BBC ASSIGNEE" means any wholly-owned subsidiary of the BBC to whom the BBC has assigned this Agreement pursuant to Clause 17.2.

     "BBC MULTIPLEX" means the multiplex for digital terrestrial television allocated to the BBC by the Secretary of State.

     "BBC OPERATIONAL POINT OF CONTACT" means a person or persons nominated to CTI by the BBC from time to time as the operational point(s) of contact for purposes of this Agreement.

     "BBC REPRESENTATIVE" means a person or persons nominated in writing to CTI by the BBC from time to time to be its contractual point of contact. The initial BBC Representative will be Mark Evans.

     "BBC R & D" means the BBC's Research and Development Department.

     "BBC SITES" means all sites owned by, leased or licensed to the BBC.

     "BROADCASTING ACT" means the Broadcasting Act 1990.

     "BUILD DATE" means, in relation to a Station:

          (i) for Phase 1 Stations the date by which the Station is able to radiate DTT signals compliant with the relevant technical specification approved by the BBC as set out in Schedule 12, Appendix 3; and

          (ii) for Phase 2 Stations and Phase 3 Stations the date by which:

               (a) all digital equipment at that Station has been installed by CTI, tested and Accepted;

               (b) all the analogue consequential changes at that Station are complete and accepted by the BBC;

               (c) all analogue consequential changes required for that Station, which are not directly linked to the analogue returning contract, are completed;

               (d) a detailed project plan for those analogue changes directly linked to the analogue returning contract has been agreed with the returning contractor and the BBC.

     "CA" means conditional access.

     "CHANGE CONTROL PROCEDURE" means the procedure set out in Schedule 3.

     "CHARGES" means charges calculated in accordance with Schedule 2.

     "CHARTER" means the Charter granted to the BBC by Her Majesty the Queen in Council on 13 March 1996 which came into force on 1 May 1996, as amended or replaced from time to time.

     "CTI ASSIGNEE" means any person, firm or company to whom CTI has assigned this Agreement pursuant to Clause 17.2.

     "CTI REPRESENTATIVE" means a person or persons nominated in writing to the BBC by CTI from time to time to be its contractual point of contact.

     "CTI SITE" means all sites owned by, leased or licensed to CTI, other than sites licensed to CTI by the BBC under a Site Sharing Agreement as defined in this or the Analogue Contract.

     "CTI SUB-CONTRACTOR" has the meaning given in Clause 13.5.1.

     "DATA" means, subject to the limit on total capacity described in Clause 4.2.4, any data, free-to-air or subscription programming or other material which the BBC wishes to broadcast or transmit using the BBC Multiplex from time to time, which may include without limitation:

     (a)  digitally coded audio and video programme services;

     (b) services such as Teletext, Audetel, subtitling and any other similar services provided by the BBC from time to time;

     (c)  information relating to or intended for viewer set-top boxes;

     (d)  subtitling;

     (e)  private data signals (including EPG and CA);

     (f)  SI; and

     (g) any television channels that the BBC wishes to provide for digital television transmission from time to time.

     "DESIGN AND OPTIMIZATION CONSULTING SERVICES" means technical advice and consultation, provided prior to the Phase I Launch Date, in order to optimize the coverage and capability of the Transmission Network, including Sl interface design and the enhancement of antenna patterns.

     "D-MUX GROUP" means the industry group of licensees of digital television multiplexes under the 1996 Act and includes the BBC.

     "DISTRIBUTION LINKS" means the telecommunications services procured or provided by CTI to convey the Data from the Interfaces to the Stations, as described in Schedule 5.

     "DNH AGREEMENT" means the agreement between the Secretary of State of the then Department of National Heritage and the BBC dated 25 January 1996 which came into force on 1 May 1996, as such agreement may from time to time be amended or replaced.

     "DTT" means digital terrestrial television.

     "DTT TRANSMISSION SERVICE" means digital terrestrial television transmission of the Data from the Stations using the BBC Multiplex in accordance with the Transmission Requirements by means of the Transmission Network.

     "DVB-T SPECIFICATION" means ETS1 standard ETS 300744.

     "EFFECTIVE DATE" means the date on which the Department of Culture, Media and Sport gives formal approval for the BBC to provide DTT.

     "EMERGENCY ANNOUNCEMENTS" means the provision by the BBC as required by Clause 8.1 of the DNH Agreement of announcements or other matter from all or any of the Stations.

     "EMERGENCY POWERS" means powers exercisable by a Minister of the Crown pursuant to any legislation enacted or made to deal with a public emergency, including the Emergency Powers Act 1920 and any regulations made under it.

     "EMERGENCY SERVICES" means the services described in Clause 3.2.

     "EMPLOYEES" means the employees of CTI (or any sub-contractor of CTI) from time to time principally employed for the purposes of performing CTI's obligations under this Agreement or the employees of any CTI Assignee from time to time principally employed for the purposes of performing CTI's obligations under this Agreement.

     "ENGINEER RESPONSE TIME" has the meaning set out in Schedule 8.

     "EPG" means electronic programme guide.

     "FORCE MAJEURE EVENT" means any events or circumstances beyond the reasonable control of the defaulting party which cause the relevant default which shall include, but not be limited to, Act of God, war, civil disturbance, statutory prohibition, Government intervention, order or act of Government or local/public authority, supranational regulatory or governmental agencies, acts or threats of terrorism, fire, lightning, flood, any adverse weather conditions which cause physical damage to property used to supply the Services or prevent access or safe working on any such property, anomalous propagation or other adverse weather conditions which affect transmission of the signal after it leaves the transmitter at a Station and before it is received at a viewer's receiver (but not anomalous propagation or other adverse weather conditions which affect transmission of the signal from the Interface up to and including the point at which the signal is radiated from the transmitter except where weather conditions prevent or impede access to or safe working on any property), explosion, accident, theft or vandalism, national strike action or industrial action taken by a union or the BBC provided that neither party can rely on strikes, industrial action, theft or acts of vandalism where it could reasonably have been expected to have prevented them or the industrial action or strike is by its own employees only.

          "GRADED BROADCAST" means:

          (a) broadcasts of announcements made by a member of the royal family; and

          (b)  major outside broadcasts,

          as notified to CTI by the BBC in accordance with Clause 10.4.1, and any urgent broadcasts of a similar nature as notified to CTI by the BBC from time to time in accordance with Clause 10-4.

          "HARMFUL INTERFERENCE" shall have the same meaning as in the Radio Regulations.

          "HIGH LEVEL DESIGN" means a high level block diagram in the form set out in Schedule 12, identifying all Interfaces and Interface protocols.

          "INTERFACE" means the network interconnection points between the BBC's facilities and the Transmission Network as more fully described in the Interface Specification.

          "INTERFACE SPECIFICATION" means the specification set out in Schedule
          7.

          "ITC" means the Independent Television Commission.

          "JOINT FREQUENCY PLANNING BOARD" means the board of that name formed under the auspices of the Radiocommunications Agency.

          "LIQUIDATED DAMAGES" means amounts payable under Clause 16.6 and calculated in the manner set out in Schedule 2.

          "LOSSES" means all losses, liabilities, costs (including, without limitation, legal costs), expenses and damages.

          "MAIN STATIONS" means Stations which are not Relay Stations.

          "MILLENNIUM COMPLIANT" means neither the performance nor the functionality of the Services will be affected by any changes to the date format caused by the advent of the year 2000 or any dates thereafter. In particular:

          (a) no value for current date will cause any interruption of the Services;

          (b) all manipulation of time related data will produce the desired results for valid date values within the application domain;

          (c) date elements in Interfaces and data storage will permit specifying the century to eliminate date ambiguity; and

          (d) where any data element is represented without a century, the correct century shall be unambiguous for all manipulations involving that element.

          "OPERATOR" means the BBC and/or any Successor Operator.
          "OPERATIONAL" means, in relation to a Station, that the relevant Station is ready for Operational use; i.e.:

               (i)   the Build Date has been achieved;

               (ii)  end-to-end system integration testing is complete;

               (iii) all analogue consequential changes required for that
                     Station are complete.

          "OPERATIONAL NON-PRIORITY STATIONS" means those Stations which are described as not being Operational Priority Stations in Schedule 1 as amended from time to time in accordance with the Change Control Procedure.

          "OPERATIONAL PRIORITY STATIONS" means those Stations described as Operational Priority Stations in Schedule 1 as amended from time to time in accordance with the Change Control Procedure.

          "PERFORMANCE MEASURES" means the numerical indications of CTI's overall performance, calculated as set out in Schedule 8.

          "PERFORMANCE STANDARDS" means the performance parameters to be applied by CTI as set out in Schedule 8.

          "PHASE 1" means the dates during which roll-out of the Stations identified in Schedule 1 (or otherwise agreed between the parties pursuant to this Agreement) as first phase Stations takes place.

          "PHASE 1 LAUNCH DATE" means the date by which Phase 1 Stations are Operational, being 1 November 1998 (or such other later date as is specified by the D-Mux Group).

     "PHASE 2" means the period during which roll-out of the Stations identified in Schedule I (or otherwise agreed between the parties pursuant to this Agreement) as second phase Stations takes place.

     "PHASE 2 SERVICE DATE" means, in relation to a Phase 2 Station, the date by which that Station is Operational, as specified in Schedule 1 hereto (or as otherwise agreed between the parties).

     "PHASE 3" means the period during which roll-out of the Stations identified in Schedule 1 (or otherwise agreed between the parties pursuant to this Agreement) as third phase Stations takes place.

     "PHASE 3 SERVICE DATE" means, in relation to a Phase 3 Station, the date by which that Station is Operational, as specified in Schedule 1 hereto (or as otherwise agreed between the parties).

     "PLANNED INTERRUPTIONS" means any interruptions of the kind described in Clauses 10-2.1 and 10.2.2.

     "PLANNED WORK MESSAGE" means a message where there is a Planned Interruption to the DTT Transmission Service.

     "PROJECT MANAGER" has the meaning set out in Clause 5.3.2.

     "RADIO REGULATIONS" means the Radio Regulations of the International Telecommunication Union or any replacement for such regulations and includes all related regional agreements.

     "RELAY STATIONS" means stations defined as such in Table 1 of Schedule 1.

     "RELEVANT EMPLOYEES" means all Employees employed immediately before the Transfer Date (whether employed by CTI or otherwise) whose contract of employment has been or is to be transferred to the BBC or, as the case may be, a Successor Operator by virtue of the operation of law (including the Transfer Regulations) or any other person so employed in respect of whom liabilities arising from a contract of employment or employment relationship have or will be transferred by virtue of the operation of law (including the Transfer Regulations).

     "RELEVANT EMPLOYER" means an employer of any of the Employees or the Relevant Employees.

     "ROLL-OUT PLAN" means the industry-agreed plan for the roll-out of the second and third phases of DTT, as notified to CTI and amended by the D-Mux Group from time to time.

     "ROUTINE MAINTENANCE" means work or repairs that are planned by CTI to minimize faults on CTI equipment and/or the Transmission Network and to ensure that such equipment and the Transmission Network operates safely, complies with all applicable statutory requirements and meets the Transmission Requirements and Target Performance Measures.

     "RPI" means the retail price index (all items) published monthly in the Digest of Statistics by the Central Statistical Office or, if such index shall cease to be published, such other index of retail prices published in substitution for it.

     "THE SECRETARY OF STATE" means one of Her Majesty's Principal Secretaries of State.

     "SERVICES" means all services provided by CTI under this Agreement.

     "SERVICE CREDITS" means credits against Charges in respect of CTI failing to meet the relevant Target Performance Measures calculated in accordance with Clause 11.3 and Schedule 8.

     "SERVICE MANAGEMENT BOARD" means the committee described in Clause 5.4.

     "SERVICE MESSAGE" means a message of the kind described in Schedule 8.

     "SERVICES MANAGER" has the meaning set out in Clause 5.3.2.

     "SI" means service information.

     "SLA" means the service level agreement or agreements described in Clause
     5.1 .1.

     "SITE SHARING AGREEMENT" means an agreement substantially in the form of
     Schedule 10 or  in such other form as is acceptable to the BBC.

     "STATIONS" means the transmitter sites listed in Schedule 1 as amended from time to time and any substitute or additional transmitter sites that the parties may agree from time to time, in accordance with the Change Control Procedure.

     "SUCCESSOR OPERATOR" means the contractor first succeeding CTI in the provision or operation of all or any of the Services.

     "TARGET PERFORMANCE MEASURE" means the Performance Measure which is required for the DTF Transmission Service as described in Schedule 8.

     "TECHNICAL OPERATIONS CENTRE" ("TOC") means CTI's principal operations centre located at Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN.

     "TELECOMS ACT" means, in relation to the UK, the Telecommunications Act 1984 or such equivalent statutes as are from time to time in force in the Channel Islands or the Isle of Man.

     "TELETEXT" means any data service of the type which is currently transmitted using lines in the vertical blanking interval of the vision element of analogue television signals directed to the general public.

     "TERM" means the period of 12 years from the Phase 1 Launch Date.

     "TEST DATE" means, in relation to a Station, the date by which the relevant test transmitter or transmitter, as the case may be, is installed and ready for testing on such other date as may reasonably be agreed between the BBC and CTI in accordance with the requirements of the D-mux Group.

     "TPGD" means the Television Planning Group Digital of the ITC.

     "TRANSFER DATE" means close of business on the date when this Agreement terminates.

     "TRANSFER REGULATIONS" means the Transfer of Undertakings (Protection of Employment) Regulations 1981.

     "TRANSMISSION FAULTS" means breaks, discontinuances or other impairments of the transmission of the Data.

     "TRANSMISSION NETWORK" means all or such parts of the transmission system which are used to provide the DTT Transmission Service, including transmitters and related equipment at such of the Stations as have been Accepted, and any Distribution Links that are used to provide the DTT Transmission Service.

     "TRANSMISSION REQUIREMENTS" means the BBC's requirements for transmission of DTT by CTI as specified in Schedule 5, to be carried out by CTI in accordance with the provisions of Schedule 12.

     "VAT" means value added tax as currently charged under the Value Added Tax Act 1994 and any successor or replacement thereof and any similar tax chargeable under the laws of the United Kingdom or any other jurisdiction.

     "WTA" means the Wireless Telegraphy Acts 1949-1967 or such equivalent statutes as are from time to time in force in any of the United Kingdom, the Channel Islands or the Isle of Man.

     "YEAR" means the period from the date of execution of this Agreement to the first anniversary of that date (which constitutes the first Year), and each subsequent complete period of twelve months.

1.2 The expressions "THE BBC" and "CTI" include their respective permitted assigns, employees and agents.

1.3 Other than in Clause 12.7 or otherwise expressly stated in this Agreement, any reference to any Act of Parliament will be deemed to include any replacement or re-enactment for the time being in force and to include any by-laws, statutory instruments, licences, rules, regulations, orders, notices, directions, consents or permissions made under such Act and any condition attaching thereto. Any reference to a reference document shall be to one of the reference documents listed in Schedule 13, in its version at the date hereof or as otherwise reasonably agreed between the parties.

1.4 The headings in this Agreement are for ease of reference only and will not be taken into account in the construction or interpretation of any provision to which they refer.

1.5 The invalidity or unenforceability of any individual provision(s) of this Agreement shall not affect any other provision herein or render this Agreement invalid or unenforceable.

1.6 This Agreement is made between principals and it shall not be deemed to create any partnership between the parties and neither shall hold itself out as agent or partner of the other except as specifically contemplated under this Agreement.

1.7 In the event of any inconsistency between the general provisions of this Agreement and any of the provisions contained in any of the Schedules or attachments to this Agreement or to documents or agreements referred to in this Agreement the provisions of this Agreement shall take precedence to the extent of the inconsistencies.

1.8 Failure by either party to exercise any right conferred by this Agreement will not be deemed to be a waiver of any such right nor operate so as to bar the exercise or enforcement thereof or of any right on any other occasion.

1.9 Except to the extent that the context otherwise requires, words and expressions defined in Article 1 of the Radio Regulations shall have the same meanings in this Agreement,

1.10 This Agreement shall come into force on the Effective Date.

                   PART B - DESIGN AND IMPLEMENTATION PHASE

2    DESIGN AND ROLL-OUT

2.1 Subject to the provisions of this Agreement, it is the responsibility of CTI as from the Effective Date to provide the Design and Optimization Consulting Services and to ensure that the Transmission Network is supplied, operated, installed and maintained in a manner which allows supply of the DTT Transmission Services in accordance with the terms of this Agreement. CTI acknowledges that the BBC has no obligation to make any contribution to the capital cost of the Transmission Network or to the costs of maintaining or operating the Transmission Network.. This Clause
     2.1 does not affect the obligations of the BBC to make any payments expressly provided for in, or envisaged by, this Agreement.

2.2  TEST TRANSMITTERS

     2.2.1 CTI shall install the test transmitters at the Stations specified in Schedule 1 by the Test Dates.

     2.2.2 CTI has submitted to the BBC a High Level Design for each of the test transmitters. As these transmitters will be test transmitters, the BBC acknowledges that the designs may not be complete. Subject to Clause 2.2.3, each High Level Design must comply with the Transmission Requirements.

     2.2.3 It is acknowledged by the BBC and CTI that the High Level Design is based on information, data and documentation produced and/or approved by the Joint Frequency Planning Board. Accordingly, if, notwithstanding CTI's compliance with the High Level Design, CTI does not comply with the Transmission Requirements through no fault of CTI's, CTI shall not be in breach of this Agreement in consequence thereof and any material costs of overcoming a failure of the High Level Design to comply with the Transmission Requirements shall be for the account of the BBC.

     2.2.4 The test transmitters must be installed so that they comply with the radio frequency parameters set out in Schedule 1, Schedule 5, the technical parameters in Schedule 8 and the provisions of
               Schedule 12. Distribution Links and multiplex facilities will not be required, except as may be agreed between the BBC and CTI. The BBC and CTI will negotiate in good faith to agree what other requirements the test transmitters will be required to meet.

     2.2.5 CTI must provide the BBC with such access to the test transmitters as may be reasonably required as soon as they are available, and in any event by the Test Dates, for the purpose of inspecting the transmitters and conducting or participating in the conduct of test broadcasts. CTI must perform such test broadcasts and such other tests using the test transmitters as the BBC reasonably requires. The BBC will provide such material for test broadcasts by CTI as it considers reasonably appropriate. Further detail of the tests to be conducted will be reasonably agreed in good faith between the parties.

2.3  FIRST PHASE ROLL-OUT

     2.3.1 CTI must provide the BBC with such access to each of the Phase 1 Stations and all such information as is reasonably required (and which CTI is not prevented by statute, regulation or obligation of confidentiality from supplying) in order for the BBC to satisfy itself that CTI has complied with its obligations under Clause 2.1.

     2.3.2 The Phase 1 Launch Date shall be 1 November 1998, being the same as the industry launch date for DTT in the UK (the "Phase 1 Launch Date"). [*]

     2.3.3     [*]

     2.3.4     [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

2.4  SUBSEQUENT ROLL-OUT

     2.4.1     [*]

     2.4.2 For the avoidance of doubt, the BBC will not be obliged to pay any additional amounts and in appropriate circumstances may receive a reduction in the Charges (to be agreed pursuant to Change Control) as a result of any changes to the Roll-out Plan (whether they result in a reduction in the number of Stations or change the timing of roll-out) to the extent that such changes are required or permitted by the ITC in relation to any DTT multiplex licensee. This clause will not require CTI to increase the number of Stations without a change in the Charges.

     2.4.3 If the BBC wishes during the Term to acquire DTT Transmission Services from the Subsequent Stations, it will acquire such services from CTI in accordance with this Clause 2.4.

     2.4.4 CTI must comply with the Roll-out Plan in relation to the Subsequent Stations.

     2.4.5 CTI must provide the BBC with such access to each of the Subsequent Stations and all such information as is reasonably required (and which CTI is not prevented by statute,

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

regulation or third party confidentiality obligations from supplying) in order for the BBC to satisfy itself that CTI has complied with its obligations under Clause 2.4.4.

2.5  DELAY

     2.5.1 Without prejudice to CTI's obligations under this Agreement, if any event occurs which causes or is likely to cause delay in the installation of any transmitter (including test transmitters) or if CTI is unable or likely to be unable to meet the Phase 1 Launch Date or the Phase 2 or Phase 3 Service Dates (as the case may be), it must notify the BBC of the delay, giving reasons for it and specifying the likely period of the delay.

     2.5.2     If the event notified by CTI under Clause 2.5.1 is:

        (i)    a Force Majeure Event;

        (ii)   a breach of this Agreement by the BBC;

        (iii) delays caused by CTI carrying out work to modify analogue transmitters other than as set out in Schedule 4;

        (iv) delays occasioned by performance by CTI of any Emergency Service in accordance with Clause 3.2 below;

        (v) delays caused by disputes on the issue of an Acceptance Certificate resolved or determined in CTI's favour;

        (vi) delay in obtaining or refusal to grant planning approval to the extent that the delay is outside CTI's control;

        (vii) lack of agreement on national or international frequency co-ordination or frequency planning or changes in frequencies;

        then the Phase 1 Launch Date or the Phase 2 Service Date or Phase 3 Service Date (as the case may be) for affected Stations and the date for completion of the other obligations of CTI under this Agreement will be amended to reflect the period of the delay resulting from that event. Further, the BBC shall pay any reasonable additional costs incurred by CTI and evidenced to the BBC to overcome or circumvent the matter giving rise to any delay under Clause 2.5.2(ii) above.

2.6  MODIFICATIONS TO ANALOGUE TRANSMITTERS

     2.6.1 Modifications may be required to the transmission characteristics of existing analogue transmitters located at Stations or at other transmission sites to permit the introduction of the BBC Multiplex and to ensure the transmission of analogue and digital services without interference from those Stations and other sites simultaneously with the digital transmission of the Data.

     2.6.2 The determination of what modifications are required will require co-ordination with other industry participants. Although the BBC will be primarily responsible for this process, CTI must take a pro-active role in this co-ordination, and will be required to represent the BBC's interests on relevant working groups.

     2.6.3 Details of the modifications to the existing analogue transmitters which shall be undertaken by CTI are set out in
               Schedule 4. Work carried out by CTI in this field in addition to that described in Schedule 4 may be an additional cost to be borne by the BBC and agreed between the parties in advance.

     2.6.4 Modifications shall be made to transmitters by the Test Date for the relevant Station.

     2.6.5 CTI shall not be responsible for modifying equipment at viewers' premises.

2.7  INSTALLATION AND TESTING

     2.7.1     CTI must, subject to this Agreement, and in particular to Clauses
               2.2.3 and 2.7.2, install and test each Station by the Build Date, and have Accepted each Phase 2 Station and Phase 3 Station by the Build Date and make each Station Operational by the Phase 1 Launch Date or the Phase 2 Service Date or Phase 3 Service Date (as the case may be) for that Station. CTI must ensure that by the Phase 1 Launch Date or Phase 2 Service Date or Phase 3 Service Date (as the case may be) for that Station:

        (i) the Station is capable of providing the DTT Transmission Services in accordance with the Transmission Requirements;

        (ii) all Distribution Links and other equipment or facilities (including multiplex facilities) required in order for CTI to supply the DTT Transmission Services from the Station are installed and operating such that the DTT Transmission Services can be provided from that Station in accordance with the Transmission Requirements; and

        (iii) the transmitter and other equipment installed at the Station comply in all material respects with the High Level Design for the Station. Subject to Clause 2.2.3, such High Level Design will comply with the Transmission Requirements.

     2.7.2 CTI must give the BBC 14 days' notice of when a Station first becomes available for testing. Each Station must be available for testing by the Test Date for that Station unless otherwise agreed between the parties. For the avoidance of doubt, if a Station is available before that time CTI must notify the BBC in accordance with this paragraph.

     2.7.3 The Acceptance Tests in relation to each Station shall be as set out in Schedule 6, or as otherwise amended by agreement between the parties.

     2.7.4 The Acceptance Tests will be carried out at such times as are agreed between the parties, and shall be jointly executed by the BBC and CTI unless the BBC notifies CTI in writing that CTI may carry out any such Acceptance Tests itself, in which event the BBC shall be entitled to attend. CTI shall, in all cases, notify the BBC with copies of the results of Acceptance Tests, when any such Acceptance Tests have been completed.

     2.7.5 The BBC must notify CTI in writing within 24 hours of receipt of the results of Acceptance Tests if it considers that the Acceptance Tests have not been completed successfully in accordance with Schedule 6 Part 2. If the BBC confirms such successful completion or does not respond to CTI within the said 24-hour period, then Acceptance for the purposes of this Agreement will have taken place on the date on which the Acceptance Tests were delivered to the BBC.

     2.7.6 For the avoidance of doubt, Acceptance of a Station in accordance with this Clause will not affect, remove or mitigate any other obligations of CTI under this Agreement including, without limitation, the obligation to provide the DTT Transmission Services in accordance with the Transmission Requirements and the obligation to pay Service Credits calculated in accordance with
               Schedule 8. No service credits shall be payable in respect of any Station until that Station's Acceptance in accordance with this Clause 2.

     2.7.7 If within 24 hours of the receipt of the Acceptance Tests the BBC notifies CTI in writing that it does not consider that the Acceptance Tests have been completed successfully and CTI and the BBC shall fail to settle the matter in dispute within a further 7 days, then the question of whether the Acceptance Tests have been completed successfully will be referred to the Expert described in Clause 5.6.5 for the Expert's determination as set out in Clause 5.6.5.

     2.7.8 If, pursuant to Clause 2.7.7, it is agreed or determined that the Acceptance Tests have not been completed successfully, CTI shall be required to take such steps as are necessary to ensure successful completion of such Acceptance Tests at CTI's expense. In such circumstances CTI shall also reimburse the BBC in full for its costs and expenses reasonably incurred in investigating and disputing the unsuccessful Acceptance Tests. If, pursuant to Clause 2.7.7, it is agreed or determined that the Acceptance Tests have been completed successfully then no liquidated damages or other amounts shall be payable by CTI and the Station(s) in question shall be deemed to have been Accepted on the date on which CTI first delivered the Acceptance Tests to the BBC.

     2.7.9 Detection of a fault as a result of a helicopter survey conducted pursuant to the procedure set out in paragraph 12 of Schedule 6
               Part 2 shall not of itself affect the timing of completion of the Acceptance Tests. CTI agrees that if a fault is so detected it will rectify it within a reasonable period of time, such time to be agreed between the partes.

2.8  MILLENNIUM COMPLIANCE

     CTI must ensure that all software and systems installed or used in the Transmission Network, or otherwise used in relation to the provision of the Services, are Millennium Compliant.

                       PART C - SERVICE OPERATION PHASE

3    SERVICES

3.1  DTT TRANSMISSION SERVICE

     3.1.1 From the Phase 1 Launch Date or the Phase 2 Service Date or Phase 3 Service Date (as the case may be) in relation to each Station, CTI shall provide the digital terrestrial transmission of the Data from that Station using the BBC Multiplex in accordance with the Transmission Requirements. The Data will be delivered to CTI at the Interfaces in the form set out in Schedule 7, and CTI shall be responsible for conveying the Data from the Interfaces to the Stations for transmission using the Distribution Links. The services described in this Clause 3.1.1 shall comprise the "DTT Transmission Service". A detailed description of the DTT Transmission Service is set out in Schedule 5. Nothing in this Agreement shall constitute or imply any warranty, representation or obligation on the part of CTI as to the size or location of the areas actually capable of receiving Data transmitted by CTI in accordance with this Agreement or that any such Data is capable of reception in the whole or part of any such area.

     3.1.2 In addition, CTI will ensure that the DTT Transmission Service is:

               (i) performed in accordance with the standard of care to be reasonably expected of a skilled provider of digital terrestrial television broadcast transmission services; and

               (ii) provided on a continuous basis at all times when the Data is scheduled by the BBC to be transmitted.

     3.1.3 CTI shall not be liable for failure to provide the DTT Transmission Service:

               (i) in respect of any failure or degradation of the signal or message comprising the Data which arises during transmission of the Data to the Interfaces and prior to receipt at the Interface;

               (ii) (except as provided in (i) above) where it is temporarily unable to provide all or part of the DTT Transmission Service due to a Force Majeure Event;

               (iii) where any of the Transmission Network is requisitioned, taken over or used pursuant to Clause 8 of the DNH Agreement, any Emergency Powers, including for the making of Emergency Announcements or the performance of Emergency

               Services or action taken by any authority pursuant to any direction under Section 94 of the Telecoms Act or by any authority pursuant to Condition 6 of CTI's Telecoms Act licence;

        (iv) where any part of the Transmission Network is subject to a notice issued by the Secretary of State or the Radiocommunications Agency which requires the cessation of, or adversely affects the provision of, the DTT Transmission Service:

               (a)   in the interests of long-term spectrum planning; or

               (b) in the event of a national or local state of emergency being declared.

     3.1.4 CTI hereby undertakes not to change, add or remove any Data or in any other way affect the BBC's editorial control of the Data whether before or after its transmission through the Transmission Network, other than:

               (i) as is necessary to process and multiplex the signals for the purposes of transmission by the transmitters comprised in the Transmission Network in accordance with the terms of this Agreement; or

               (ii)  where automatic protection systems are in place; or

               (iii) for purposes of monitoring the Data as it is transmitted, provided that any Data which is decoded for purposes of monitoring is not subsequently recoded for transmission; or

               (iv)  as directed by the BBC in writing.

               Any changes made to the transmission of the Data in the event of a Force Majeure Event or Transmission Fault shall be the responsibility of the BBC unless the BBC gives instructions to CTI to make specified changes to the Data to circumvent the Force Majeure Event or the Transmission Fault and it is reasonably practicable to make such changes within the requisite timescale.

     3.1.5 This Agreement does not cover the insertion of EPG or CA information into the Data. However, CTI will be required to transmit EPG or CA data, which may be inserted by one or more third parties. CTI must co-operate with, and provide reasonable assistance where requested, to any such third parties. It shall ensure that its equipment has the flexibility to support the transmission of EPG and CA. Any introduction of EPG or CA into the DTT Transmission Service will be dealt with under the Change Control Procedure.

     3.1.6 CTI must use its reasonable endeavours to ensure that no pirated signal or other unauthorised data is injected to any signal broadcast using the BBC Multiplex at any stage after the Interface and at or before transmission by CTI and must use its reasonable endeavours, to ensure that no Station picks up off air signals not licensed for broadcasting in the UK and re-transmits such signals or other unauthorised data using the BBC Multiplex. If CTI becomes aware of the injection of any pirated signal or the retransmission of such off air signals it must promptly inform each of the BBC and the Radiocommunications Agency and co-operate with any request of the BBC or the Radiocommunications Agency concerning that pirated signal or other unauthorised data or off air signal. Any steps taken by CTI to resolve any such problems which do not result from any breach of this Clause by CTI shall not be an Accountable Incident for the purposes of this Agreement.

3.2  EMERGENCY SERVICES

     3.2.1 In the event that the BBC notifies CTI that the Data includes any Emergency Announcements, CTI will transmit such Emergency Announcements from all Stations notified to it by the BBC (to the extent that the Station forms part of the Transmission Network at the time), using, where required, the Transmission Network (notwithstanding any Planned or Routine Maintenance relating to such Stations), and will halt, to the extent that it would otherwise prevent the transmission of such Emergency Announcements, any emergency fault repair. In the event that the BBC notifies CTI that it has been requested by the Secretary of State to refrain from broadcasting or transmitting any matter or class of matter, the BBC will use reasonable endeavours to prevent such matter from being sent to the Interfaces.

     3.2.2 The BBC will act as required, requested or directed by the Secretary of State, any Minister of Her Majesty's Government, the Home Office or the Channel Islands' authorities in providing any Emergency Announcement, requiring the cessation of any transmission or taking possession of any of the Stations or any CTI Equipment. The BBC agrees to use its reasonable endeavours to provide as much notice as possible of any requirements for an Emergency Announcement or any of the Emergency Services. Subject to the terms of any direction given to CTI by Her Majesty's Government, the

               BBC and CTI will work together when required by the BBC to plan the procedures for transmitting Emergency Announcements. In the event of any dispute between CTI and the BBC, acting on behalf of the Secretary of State, any Minister, the Home Office or the Channel Islands' authorities, as to the procedures for transmitting Emergency Announcements, the reasonable requirements of the BBC shall prevail.

     3.2.3 In the event that the Secretary of State, or any Minister of the Crown, or official of the Secretary of State authorised to act on his or her behalf, has concluded that an emergency has arisen as contemplated by Clause 8.3 of the DNH Agreement then CTI agrees to permit the Secretary of State to exercise his or her powers to take control of the transmission of the Data or to do any of the other acts contemplated by Clause 8.3 of the DNH Agreement. The Secretary of State or his or her nominee may enter any CTI Sites (including pursuant to an order or direction made by Her Majesty's Government requiring this) in exercise of Emergency Powers and use all CTI Equipment located at such premises or sites and may use the BBC Multiplex and any spectrum licensed to CTI under the WTA. The BBC may act on behalf of the Secretary of State in this regard.

     3.2.4 Any provision of any Emergency Services or an Emergency Announcement, either at the request of the BBC or pursuant to any Emergency Powers, shall not constitute a breach of any other requirements of this Agreement or give rise to an obligation on CTI to make any payment or give any Service Credits to the BBC and to the extent that the provision of any such services delays a Launch Date, no damages in this connection shall be payable by CTI.

3.3  INDUSTRY INVOLVEMENT

     3.3.1 The parties understand that launch of DTT in the United Kingdom will require considerable industry co-ordination and co-operation. Each of them agrees to use all reasonable endeavours to participate in relevant industry working groups and to be pro-active in seeking to achieve industry agreement on matters that are yet to be determined.

     3.3.2 Without limiting the generality of Clause 3.3.1, CTI agrees that throughout the Term it will:

        (i) liaise with other multiplex and transmitter network operators and receiver and set top box manufacturers with a view to ensuring that the Data can be satisfactorily received and displayed in accordance with the Transmission Requirements;

        (ii) procure that the CTI Representative attends all seminars, industry meetings or other meetings as the BBC may reasonably request relating to the subject matter of this Agreement including, without limitation, meetings relating to digital terrestrial video broadcasting, CA, SI, EPG and domestic, regional and international frequency allocation; and

        (iii) assist the BBC where requested to make oral or written representations or submissions to, or conducting negotiations with, regulators, industry or government bodies or working groups relating to the subject matter of this Agreement including, without limitation, representations, submissions or negotiations relating to digital terrestrial video broadcasting, CA, SI, EPG and domestic, regional and international frequency allocation.

3.4  SPECTRUM MANAGEMENT

     3.4.1 Throughout the Term, CTI will co-operate with and assist the BBC where requested in relation to spectrum management and frequency allocation but the BBC remains primarily responsible for such matters.

     3.4.2 CTI will at the request of the BBC and/or the Radiocommunications Agency investigate at its own cost any instances of interference to digital or analogue broadcast transmission or reception which may be related to the Stations or the performance of the DTT Transmission Services anywhere in the United Kingdom, the Channel Islands or the Isle of Man. In the event that such interference is found to be as a direct result of an act or omission by the BBC, the BBC will be responsible for CTI's costs of investigating that interference. CTI's obligations under this Clause 3.4.2 shall not extend to investigating interference at viewers' premises.

3.5  DISTRIBUTION LINKS

     3.5.1 CTI will use a fibre distribution network provided by British Telecommunications PLC ("BT").

     3.5.2 The current distribution network is set out in Schedule 12 (the "NETWORK"). By the completion of Phase 3 in accordance with the Roll-out Plan and the Phase 3 Launch

               Date no fewer than 76 Stations will be connected by primary fibre link to the Network and no fewer than 40 Stations will be connected with a dual fibre link to this Network. No more than 5 Stations will have dual radio feed connections to the Network.

     3.5.3     [*]

4    THE BBC'S OBLIGATIONS

4.1  OPERATIONAL OBLIGATIONS

     4.1.1 The BBC shall supply the Data to CTI in accordance with the Interface Specification for transmission by CTI from the Interface. No material changes may be made to the Interface Specification without the agreement of CTI and the BBC.

     4.1.2 In the event of interruption or degradation to the signal carrying the Data occurring prior to receipt by CTI of the Data at the Interface the onus shall be upon the BBC at its own cost to establish and remedy at its own cost the cause. CTI shall not be held to be in breach of any of its obligations under this Agreement as a result of interruption or deterioration in the quality of transmission of the Data in such circumstances, unless that interruption or degradation is as a direct result of the breach by CTI of any of its obligations under this Agreement .


4.2  DATA

     4.2.1 The BBC will supply the Data to the Interfaces in such form as is necessary to permit CTI to comply with the relevant provisions of the 1996 Act, the terms upon which the BBC Multiplex is allocated to the BBC, the WTA or the Telecoms Act and any other licence or consent which governs or relates to the running of the Transmission Network, provided that any requirements necessary to enable CTI to so comply are notified by CTI to the BBC from time to time.

     4.2.2 Without limitation to the generality of Clause 4.2.1, the BBC will not knowingly permit the Data to contain any material:

        (i) which is defamatory, offensive or abusive or of an obscene or menacing character; or

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

        (ii) which constitutes a violation or infringement of the rights of any person (including but not limited to all intellectual property rights such as moral rights, rights of copyright or confidentiality) or infringement of any law.

     4.2.3 The BBC will indemnify CTI against all Losses arising out of or in any way connected with the matters referred to in Clause 4.2.2.

     4.2.4 The BBC reserves the right, under this Agreement, to vary at any time the number of channels comprised in the Data and the nature of the Data that it broadcasts using DTT, provided that the total capacity required to broadcast the Data is not greater than the total available on the BBC Multiplex (24.13 Mbit/S).

4.3  BBC AFFILIATES

     Subject to the BBC being responsible for compliance with any relevant legal or regulatory requirements, the BBC may permit its Affiliates to use the Services. The BBC will be responsible for any use by its Affiliates and for procuring that its Affiliates comply with the terms of this Agreement.

4.4  FREQUENCY CLEARANCES

     As between the BBC and CTI, the BBC shall be responsible for ensuring that the BBC has been, and continues to be, allocated all the necessary frequencies for the digital terrestrial television broadcasting of Data in the UK. CTI will not be responsible for any failure to obtain or delay in obtaining such allocations.

        PART D - PROJECT MANAGEMENT, SERVICE MANAGEMENT AND CONTRACT
                                  MANAGEMENT

5    CONTRACT MANAGEMENT, REVIEW OF SERVICES AND DISPUTES

     The parties shall comply with the provisions relating to operational management of this Agreement set out in Schedule 8 hereto.

5.1  SERVICE LEVEL AGREEMENT

     5.1.1 Within 3 months from the date of execution of this Agreement CTI must submit to the BBC a draft service level agreement or agreements (the "SLA") setting out detailed provisions relating to the following matters:

        (i)    performance requirements of the Services;

        (ii)   operational management of the Services;

        (iii)  the manner and form of problem notification;

        (iv)   the mechanism for review of the Services;

        (v) the management and escalation of problems arising from this Agreement; and

        (vi) other matters relating to the day-to-day implementation and operation of this Agreement.

     5.1.2 Within 30 days of receipt by the BBC of the draft SLA, the parties will discuss in good faith the terms of the SLA with a view to reaching agreement on its terms. CTI will take into account any reasonable comments of the BBC and modify the SLA accordingly.

     5.1.3 If the terms of the SLA are not agreed within 6 months from the date of execution of this Agreement, then the agreement of its terms will be escalated in accordance with Clause 5.6.

     5.1.4 The SLA is intended to operate as a functional document which is used in the day-to-day management and operation of the Services. It will need to be continually reviewed, in accordance with the terms of this Clause 5, to reflect the developing nature of the Services and to ensure the continual improvement of the Services.

     5.1.5 Each party agrees to comply with the terms of the SLA provided that, if from time to time there is any inconsistency between the terms of this Agreement and the terms of the SLA, the terms of this Agreement will prevail to the extent of the inconsistency. The agreement of terms in the SLA which are inconsistent with or supplementary to the terms of this Agreement will not be treated as a waiver or variation of any terms of this Agreement.

5.2  GENERAL PRINCIPLES AND DEVELOPMENT OF THE SERVICES

     5.2.1 It is intended by the parties that they will operate this Agreement in close communication with the aim of achieving the closest possible co-operation in relation to the Services. It is recognised by the parties that to achieve this aim both parties will need to consult with each other on a frequent basis and regularly on a daily basis.

     5.2.2 CTI will constantly strive to improve the quality, reliability and value for money of the Services in accordance with the principles set out in paragraph 2 of Schedule 3 hereto.

     5.2.3 CTI will approach the provision of the Services to the BBC in an innovative and creative fashion.

     5.2.4 On or before 30 September in each Year (or on such other date as is agreed), CTI will provide to the BBC an annual written report to be prepared at its own cost which:

        (i) describes the changes and improvements made during the last Year to the infrastructure and facilities used to provide the Services and those planned for the next Year and subsequent Years;

        (ii) contains a summary of industry trends and innovations, sufficient to give the BBC an understanding of options that may exist for future improvement or development of the Services and technology developments that could improve the quality, reliability and value for money of the Services;

        (iii)  includes an executive summary; and

        (iv) is otherwise in such format and contains such material as the parties agree.

     5.2.5 CTI acknowledges that the BBC wishes to be able to take advantage of potential improvements in technology which will improve the quality of the Services and to ensure that it is placed to meet industry developments. CTI will inform the BBC of any changes, developments or industry trends that may assist the BBC in achieving this aim and will inform the BBC Representative of any means of which it is aware from time to time to improve the reception of the Data, the coverage area receiving the Data, or the quality, reliability or value for money of the Services.

     5.2.6 The parties shall work together in good faith in carrying out their respective obligations under this Agreement.

5.3  PROJECT AND CONTRACT MANAGEMENT AND OPERATIONAL MANAGEMENT

     5.3.1 In respect of the day-to-day management of this Agreement and the performance of each part of the Services:

        (i)    CTI will deal with the BBC Operational Point of Contact; and

        (ii)   the BBC will deal with the Technical Operations Centre.

     5.3.2 CTI must appoint a person who will be the BBC's primary point of contact at CTI in relation to the roll-out of the Transmission Network (the "PROJECT MANAGER"). CTI must also appoint a person who will be the BBC's primary point of contact at CTI in relation to the provision of the Services (the "SERVICES MANAGER"). The initial Project Manager will be Russel Inman and the initial Services Manager will be Peter Lee.

     5.3.3 The Project Manager and the Services Manager may be the same person or they may be two different people.

     5.3.4     [*]

     5.3.5 CTI must give the BBC at least 1 month's notice of the removal of the Project Manager or the Service Manager, unless it is unable to do so and the removal results from the resignation, dismissal with due cause, illness or death of the Project Manager or Services Manager or any other similar event outside the control of CTI ("UNAVOIDABLE EVENT"). If an Unavoidable Event occurs, CTI must advise the BBC as soon as reasonably practicable after it becomes aware that the Unavoidable Event will result or is likely to result in the removal of the Project Manager or the Services Manager.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     5.3.6 CTI must provide the BBC with details of the experience of any proposed replacement for the Project Manager or the Services Manager and must give the BBC the opportunity to meet with the proposed replacement. The replacement must be approved by the BBC, such approval not to be unreasonably withheld. Except in cases where an Unavoidable Event has occurred, the replacement must be approved by the BBC prior to the removal of the Services Manager or the Project Manager.

     5.3.7 Except in cases where an Unavoidable Event has occurred, when a replacement Services Manager or Project Manager is appointed, there must be at least a one-month handover period where the replacement works together with the outgoing Services Manager or Project Manager, as the case may be.

     5.3.8 The BBC Representative will be the BBC's primary point of contact for the Project Manager and the Services Manager.

     5.3.9 The BBC Representative and the Project Manager will meet once every month, or more frequently at the request of either party, until both parties agree that such meetings are no longer required. These meetings will relate to the roll-out of the Transmission Network. Each month, the Project Manager will be required to provide the following:

        (i) an overall programme plan indicating the main implementation issues, including acceptance and end-to-end testing and identifying the critical path for roll-out of the Transmission Network and provision of the DTT Transmission Service;

        (ii) GANTT charts showing clearly the timescale and relationship between each phase of the project, including major milestones, and clearly indicating any critical areas; and

        (iii) progress reports showing developments and progress against the plan. An updated version of the flow diagram or GANTT chart, revised to show progress and re-calculated to show any changes to the forecast ready for service date shall be provided with every progress report.

     5.3.10 The BBC Representative and the Services Manager will meet once every month, or more frequently at the request of either party, beginning at least three months prior to the Phase 1 Launch Date or at such other time as is agreed.

5.4  SERVICE MANAGEMENT BOARD

     CTI and the BBC will establish a Service Management Board to deal with all major matters concerning the amendment, or the reviewing of the operation, of this Agreement. It will consist of two or more representatives of each party, including the Services Manager, the Project Manager and the BBC Representative. The Board will meet quarterly, or at such other time as is agreed between the parties. Its remit will be as follows:

     5.4.1 to make recommendations to the parties regarding the need for, and implementation of, changes to the Services or the SLA;

     5.4.2 to attempt to resolve any disputes that may arise between the parties which cannot be satisfactorily resolved between the Services Manager and the BBC Representative or the Project Manager and the BBC Representative, and which are referred to it in accordance with Clause 5.6, and to make recommendations to the parties regarding any such dispute;

     5.4.3 to monitor technological developments in telecommunications and broadcasting which may affect the provision of the Services and to make recommendations to the parties regarding the desirability of improving the Services in light of such changes and to consider and plan for the implementation of new services;

     5.4.4 to make recommendations on changes to this Agreement required by reason of changes to the Charter and DNH Agreement; and

     5.4.5   any other matters on which the parties agree from time to time.

5.5  ANNUAL REVIEW

     CTI and the BBC will hold an annual review meeting which must be attended by the Chief Executive Officer of CTI (or a replacement reasonably acceptable to the BBC) and the BBC's Director of Policy and Planning (or a replacement reasonably acceptable to CTI).

5.6  DISPUTES

     5.6.1 Any complaints, disputes or problems (each an "ISSUE") relating to this Agreement will be escalated as set out in this Clause 5.6.

     5.6.2 Any Issue will be referred in the first instance to the BBC Representative and either the Project Manager or the Services Manager, as appropriate. The BBC and CTI will procure that their respective representatives discuss in good faith any Issue with a view

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             to resolving it. If an Issue is not resolved to the satisfaction of either party within 30 days of both parties having first been aware of it, then either party may refer it to the Service Management Board.

     5.6.3 If an Issue is referred to the Service Management Board, then each party must procure that their Representatives on that Board discuss the Issue in good faith at the next meeting of the Service Management Board with a view to resolving it. Either party may convene a meeting of the Service Management Board to be held within 14 days of an Issue being referred to it. If the Issue is not resolved to the satisfaction of both parties within 7 days of the meeting of the Service Management Board, then either party may require that the Issue is dealt with under Clause 5.6.4.

     5.6.4 Where an Issue is to be dealt with under this Clause 5.6.4, the parties will ensure that, for the BBC, the Director of Policy and Planning, and for CTI, the Chief Operating Officer, will meet together with a view to resolving the Issue. The parties will allow 30 days from the date of escalation of the matter for such consultation or discussions to take place before referring the Issue to adjudication or initiating any arbitration or other legal proceedings.

     5.6.5 If an Issue is not resolved pursuant to Clause 5.6.4 and it relates solely to matters of an engineering or technical nature, either party may refer it for adjudication to the President for the time being of the Institution of Electrical Engineers, or his nominee. The President or his nominee shall act as an expert, not an arbitrator. The Expert shall in no circumstances be an employee, agent or sub-contractor of NTL, CTI or the BBC and shall in all other ways be independent of all such persons. The party referring any Issue for adjudication must deliver to the expert and the other party a notice setting out the matters in dispute and any relevant supporting evidence. The other party shall be entitled to reply to the notice and such evidence, delivering such reply to the expert and the party referring the Issue. Otherwise, the expert shall be entitled to decide on the procedure he or she wishes to adopt. Any determination of the expert must be in writing and shall be final and binding on both parties, failing any manifest error on the face of the decision. Unless the expert determines otherwise, both parties will bear their own costs of the determination and half the costs of the expert.

     5.6.6 If an Issue is not resolved pursuant to Clause 5.6.4 and it does not relate solely to matters of an engineering or technical nature, either party may refer it to mediation in

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             accordance with the Centre for Dispute Resolution procedures then in force. If after 30 days either party believes that mediation has not resolved the Issue, then either party may proceed to litigation. Unless agreed otherwise, each party will bear its own costs of the mediation and half the costs of any third party involved.

     5.6.7 Except where clearly prevented by the nature of the Issue, the parties must continue performing their respective obligations under this Agreement while any Issue is escalated in accordance with this Clause 5.

6  CHANGE CONTROL

6.1   CHANGES BY CTI

     6.1.1 Subject to Clause 6.1.2, CTI shall not make any changes to the High Level Design which have or may have a material effect on the performance of CTI's obligations under this Agreement without the BBC's prior written consent, not to be unreasonably withheld or delayed. CTI may make any other changes to the High Level Design provided it notifies the BBC of the proposed changes and the reason for such proposed changes in advance in writing. CTI may make other changes to the Transmission Network provided that:

      (i) any such changes do not detract from, reduce or impair the performance or operation of the Services or the Transmission Network (which includes the flexibility of the Transmission Network);

      (ii) CTI is still able to comply with the Transmission Requirements and the Target Performance Measures; and

      (iii) it notifies the BBC of such changes in advance in writing and, where such proposed changes are notified to the BBC before completion of Phase 3 and subject to Clause 6.1.2 below, CTI obtains the BBC's prior written consent, such consent not to be unreasonably withheld or delayed.

     6.1.2   The BBC's consent under Clause 6.1.1 shall not be required where:

      (i)    closure of a Station is necessitated by a Force Majeure Event; or

      (ii) closure is required, either on a temporary or a permanent basis, by reason of road building or other civil works carried out by a government or public sector body or

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                 any other person acting under a concession granted by a
                 government or public sector body; or any other person acting under a concession granted by a government or public sector body; or

          (iii) if the change is required by law, any national or supranational regulatory authority, the Radio Regulations, or any statutory obligations.

          In such circumstances, the parties agree to make all necessary consequential amendments to this Agreement in accordance with the Change Control Procedure.

     6.1.3 In making any changes in accordance with this Clause 6.1, CTI will have regard to the BBC's programme scheduling requirements and give the BBC's Representative as much written notice as reasonably practicable, with sufficient details of any proposed changes.
6.2  [*]

6.3   OTHER CHANGES

      6.3.1 Each of the parties acknowledges that the nature of the Services being provided under this Agreement means that they are likely to change as digital terrestrial television broadcasting develops in the United Kingdom and in Europe.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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     6.3.2  Either party may from time to time request or suggest a change to the Services provided under this Agreement. Any such request or suggestion will be dealt with in accordance with the Change Control Procedure.

     6.3.3 All modifications or amendments to this Agreement must be in writing and signed by both parties and must specify which Clauses and Schedules are intended to be amended. All modifications or amendments to this Agreement must be agreed in accordance with this Clause 6.

7    PERFORMANCE MONITORING AND REPORTING
7.1  MONITORING

     7.1.1 Detailed provisions relating to monitoring and reporting of performance will be contained in the SLA. To the extent that there is any inconsistency between the terms of the SLA and the terms of this Clause 7, the terms of this Clause will prevail unless the parties agree otherwise in writing.

     7.1.2 CTI must install and operate monitoring, control and reporting equipment to allow the dynamic checking of:

      (i)   the integrity of the received and broadcast MPEG transport stream;

      (ii) compliance with the ERP and equivalent loss of noise margin requirements; and

      (iii) the transmission of the Data against the Transmission Requirements and Target Performance Measures.

     7.1.3 The monitoring performed by CTI must comply with the requirements set out in Schedule 8 and such other requirements as are agreed between the parties from time to time.

     7.1.4 CTI must monitor the quality of the signal received at the Interfaces. CTI must immediately notify the BBC Operational Point of Contact where any signal interruption or degradation is identified and provide all reasonable assistance to the BBC in establishing and remedying its cause.

     7.1.5  [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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

            [*]

     7.1.6 If any process of monitoring or verification which is required by the BBC requires an interruption of the DTT Transmission Service and CTI advises the BBC prior to the performance of the monitoring or verification that such an interruption will be required and gives it the option as to whether or not to continue, CTI will not be required to pay Service Credits if the BBC elects to continue and the monitoring or verification results in an Accountable Incident. If any process of monitoring or verification does not require interruption or the BBC is not advised prior to it being performed that it requires an interruption, then Service Credits will be payable in respect of any Accountable Incident that results from the monitoring or verification.

7.2  COMPLIANCE WITH THE TRANSMISSION REQUIREMENTS AND PERFORMANCE STANDARDS

     7.2.1 If the BBC reasonably believes that CTI has failed to comply with the Transmission Requirements or Target Performance Measures or that other impairments to the transmission of the Data have occurred in respect of any of the Stations, it may give to CTI written notice to this effect, and CTI shall carry out checks within seven days of the date of such notice to ascertain whether such failure has taken place and provide the results of such checking to the BBC and take any measures needed to comply with the Transmission Requirements and Performance Standards (provided that, in the event of any dispute between the parties, that dispute shall be referred to the BBC Representative and the CTI Representative and thereafter dealt with according to the contract management procedure set out in Clause 5). Where it is substantiated (either by agreement or by expert determination) that such failure has taken place, then the BBC shall be entitled to recover Service Credits to the extent of a failure to meet the Transmission Requirements in accordance with Clause 11.3.

     7.2.2 Performance measurement to ensure compliance with the Transmission Requirements shall take place [*]. During such tests, CTI shall deploy staff at a sufficient number of Stations and will carry out sufficient tests to ensure that the Transmission Network as a whole performs in accordance with the Transmission

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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      Requirements.  In order to perform these tests, the BBC may apply an agreed set of test signals to the Transmission Network, in place of normal programme material. Each of the BBC and CTI shall bear its own costs in respect of such tests. If the network tests described above reveal that the Performance Standards are not being achieved, then:

      (i) CTI must immediately rectify any defects in the Transmission Network so as to ensure that the Performance Standards are achieved;

      (ii) CTI must make the Transmission Network available for re-tests to take place. In undertaking such re-tests, CTI shall endeavour to minimise disruption to the Services. CTI shall be responsible for all costs of such re-tests, including any reasonable costs incurred by the BBC; and

      (iii) CTI will be liable to pay Service Credits in respect of any failure to meet the Performance Standards which is revealed as a result of the network tests until such time as the Performance Standards are met.

7.3  PERFORMANCE REPORTING

     7.3.1 CTI will produce a monthly performance review report relating to its compliance with the Transmission Requirements and Performance Standards. The report must be in a form to be agreed between the parties, but must include, as a minimum, the following:

      (i) a list of all Transmission Faults that have occurred during the period covered by the report (including Transmission Faults which are not Accountable Incidents);

      (ii) a separate list of all Accountable Incidents that have occurred during the period covered by the report;

      (iii) information showing details of actual performance which has differed significantly from the Target Performance Measures during the period covered by the report; and

      (iv) such other information as is agreed between the parties from time to time.

     7.3.2 The report required under Clause 7.3.1 shall be sent to the BBC Representative within seven days of the end of each month.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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7.4  PERFORMANCE DATABASE

     7.4.1 All source material relevant to monitoring, as specified in Schedule 8, shall be recorded by CTI in an electronic database more fully described in Schedule 12 (the "PERFORMANCE DATABASE") which will be archived on a monthly basis and the data kept for 3 years from the end of the then current Year.

     7.4.2 CTI must provide the BBC with on-line access to the Performance Database. The BBC may use and copy the Performance Database and any information or data contained in the Performance Database or otherwise supplied pursuant to this Agreement relating to CTI's compliance with this Agreement solely for the purposes of this Agreement, assessing the performance of digital terrestrial broadcasting generally and in performance of its obligations to the Department of Culture, Media and Sport in relation to this Agreement and the performance of digital terrestrial broadcasting only.

     7.4.3 If CTI becomes aware at any time that the information contained in the Performance Database is or may be inaccurate, it must promptly notify the BBC and must reprocess the data so that it is accurate and provide the BBC with the revised information. If the BBC considers that the Performance Database is or may be providing inaccurate information it may advise CTI and CTI must promptly investigate the potential inaccuracy.

     7.4.4 The information provided by the Performance Database will be used for the purpose of measuring CTI's compliance with its obligations under this Agreement. It will be assumed to be accurate unless:

      (i) it is reasonably apparent that it is incorrect or it is likely that it has not been calculated correctly; or

      (ii) either party demonstrates that it is not correct or that it is likely that it has not been calculated correctly.

     7.4.5 CTI must provide the BBC with one copy in a format specified by the BBC of such application software as may be required in order to enable the BBC to access the Performance Database (the "SOFTWARE"). CTI hereby licenses the BBC and, subject to Clause 7.4.6 below, wholly-owned subsidiaries of the BBC on a non-exclusive basis for the Term to use the Software at any location from which the BBC conducts business from time to time for the purposes of monitoring the supply of the Services under this

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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

            Agreement, assessing the performance of digital terrestrial broadcasting generally and in performance of its obligations to the Department of Culture, Media and Sport for the Term and a reasonable period thereafter. The BBC may make such backup copies of the Software as may be reasonably required provided that it applies its standard security procedures to the storage of that Software. All copies of the Software shall be returned to CTI by the BBC and its Affiliates on the termination or expiry of this licence.

     7.4.6 Any other party may be licensed to use the Software pursuant to Clause 7.4.5 upon:

      (i)   the BBC requesting the same of CTI;

      (ii) CTI giving its specific consent (not to be unreasonably withheld or delayed); and

      (iii) the BBC showing that it has procured sufficient confidentiality obligations in relation to such software and the Performance Database to meet CTI's reasonable concerns.

   7.4.7    CTI warrants that:

      (i)   the Software will, when modified for BBC use pursuant to Clause
            7.4.5 above and when provided to the BBC, be of satisfactory quality and fit for the purpose for which it is supplied;

      (ii)  the Software will, when modified for BBC use pursuant to Clause
            7.4.5 above, and when provided to the BBC, be free from known viruses;

      (iii) the information provided from the Performance Database will be free from material errors; and

      (iv) use by the BBC or its Affiliates of the Performance Database and the Software in accordance with the terms of this Clause 7.4 will not infringe the intellectual property rights of any party.

8    ACCESS

8.1  BBC ACCESS TO STATIONS

     8.1.1 The BBC or the BBC's nominated contractor(s) shall be permitted access to each of the Stations at least once per annum per Station by prior notice from the BBC Representative and by arrangement with CTI for the purpose of conducting routine

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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

            checks of the Transmission Network in order to ascertain whether it is meeting the Transmission Requirements.

     8.1.2 Where the BBC, or the BBC's nominated contractor(s) on behalf of the BBC, exercises its rights to access to the Stations, CTI may require that the BBC or the BBC's nominated contractor is accompanied by one appropriate member of CTI staff, at CTI's cost.

     8.1.3 The BBC shall comply with CTI's or NTL's reasonable regulations as notified to it from time to time when entering into and performing work on CTI's Sites and shall procure that each of its nominated contractors shall do the same. The BBC hereby indemnifies CTI for any loss or damage which it may suffer as a result of any acts or omissions of it or its nominated contractors in this connection.

8.2  BBC ACCESS TO RECORDS

     8.2.1 The BBC may by prior notice and arrangement with CTI require access to or copies of any specifications or diagrams of any of the Stations which are in the possession or control of CTI.

     8.2.2 The BBC has the right to audit any records on which the billing information provided under Clause 11.2 is based subject to the BBC's agreement to procure that all such records are kept confidential and used only for purposes connected with the verification of such billing information or disputing invoices. Such audit may be conducted by the BBC, or on the BBC's behalf by an independent auditor, not more than twice in each Year of this Agreement and at the BBC's cost. In the event that such audit reveals any discrepancy in any information provided relating to the Charges or in the Charges the BBC and CTI agree to rectify such discrepancy as soon as practicable. If CTI disagrees on the existence of a discrepancy then the matter shall be referred to the Service Management Board. In the event that any audit reveals overpayment by the BBC of more than 1 per cent of the Charges or other amounts payable in any Year of this Agreement, CTI shall be responsible for all costs of the BBC's audit.

8.3  CTI ACCESS TO MASTS, STATIONS AND BBC SITES

     8.3.1 CTI will be required, where necessary, to negotiate with other transmitter mast providers to ensure that the BBC Multiplex and other digital terrestrial television multiplexes are radiated from the same mast at each Station.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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   8.3.2  Where transmitters are required to be installed and operated at sites which are not CTI Sites, CTI is responsible for obtaining such rights of access to that site and the facilities located at that site for itself and for the BBC as are necessary in order for CTI to perform its obligations under this Agreement.

   8.3.3 CTI may locate such equipment at BBC Sites for purposes of providing the Services as is agreed with the BBC in writing, subject to CTI entering into a Site Sharing Agreement in relation to each such BBC Site at no greater than a nominal charge.

   8.3.4 For the avoidance of doubt, CTI will be a licensee only in respect of any BBC Site for which a Site Sharing Agreement is entered into and nothing in this Agreement shall imply any relationship of landlord and tenant or operate (save as may be specifically required) to give CTI any greater interest in the BBC Sites than that of a hirer of services. If there is any inconsistency between this Agreement and any Site Sharing Agreement the terms of this Agreement shall prevail.

9  THIRD PARTY SERVICES

   Nothing in this Agreement shall prevent CTI from entering into any arrangements with any third parties to provide broadcasting, transmission and/or any other telecommunications services from the Stations. CTI agrees that such new arrangements shall not detrimentally affect the contracted provision of the Services to the BBC and CTI agrees not to use the BBC Multiplex other than for performance of the DTT Transmission Services except as otherwise agreed by the BBC (which agreement may be withheld in the absolute discretion of the BBC).

10 MAINTENANCE AND FAULTS

10.1  FAULT REPORTING AND REPAIR

   10.1.1 CTI shall provide a fault reporting information system operating in accordance with Schedule 8 and use that system to notify the BBC if it has failed to provide a Service and otherwise to test compliance with the Transmission Requirements and the Target Performance Measures.

   10.1.2 CTI will repair or otherwise attend to all Transmission Faults in accordance with Schedule 8 and Clause 10.2.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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10.2    ROUTINE MAINTENANCE AND PLANNED INTERRUPTIONS

   10.2.1  ROUTINE MAINTENANCE AND INTERRUPTION

      (i) CTI shall only interrupt the DTT Transmission Service or depart from the Transmission Requirements or Performance Standards at any one or more of the Stations for the purposes of access to works, safety and Routine Maintenance if it has agreed such interruption or reduction with the BBC in advance, in which case each interruption or reduction shall be a Planned Interruption. Where such access, safety and Routine Maintenance and/or repairs constitute and cause Accountable Incidents, the BBC shall be entitled to recover Service Credits calculated in accordance with Schedule 8.

      (ii) The BBC's prior agreement is not needed where CTI is obliged to carry out work because of any legal or regulatory requirement or if either the Radiocommunications Agency or the BBC has asked it to investigate or rectify any Harmful Interference. If any legal or regulatory requirement is not immediate, CTI shall agree any interruption or departure with the BBC and the BBC agrees to consider such requests in good faith with a view to ensuring that CTI is not in breach of any such legal or regulatory requirement. In all such circumstances, such interruptions or departures shall not be an Accountable Incident.

   10.2.2  PLANNED INTERRUPTIONS

      (i) CTI may reduce or affect the Transmission Requirements or Performance Standards in order to carry out inspections, alterations, installation works, renewal of or repairs to any equipment at any Station forming part of the Transmission Network, including any reduced power operation at any Station and any notified power outages, provided CTI shall not cause or otherwise permit such interruptions without first giving reasonable advance notice to the BBC, and shall obtain agreement from the BBC as to the dates and times that such interruptions shall take place, such agreement not to be unreasonably withheld or delayed. Such interruptions shall be "Planned Interruptions". CTI shall use all reasonable endeavours to minimise such Planned Interruptions. Where the reduction or effect to the Transmission Requirements or Performance Standards constitute and cause

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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           Accountable Incidents, the BBC shall be entitled to recover Service
           Credits calculated in accordance with Schedule 8.

      (ii) The BBC's prior agreement to a Planned Interruption is not needed where CTI is obliged to carry out work because of any legal or regulatory requirement. If any legal or regulatory requirement is not immediate, CTI shall agree any reduction with the BBC and the BBC agrees to consider such requests in good faith with a view to ensuring that CTI is not in breach of any such legal or regulatory requirement. If any Planned Interruption is a result of any legal or regulatory requirement, the interruption shall not constitute an Accountable Incident.

10.3    EMERGENCY FAULT REPAIR

   10.3.1 In the event of any interruption to the provision of the Services as a result of a Force Majeure Event, or an imminent fault reasonably apparent to CTI, CTI may interrupt the transmission of the Data for the purposes of dealing with the emergency. CTI will give the BBC Representative immediate notice of the event and whenever possible shall give notice to the BBC Representative of the duration of the interruption.

   10.3.2 CTI shall use all reasonable endeavors to minimise the duration and effect on the provision of the Services of any unscheduled interruption or fault.

   10.3.3 In the case of an emergency, when transmission of the Data cannot be restored at full power, reduced power will be employed.

   10.3.4 An Interruption of Services for an emergency will constitute an Accountable Incident unless it is a consequence of a Force Majeure Event.

10.4    GRADED BROADCASTS

   10.4.1 The BBC will notify CTI annually of the Graded Broadcasts that it expects to occur during the following year. If an urgent Graded Broadcast occurs which was not included in the annual notification, the BBC will give CTI as much notice of the Graded Broadcast as it is reasonably able to give.

   10.4.2 Subject to Clause 10.4.1, CTI must not conduct any planned or Routine Maintenance during a Graded Broadcast or during a reasonable period either side of a Graded Broadcast, the duration of that period to be agreed on a case by case basis by the parties.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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10.5    SERVICE PRIORITIES

   10.5.1 When all or any of the Services cannot be restored at full power, reduced power operation of all or any of the Services will be employed, if no other arrangements are available to maintain the agreed Services. If it is not possible to restore Services to all or any of the Stations, the Operational Priority Stations will be restored first, and in accordance with an order to be agreed with the BBC. If CTI is also providing analogue or digital transmission services to third parties, the parties will hold discussions in good faith with a view to agreeing the order of priority for restoration of those services with the principle being that the BBC's services should be given at least as high a priority as the services of any other party.

   10.5.2 During a state of national emergency, a different order of priority may be introduced and CTI will comply with the instructions of the BBC Representative or such other person as is authorised to give such instructions provided these instructions are not in breach of any other instructions given by representatives of Her Majesty's Government.

  10.6  DISASTER RECOVERY

   10.6.1 CTI shall discuss and comply, where any BBC disaster recovery plan covers the Services or any part of the Services, with the reasonable requirements of the BBC disaster recovery plan or any other emergency procedures which may be developed from time to time and notified to CTI by the BBC.

   10.6.2 CTI must implement and comply with the requirements relating to Disaster Recovery as set out in Schedule 11.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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                                PART E - PRICING

11 CHARGES, PAYMENT AND BILLING

11.1  CHARGES AND PAYMENT FOR THE SERVICES

   The Charges payable under this Agreement by the BBC shall be calculated as set out in Schedule 2. The Charges for each Year will be paid in 12 monthly installments. In addition to the Charges, the BBC will pay all fees payable pursuant to the WTA Licences held by CTI for the purposes of carrying out its obligations under this Agreement, subject to CTI providing the BBC in advance with copies of such WTA Licences and evidence from the Radiocommunications Agency of the level of, and obligation to pay, such fees.

11.2  INVOICES

   11.2.1 CTI will invoice the BBC monthly in arrears, with invoices to be issued at the end of each month. All invoices will be addressed to the BBC Representative.

   11.2.2 Each invoice rendered by CTI must be accompanied by such billing information and be in such format as the BBC may reasonably require.

   11.2.3 Except as set out in Schedule 2, all correct Charges on an invoice submitted by CTI under this Agreement will be payable by the BBC at the end of the month following the month in which a correctly prepared invoice is received by the BBC. The BBC will pay by cheque, or by such other method as may be agreed from time to time between the parties without any set-off, deductions or withholdings other than as set out in this Agreement.

   11.2.4 In the event that any Charges are disputed, the BBC shall be entitled to withhold any disputed amounts, provided the BBC shall have given reasonable notice to CTI of the dispute relating to the Charges together with a reasonable description of the basis on which the BBC is disputing the Charges. In the event that any Charges are withheld by reason of a dispute, CTI and the BBC will both use their best endeavors to resolve any such disputed amount prior to the time of delivery of CTI's next invoice.

11.3  FAILURE TO MEET SERVICE OBLIGATIONS - SERVICE CREDITS

   11.3.1 The Charges payable hereunder will be subject to Service Credits, calculated in accordance with Schedule 8. Any Service Credits incurred will be set off against the Charges payable under the first invoice rendered by CTI following the month in which

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

           the obligation to give Service Credits is determined in accordance with Schedule 8. Service Credits are intended to act as an incentive to CTI to provide quality services to the BBC and is not intended to result in a lower price being paid for a poorer quality service.

   11.3.2 Service Credits will not be available to the BBC to the extent that the failure of CTI to meet all or any part of its obligations under this Agreement results directly from the BBC's act, fault or omission or from any Force Majeure Event or from any failure of the BBC to comply with the WT Act and shall not be payable in respect of a Station until that Station has been accepted and is in service.

   11.3.3 CTI's total aggregate liability in respect of all obligations to pay Service Credits in any one Year, will be [*].

   11.3.4 To the extent that any obligation of CTI to pay Service Credits is due to a new technology problem which does not arise through any fault of CTI and is beyond CTI's reasonable control, the BBC will waive its right to the payment of Service Credits for the period beginning on the date on which the BBC and CTI have agreed in good faith a process to resolve the problem and ending on the date that CTI has achieved a workable solution to such a problem, PROVIDED always that CTI has at all times used all reasonable efforts to achieve such solution as soon as is reasonably possible.

   11.3.5 If, after provision of the DTT Transmission Service has commenced by CTI, there is a total failure to transmit the Data across the Transmission Network in circumstances where the failure to transmit is an Accountable Incident, rather than a partial failure to transmit any of the Data, for anything other than an immaterial period of time having regard to the nature of the Data, then CTI shall not [*]. The BBC shall not be entitled to obtain such services elsewhere if CTI is able at any reasonable time to perform such services and undertakes to do so, subject to any rights of termination under Clause 12, and subject to a reasonable period following notice of CTI's intention to recommence performance of the Services. If CTI pays any monies under this Clause, no Service Credits shall be

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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

           payable in respect of the period of time for which there is a failure to perform which is compensated under this Clause.

   11.3.6 The right to claim Service Credits under this Clause 11.3 is without prejudice to any other right that the BBC may have if CTI fails to comply with the terms of this Agreement.

   11.4    [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

          [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                         PART F - TERM AND TERMINATION

12   TERM AND TERMINATION

12.1      COMMENCEMENT AND RENEWAL

     12.1.1 This Agreement will come into force on the Effective Date and, subject to this Clause 12, shall continue in force for the Term. It will continue after the Term until terminated by either party on six months' notice expiring on or after the end of the Term.

12.2      TERMINATION ON CESSATION OF DTT

     12.2.1 The BBC may terminate this Agreement by giving CTI at least one year's written notice at any time during the three-month period following the fifth anniversary of the Phase 1 Launch Date, in the event that the Board of Governors of the BBC (or such equivalent body as may replace it) believes, at its sole discretion, that DTT does not have sufficient public take-up to justify continuing to provide the Services. In the event of termination of this Agreement by the BBC pursuant to this Clause
               12.2.1 the BBC shall not obtain digital television transmission services in the UK from any service provider other than CTI for a period of five years from the date of termination. The parties acknowledge that the right to terminate set out in this Clause
               12.2.1 has been granted because of the BBC's position as a public service broadcaster at the date of this Agreement, but that it is in no way conditional upon the BBC remaining so.

     12.2.2 If the BBC terminates this Agreement under Clause 12.2.1, then it must pay to CTI a termination payment by cash, cheque or bank transfer (subject to the BBC's right to set off any monies which the BBC and CTI agree or have previously agreed are due to the BBC from CTI or any outstanding Service Credits) calculated in accordance with Part 2 of Schedule 2 within 30 days after the Agreement terminates. This Agreement will continue in full force and effect for the period of the notice.

     12.2.3 Termination of this Agreement under Clause 12.2.1 shall give the BBC no right to purchase Dedicated Equipment under the procedure set out in Clause 13.2 below.

12.3      TERMINATION FOR INSOLVENCY
     Either party has the right to terminate this Agreement with immediate effect by notice if:

     12.3.1 a liquidator, administrative receiver, administrator or receiver is appointed (other than for the purpose of an amalgamation or reconstruction the terms of which have been

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

               previously approved by the party having the right to terminate (such approval not to be unreasonably withheld or delayed in the case of a solvent amalgamation or reconstruction)) in respect of the whole or a material part of the assets and/or undertaking of the other party; or

     12.3.2 the other party enters into an arrangement or composition with its creditors, or if it becomes unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986.

12.4      SUSPENSION/TERMINATION OF INDIVIDUAL SERVICES

     12.4.1 CTI may suspend provision of the Services in whole or in part until further notice on notifying the BBC either orally (confirming such notification in writing), or in writing with immediate effect if:


          (i)  CTI is entitled to terminate this Agreement; or

          (ii) CTI is obliged to comply with an order, instruction or request by any Government minister, the Home Office, the Channel Islands or Isle of Man authorities, an emergency services organisation or other competent administrative authority.

     12.4.2 If CTI exercises its right of suspension in respect of an event referred to in Clause 12.4.1(i), this will not exclude CTI's right to terminate this Agreement later in respect of that or any other event, nor will it prevent CTI from claiming damages from the BBC resulting from such event if the BBC is in breach of this Agreement.

     12.4.3 Notwithstanding Clause 12.4.1(ii), it is acknowledged that, in the event of an emergency, the respective obligations of the BBC and CTI will be governed by special arrangements under the relevant Emergency Powers and CTI agrees that it will not suspend service to the BBC other than on, or in order to comply with, the instructions by the relevant authorities in the event of an emergency.

12.5      FORCE MAJEURE

     12.5.1 In the event of the occurrence of a Force Majeure Event affecting either CTI or the BBC, the affected party shall give notice in writing thereof to the other party as soon as possible and shall likewise give notice on the cessation of the Force Majeure Event. The parties agree to discuss a course of action and to comply with any agreed course of action pursuant to Clause 12.5.2. Subject thereto, if the Force Majeure Event continues for a period of more than 60 days following a failure to either agree a course of action under Clause 12.5.2 or to comply with such a course of action, then the non-defaulting party shall have the right to terminate where the Force Majeure Event affects all or substantially the whole of the Stations comprised in all or part of this Agreement, all or that part of this Agreement by not less than 30 days' prior notice.

   12.5.2 Where a Force Majeure Event occurs, other than one affecting delivery of the Data to CTI for transmission which causes suspension of the Services, CTI will use its reasonable endeavors to continue to carry out the Services while any Force Majeure Event subsists. Where this is not possible, the BBC and CTI shall discuss and agree the most appropriate course of action to be taken for a resumption of the Services and/or the provision of a temporary service and the timescale within which such action is to be taken. If, having agreed a timescale for the resumption of any Service, CTI shall fail to comply with that timescale, not having agreed any extension of time where the failure is not itself caused by another Force Majeure Event, then the BBC shall be entitled to serve notice on CTI requiring that:

      (i) in the case of a Force Majeure Event affecting the DTT Transmission Services, unless the DTT Transmission Services are resumed within a period of seven working days for an Operational Non-Priority Station and three working days for an Operational Priority Station from the date of delivery of the notice, then the BBC shall be entitled to receive Service Credits for that Station from the end of the seven-day or three-day period referred to above to the date on which the Services are resumed or a temporary service provided;

      (ii) in the case of a Force Majeure Event affecting the rollout of any Station, unless that Station is Accepted by the agreed revised Launch Date for that Station, CTI will be liable to pay liquidated damages in respect of that Station calculated in accordance with Clause 16.6.

   12.5.3 To the extent that any Force Majeure Event relates to the provision of either the Emergency Services or compliance by CTI with a direction under Section 94 of the Telecoms Act, the provisions of this Agreement relating to Emergency Services shall prevail and Clause 12.5 shall not take effect if it would only have taken effect by reason of events giving rise to the need for CTI to perform the Emergency Services or in accordance with the relevant direction.

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

   12.5.4 Subject to Clause 12.5.2, neither party shall be liable to the other for any failure to perform its obligations (excluding payment obligations) under this Agreement where that failure is caused by a Force Majeure Event.

12.6  TERMINATION FOR BREACH

   12.6.1 If a party is in material breach of this Agreement (the "BREACHING PARTY"), the other party may give it a written notice requiring the breach to be remedied within 45 days.

   12.6.2 If the breach is material or could amount to a material breach if not remedied and, in either case, is remediable, and the Breaching Party fails to remedy the breach within the time specified in the notice requesting the breach to be remedied, then the non breaching party may terminate this Agreement immediately or on such longer period of notice as is specified in the notice of termination.

12.7  TERMINATION ON CHANGE OF CONTROL

   12.7.1 The BBC will be entitled to terminate this Agreement immediately by notice or on such period of notice as is specified in the notice of termination if there is a Change of Control of a Relevant Company other than on:

      (i) a transfer of Shares between an existing shareholder in a Relevant Company and an Associate of such shareholder; or

      (ii) the creation of a mortgage, charge, encumbrance or security interest over or in respect of any Shares of a Relevant Company.

   12.7.2 CTI shall notify the BBC as soon as possible after it or any Relevant Company becomes aware of any Change of Control of a Relevant Company, or of any potential Change of Control or other circumstances which would or might give rise to a termination right under this Clause 12.7.

   12.7.3 The BBC agrees that it will only exercise its rights to terminate pursuant to a Change of Control which arises in the circumstances set out in paragraph (i)(a) or (iii) of the definition of "Change of Control" set out in clause 12.7.4 if it reasonably considers that the event giving rise to such right is contrary to the BBC's corporate interests and/or those of Her Majesty's Government. The BBC agrees that a notice of termination (regardless of the period of notice set out in such notice), and whatever the circumstances giving rise to that right, will be given by the BBC within three months of receipt of notice of the relevant event and may not be given thereafter. The BBC agrees to consider in good faith any requests for the sale of the Relevant Company's Shares or any other arrangement which might otherwise give rise to a termination right having regard to the reasonable interests of the BBC and each Relevant Company and those of Her Majesty's Government.

   12.7.4  For the purposes of this Clause 12.7:

        "ACTING IN CONCERT" has the meaning given to it in The City Code on Take overs and Mergers;

        "ASSOCIATE" means, in relation to a person, (a) a subsidiary or holding company (as those terms are defined by Section 736 of the Companies Act
        1985) of that person or a subsidiary of that person's holding company (a "GROUP COMPANY"); (b) any limited partnership, the general partner of which is a Group Company; (c) any limited partner in any limited partnership, the general partner of which is a Group Company; (d) any fund managed or advised by a Group Company; (e) any employee of such person or any Group Company; or (f) who is a partnership, that partnership's constituent partners.

        "CONTROL" has the meaning given to it in Schedule 2, Part I paragraph
        (3)(b) of the Broadcasting Act 1990, as amended by the 1996 Act; and "Controlled" has a corresponding meaning;

        "CHANGE OF CONTROL" means in relation to a Relevant Company:

        (i) before a Listing, where a Third Party acquires, obtains in any manner or in any circumstances comes to hold:

              (a)  Control of a Relevant Company;

              (b)  a Relevant Interest in a Relevant Company's Share capital; or

              (c) such Interest in the Relevant Company's Share capital as would, when taken with that already held by such Third Party or by any Associate of, or person Controlled by or Acting in Concert with, such Third Party, amount to a Relevant Interest;

        (ii) on or after a Listing, where a Third Party acquires, obtains in any manner or in any circumstances comes to hold:

              (a) a Relevant interest in a Relevant Company's Share capital; or

              (b) such Interest in the Relevant Company's Share capital as would, when taken with that already held by such Third Party or by any Associate of, or person Controlled by or Acting in Concert with, such Third Party, amount to a Relevant Interest;

        (iii) on or after a Listing, a Third Party, by itself or together with any persons Acting in Concert with it, obtaining in any manner or in any circumstances coming to hold an Interest in 25 per cent or more of the Shares of a Relevant Company and Control of the Relevant Company,

        PROVIDED THAT any scheme of arrangement for the purpose of reconstruction or reorganisation of the assets of a Relevant Company shall not, without further alteration in Control, constitute a Change of Control;

     "INTEREST" means, in relation to the Shares of a Relevant Company, any legal or beneficial interest in them, or any right or power (whether conditional or unconditional and whether legally enforceable or otherwise) to exercise control (directly or indirectly) over the disposal of those Shares or over the manner of exercise of any right to vote in a general meeting attached to such Shares;

     "LISTING" means the first listing of any of the Shares of any Relevant Company on any stock exchange or public dealings facility and "listed" shall be construed accordingly;

     "RELEVANT COMPANY" means CTI or any holding company (as that term is defined by Section 736 of the Companies Act 1985) of CTI;

     "RELEVANT INTEREST" means, in relation to any Shares of a Relevant Company an Interest in 30 per cent or more of the Relevant Company's Shares;

     "RELEVANT PERSON" means, in relation to a Relevant Company, any person or any one of two or more persons Acting in Concert who have Control of the Relevant Company;

     "SHARES" means, in relation to a Relevant Company, the shares in the relevant share capital (as that expression is defined in Section 198(2) of the Companies Act 1985) of that Relevant Company and shall include any shares which have been alloted (whether conditionally or unconditionally); and

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

     "THIRD PARTY" means any person other than a Relevant Person or an Associate of a Relevant Person.

13   CONSEQUENCES OF EXPIRATION OR TERMINATION

13.1     ACCRUED RIGHTS

     Expiration or termination for whatever reason of this Agreement will not affect any rights of the parties which have accrued prior to the expiration or termination including, without limitation, any right to claim damages for breach of this Agreement.

13.2     RIGHT TO PURCHASE DEDICATED EQUIPMENT

     The provisions of this Clause 13.2 shall apply mainly in the event of termination of this Agreement by the BBC for breach by CTI pursuant to Clause 12.6 hereof.

     13.2.1  For purposes of this Clause 13-2:

         (i) "DEDICATED EQUIPMENT" means the CTI Equipment and Third Party Equipment.

         (ii) "CTI EQUIPMENT" means any equipment owned by CTI and used by CTI solely for purposes of providing the Services to the BBC.

         (iii) "THIRD PARTY EQUIPMENT" means any equipment used (but not owned) by CTI solely for the purposes of providing the Services to the BBC.

         (iv) "FAIR MARKET VALUE" means the market value for the Dedicated Equipment. If the parties are unable to agree as to Fair Market Value within what either party considers is a reasonable timeframe, either party may refer the issue to an expert accountant appointed by the Chairman of the Chartered Institute of Accountants for adjudication and, subject to any manifest error on the face of the determination, the parties will comply with the terms of such determination and treat it as final. The parties will bear their own costs of the adjudication and one half of the costs of the adjudicator.

         (v) "NET BOOK VALUE" means the value recorded in CTI's financial accounts for the Dedicated Equipment in accordance with UK GAAP.

     13.2.2 At least 90 days prior to the expiration or termination of this Agreement or, where this Agreement is terminated on a shorter period of notice, within 30 days of receipt of a notice of termination of this Agreement, CTI must, if requested to do so by the BBC, provide the BBC with a list which:

          (i)    identifies the nature and location of the Dedicated Equipment;

          (ii) gives the Net Book Value of the Dedicated Equipment at the date on which the list is given;

          (iii) identifies what rights CTI has in relation to the Dedicated Equipment; and

          (iv) identifies circumstances where transfer of such rights as CTI has in the Third Party Dedicated Equipment to the BBC would require the consent of a third party.

     13.2.3 Within 90 days of receipt of a list under Clause 13.2.2, the BBC must advise CTI whether or not it wishes to acquire some or all of the Dedicated Equipment. If the BBC does not respond within 90 days of receipt of such list, then it will be deemed to have elected not to purchase any of the Dedicated Equipment. If the BBC does wish to acquire some or all of the Dedicated Equipment, the following provisions will apply:

          (i) Where all of CTI's rights in respect of the Dedicated Equipment may be assigned or transferred to the BBC without the consent of any other person, CTI must assign or transfer such rights to the BBC if requested to do so by the BBC;

          (ii) Where any of CTI's rights in respect of the Third Party Equipment cannot be assigned or transferred to the BBC without the consent of another person, CTI must if requested to do so by the BBC use its reasonable endeavors to obtain, at such cost as the parties agree to be reasonable in the circumstances, all such consents and if such consents are obtained, CTI must then assign or transfer such rights to the BBC.

          (iii) The price payable by the BBC to CTI for the Dedicated Equipment shall be the Fair Market Value. The BBC shall initially pay CTI the Net Book Value in respect of the CTI Equipment and its fair estimate of the Fair Market Value of the Third Party Equipment (the "PROVISIONAL PAYMENT"). On making the Provisional Payment to CTI the BBC shall be entitled to use the Dedicated Equipment as if title had passed to it. Upon Fair Market Value being determined by agreement or adjudication, as the case may be, compensating payment shall be made within 30 days of this determination as necessary between CTI and the BBC to reflect the difference between the Provisional Payment and determined Fair Market Value.

        (iv) Title to any Dedicated Equipment the ownership of which is transferred or assigned under this Clause 13.2 will transfer on payment of the compensating amount payable under Clause 13.2.3(iii).

        (v) CTI must deliver to the BBC such technical or user documentation relating to any Dedicated Equipment where the rights in that Dedicated Equipment are transferred or assigned to the BBC under this Clause 13.2.

        (vi) The Dedicated Equipment will be sold "as is where is" without the benefit of any warranties or conditions whatsoever whether express or implied, other than the benefit of any warranties or conditions which are held by CTI and provided by a third party and which remain in force as at the date of the list, the benefit of which CTI will use reasonable endeavors to assign to the BBC.

        (vii) CTI will, at the BBC's expense, detach and deliver the Dedicated Equipment as soon as reasonably practicable after title has passed.

13.3    HANDOVER AND EXIT MANAGEMENT

     13.3.1 If requested to do so by the BBC, CTI will continue to provide the Services to the BBC for a period of up to 6 months after expiration or termination of this Agreement on the terms of this Agreement, to allow the BBC to hand over responsibility of the Services to the BBC or a Successor Operator. During that 6 month period, the Charges payable by the BBC will be the Charges paid for the previous 6 months adjusted by reference to the RPI for the previous financial year.

     13.3.2 During the period prior to and for six months following expiration or termination of this Agreement CTI must at no cost to the BBC:

        (i) co-operate fully with the BBC or a Successor Operator and use reasonable endeavors to ensure a seamless transition in passing responsibility for the Services to the BBC or a Successor Operator;

        (ii) respond to reasonable questions and requests for assistance from the BBC or a Successor Operator in relation to the Services; and

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

        (iii) provide reasonable assistance to the BBC or a Successor Operator to enable them to obtain access to Stations and masts.

13.4    DETAILS OF EMPLOYEES

    Six months before the termination or assignment of this Agreement, or if this Agreement is terminated without notice for any reason as soon as reasonably practicable, but in either case if requested to do so by the BBC, CTI will provide, and will procure that any Relevant Employers will provide, to the BBC, or at the BBC's request to the Successor Operator, the following particulars of the Employees employed as at that date to the extent permitted by law:

    13.4.1 name, sex and the date on which continuity of employment began for each Employee for statutory purposes;

    13.4.2  the terms and conditions of employment of each such Employee;

    13.4.3 all payments, benefits or changes to terms and conditions of employment promised to any such Employee;

    together with particulars of:

    13.4.4 dismissals of any other Employees or terminations of employment effected within 12 months of the Transfer Date;

    13.4.5 all agreements or arrangements entered into in relation to any such Employee between CTI or any other Relevant Employer and any trade union or association of trade unions or organisation or body of employees including elected representatives; and

    13.4.6 all strikes or other material industrial action taken by any such Employee within 12 months of the Transfer Date.

13.5    TRANSFER REGULATIONS

    13.5.1 On termination of this Agreement the Transfer Regulations may transfer the Relevant Employees to the BBC or the Successor Operator. If the Transfer Regulations have effect the following provisions shall apply:

        (i) the contract of employment of each of the Relevant Employees (save insofar as such contract relates to any occupational pension scheme) shall be transferred to the BBC or, as the case may be, the Successor Operator with effect from the Transfer Date which shall be the "time of transfer" under the Transfer Regulations;

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

        (ii) CTI shall perform and discharge all its obligations in respect of all the Relevant Employees for its own account up to and including the Transfer Date including, without limitation, discharging all wages and salaries of the Relevant Employees, all employer's contributions to any relevant occupational pension scheme and all other costs and expenses related to their employment (including, without limitation, any taxation, accrued holiday pay, accrued bonus, commission or other sums payable in respect of service prior to the close of business on the Transfer Date) and shall indemnify the BBC or the Successor Operator, as the case may be, and keep the BBC or the Successor Operator indemnified against each and every action, proceeding, liability (including, without limitation, any taxation liability directly related to the Relevant Employees), cost, claim, expense (including, without limitation, reasonable legal fees), or demand arising from CTI's failure so to perform and discharge. The BBC shall, or, as the case may be, shall procure that the Successor Operator shall perform and discharge all such obligations from the Transfer Date;

        (iii) CTI shall indemnity (on an after-tax basis) the BBC or the Successor Operator, as the case may be, and keep the BBC or the Successor Operator so indemnified against each and every action, proceeding, cost, claim, liability (including, without limitation, any taxation liability directly related to the Relevant Employees), expense (including, without limitation, reasonable legal fees) or demand which relates to or arises out of any act or omission by CTI or any other event or occurrence prior to the Transfer Date and which the BBC or the Successor Operator, as the case may be, may incur in relation to any contract of employment or collective agreement concerning one or more of the Relevant Employees pursuant to the provisions of the Transfer Regulations or otherwise including, without limitation, any such matter relating to or arising out of:

              (a) CTI's rights, powers, duties and/or liabilities (including, without limitation, any taxation) under or by virtue of any such contract of employment or collective agreement, which rights, powers, duties and/or liabilities (as the case may be) are or will be transferred to the BBC or the Successor Operator in accordance with the Transfer Regulations; or

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

              (b) anything done or omitted before the Transfer Date by or in relation to CTI in respect of any such contract of employment or collective agreement or any Relevant Employee, which is deemed by the Transfer Regulations to have been done or omitted by or in relation to the BBC or the Successor Operator;

        (iv) if any contract of employment or collective agreement which is not in accordance with Clause 13.4 above disclosed in writing to the BBC, or at its request to the Successor Operator, by CTI prior to the Transfer Date shall have effect as if originally made between the BBC or the Successor Operator and any employee ("UNDISCLOSED EMPLOYEE") or a trade union as a result of the provisions of the Transfer Regulations (without prejudice to any other right or remedy which may be available to the BBC or the Successor Operator):

        (a) the BBC or the Successor Operator may, within 3 months of the Transfer Date upon becoming aware of the application of the Transfer Regulations to any such contract of employment or collective agreement, terminate such contract or agreement forthwith, and CTI shall indemnify the BBC or the Successor Operator (on an after-tax basis) in respect of any Undisclosed Employee so dismissed on the same terms mutatis mutandis as CTI has indemnified the BBC or the Successor Operator in respect of a Relevant Employee pursuant to the terms of Clause 13.5.1 (ii) and
              13.5.1 (iii); and

        (b) CTI shall indemnify the BBC or the Successor Operator (on an after-tax basis) against each and every action, proceeding, cost, claim, liability (including, without limitation, reasonable legal fees) or demand relating to or arising out of such termination and reimburse the BBC or the Successor Operator for all costs and expenses (including, without limitation, any taxation) incurred in employing such employee in respect of his employment following the Transfer Date;

        (v) CTI shall indemnify (on an after tax-basis) the BBC or the Successor Operator and keep the BBC or the Successor Operator so indemnified against each and every action, proceeding, cost, claim, liability (including, without limitation, any taxation), expense (including, without limitation, reasonable legal fees) or demand which relates to or arises out of any dismissal (including, without limitation, constructive dismissal) by CTI of any employee (not being a Relevant Employee) which the BBC

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

               or the Successor Operator may incur pursuant to the provisions of the Transfer Regulations;

          (vi) If CTI assigns this Agreement to the CTI Assignee, or sub-contracts its obligations under this Agreement in respect of all or part of the Services to any firm, person or company (the "CTI SUB-CONTRACTOR"), CTI shall procure that the CTI Assignee or, as the case may be, the CTI Sub-Contractor will indemnify the BBC and the Successor Operator in the same terms, mutatis mutandis, as CTI has indemnified the BBC and the Successor Operator in this Clause 13.5.1.

     13.5.2 In Clause 13.5.1 the undertakings and indemnities given by CTI to the Successor Operator shall be given to the BBC for itself and as trustee for any BBC Assignee or the Successor Operator.

13.6      REDUNDANCY COSTS

     13.6.1 In this clause "REDUNDANCY COSTS" means notice pay, statutory redundancy pay, contractual redundancy pay and any Losses incurred by the BBC or a Successor Operator in connection with any claims arising out of or in connection with the dismissal of any Relevant Employee pursuant to Clause 13.6.2.

     13.6.2 The CTI will reimburse to the BBC or, as the case may be, a Successor Operator the Redundancy Costs incurred by the BBC or such Successor Operator in connection with the dismissal by reason of redundancy, reconstruction or reorganisation of any Relevant Employee within twelve months of the expiry or earlier termination of this Agreement and will make such reimbursement within 28 days of being notified of such Redundancy Costs. The undertakings given in this Clause 13.6.2 to the Successor Operator shall be given to the BBC for itself and as trustee for the Successor Operator.

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

                 PART G - LIABILITY, WARRANTIES AND INSURANCE

14   WARRANTIES AND UNDERTAKINGS

14.1 CTI hereby warrants and undertakes that it has applied for, and the Radiocommunications Agency has agreed to grant, conditional only on execution of this Agreement, or will grant by the time required by law, and will hold during the Term, all necessary licences and consents under the Telecoms Act and the WTA and, subject to Clause 4.4, all consents and clearances of whatever nature as are required to enable it to perform its obligations under this Agreement (other than frequency allocation and clearances which it is the BBC's obligation to obtain) and shall comply with the terms of all such licences, clearances and consents and shall not do anything or omit to do anything which would cause such licences, clearances or consents to be revoked or not renewed.

14.2 The BBC shall obtain at its own expense and hold during the Term all necessary licences and consents under the Charter and DNH Agreement, the Broadcasting Act, the 1996 Act, the WTA and the Telecoms Act and all consents, clearances and other rights of whatsoever nature including, without limitation, any necessary licence and consent which the BBC may require in relation to the BBC Multiplex which in each case are required to permit the BBC to perform its obligations under this Agreement and otherwise and shall do all things necessary to comply with the terms of such licences, clearances and consents and shall not do anything or omit to do anything which would cause such licences, clearances and consents to be revoked or not renewed.

14.3 CTI shall do all things reasonably necessary to renew any leases or licences for the sites on which the Stations are located, so that they subsist for the duration of this Agreement or any agreed renewal of the same.

15   INSURANCE

15.1 Both parties must maintain insurance against any loss, damages, claims or actions arising from:

     15.1.1    personal injury or death;

     15.1.2    public liability; and/or

     15.1.3 any other liability for which either is required by law to insure,

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

               arising out of the performance of this Agreement.

15.2 CTI must maintain insurance cover adequate to cover the risks which it is likely to incur in relation to the subject matter of this Agreement, with a minimum of:

     15.2.1 primary public and product liability insurance in a form reasonably acceptable to the BBC providing for payment of a sum up to (Pounds)50 million for any one occurrence (or in the annual aggregate for product liability) and, in the case of third party property damage arising out of the use of private vehicles, unlimited cover and, in the case of third party property damage, arising out of the use of commercial vehicles, (Pounds)5 million in respect of one occurrence;

     15.2.2 employer's liability insurance sufficient to meet its statutory requirements and sufficient to cover any liabilities to past or present employees;

     15.2.3 all risks or loss or damage to property and business interruption insurance in a form reasonably acceptable to the BBC in respect of each of the Stations, the CTI Sites and all equipment used to provide the Services covering the full reinstatement value of all such assets and the reasonable cost of any replacement transmission services from the Stations or any other stations used to supply any part of the DTT Transmission Services; and

     15.2.4 professional indemnity insurance of at least (Pounds)5 million per year, commensurate with the nature of the risks undertaken in that year.

15.3 Where requested by the BBC, CTI agrees to provide the BBC with a copy of the relevant policy or policies or evidence of such insurance and its material terms referred to in this Clause 15 which shall be treated as Confidential Information belonging to CTI. CTI will also notify the BBC of any substantive change to the insurance programme maintained by it and referred to in this Clause 15 for the risks covered.

15.4 Where CTI engages a sub-contractor, it shall ensure that its insurance includes cover for its liabilities in respect of the acts and omissions of its sub-contractors or that its sub-contractors have their own insurance with appropriate cover in the light of the work to be undertaken by the sub-contractors.

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

16   LIABILITY AND WARRANTIES

16.1 For purposes of this Clause 16, "CONTRACTS" means this Agreement, any Site Sharing Agreement entered into pursuant to this Agreement and any other agreement between the parties relating to the subject matter of this Agreement.

16.2      PERSONAL INJURY AND DAMAGE TO PROPERTY

     16.2.1 Each of the BBC and CTI shall indemnify the other on an after-tax basis against all claims or actions brought against the other by any third party relating to:

          (i)   personal injury; or

          (ii)  loss of, or damage to, property; or

          (iii) Harmful Interference caused to analogue or digital broadcasts, excepting any such claims made by viewers;

          caused as a result of any breach of this Agreement or any wilful or negligent act or wilful or negligent omission by the party from whom indemnification is sought. Without limiting the generality of this Clause 16.2.1, CTI will indemnify the BBC on an after-tax basis against any claims made against the BBC by any party as a result of damage caused by CTI to the property of that party in installing, maintaining or operating transmitters for provision of the DTT Transmission Services.

     16.2.2 Each of the BBC and CTI will indemnify the other on an after-tax basis against any loss incurred by the relevant party resulting from damage to that party's property or injury to its employees or the employees of its agents or sub-contractors arising out of any breach of any of its obligations, warranties or undertakings contained in any of the Contracts or any other agreements between the parties relating to the provision of the Services or any other negligent or wilful act or omission of the party from whom an indemnity is sought.

     16.2.3 The party from whom indemnification is sought shall have the right to conduct any proceedings brought by a third party against the other party or to settle any such proceedings subject to reimbursing the other party any costs of such proceedings and any damages, costs and expenses payable by the indemnified party arising out of those proceedings. Both parties will notify the other as soon as possible of the existence of a

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

               claim which is reasonably likely to give rise to a claim for indemnification under this Clause 16.2.

     16.2.4 Neither party excludes or restricts liability for death or personal injury resulting from its own negligence or from liability arising under the Health and Safety at Work Act 1974 or any regulations made pursuant to that Act.

16.3      THIRD PARTY ACTS

     Neither CTI nor the BBC shall be held responsible for the consequences of any act or omission or misconduct of any third party, unless:

     16.3.1 such third parties are in the employment of or providing sub-contracted services to either CTI or the BBC at the time the lncident takes place; or

     16.3.2 the party claimed against has recovered damages in respect of such act, omission or misconduct directly from the relevant third party or otherwise where it has recovered insurance (and in each such case to the extent of such recovery or insurance claim) provided that where such party is entitled to claim damages and/or recover under such insurance policy it shall use all reasonable endeavours to do so as soon as reasonably practicable.

16.4      BBC LIABILITY

     16.4.1 The BBC shall not be liable, whether in contract, tort, negligence, breach of statutory duty or otherwise, to CTI for loss of profits other than any element of profit comprised in the Charges or for any indirect, special, incidental or consequential loss whatsoever arising out of its performance of or failure to perform any of the Contracts or otherwise.

     16.4.2 The BBC's liability for all matters under the Contracts, other than for payment of the Charges under this Agreement or for payment of any of the termination sums provided for in Clause
               12.2 or for any sums payable in respect of the Dedicated Equipment or in respect of the repudiatory breach of any of the Contracts or in respect of the content indemnity contained in Clause 4.2.3, shall be limited to [*] in any Year or, if greater, the amount recovered by the BBC in respect of and to the extent attributable to such loss pursuant to any insurance policy maintained by the BBC.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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

16.5      CTI LIABILITY

     16.5.1 CTI's total aggregate liability in respect of all matters under or arising out of the Contracts in any one Year, including in relation to the payment of liquidated damages and/or Service Credits, will be limited to [*].

     16.5.2 CTI shall not be liable, whether in contract, tort, negligence, breach of statutory duty or otherwise, to the BBC for loss of profits or for any indirect, special, incidental or consequential loss whatsoever whether incurred by the BBC or a third party arising out of its performance of or failure to perform any of its obligations under the Contracts or otherwise .

     16.5.3 For the avoidance of doubt, CTI is liable to pay to the BBC any liquidated damages and/or Service Credits payable in accordance with this Agreement.

     16.5.4 This Agreement and the Site Sharing Agreement sets out the full extent of each party's obligations and liabilities relating to the Services whether in contract, tort, negligence, breach of statutory duty or otherwise. In particular, there are no conditions, warranties or other terms, express or implied, as to satisfactory quality, fitness for purpose or of any other kind whatsoever which are binding on CTI except as specifically set out in this Agreement. Any other condition, warranty or other term relating to the provision of the Services or the sale of the Dedicated Equipment which might otherwise have been implied into this Agreement by statute, common law or otherwise is hereby excluded.

16.6      DELAY

     16.6.1 If a Phase 1 Station is not Accepted by the Phase 1 Launch Date for that Station, then CTI must pay to the BBC liquidated damages to be calculated in accordance with Paragraph 5 of Schedule 2, subject to Clauses 2.5.2 and 16.6.4.

     16.6.2    CTI acknowledges that the liquidated damages payable under Clause
               16.6.1 are a reasonable pre-estimate of the damages that the BBC may sustain if there is any failure to comply with the terms of this Agreement.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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

     16.6.3 The BBC's right to claim liquidated damages under Clause 16.6 shall be without prejudice to any other right which the BBC may have.

     16.6.4 CTI's total aggregate liability in respect of all claims by the BBC for payment of liquidated damages under this Agreement shall be limited to the sum of [*].

     16.6.5 To the extent that any delay in the Acceptance of any Station is due to a new-technology problem which does not arise through any fault of CTI and is beyond CTI's reasonable control, the BBC will waive its right to the payment of liquidated damages for the period beginning on the date on which the BBC and CTI have agreed in good faith a process to resolve the problem and ending on the date that CTI has achieved a workable solution to such a problem, provided always that CTI has at all times used all reasonable efforts to achieve such solution as soon as is reasonably possible.

16.7      WARRANTIES

     16.7.1      CTI warrants and represents that:

          (i) it has full power and authority to execute, deliver and perform its obligations under this Agreement;

          (ii) the Services will be of satisfactory quality and fit for the purpose for which they are supplied and without limiting the generality of the foregoing, will comply with Schedule 5;

          (iii) all work performed under this Agreement will be performed in a proper and workmanlike manner and with due skill and care;

          (iv) it has and will have throughout the term of this Agreement the necessary skills, expertise and resources to perform its obligations under this Agreement;

          (v) all personnel employed by CTI in the performance of its obligations under this Agreement will be appropriately trained and experienced;

          (vi) it is not currently a party to and will not enter into any agreements or arrangements with third parties the terms of which prevent it entering into this Agreement or would impede the substantial performance of its obligations under this Agreement; and

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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

          (vii) it has disclosed no Confidential Information as described in Clause 19.1 to any third party in breach of any obligations of confidentiality.

     16.7.2      The BBC warrants and represents that:

          (i) it has full power and authority to execute, deliver and perform its obligations under this Agreement; and

          (ii) it has disclosed no Confidential Information as described in Clause 19.1 to any third party in breach of any obligations of confidentiality.

     16.7.3 There are no conditions or warranties, express or implied, binding on CTI or the BBC except those set out in this Agreement. Any condition or warranty which might have been implied into this Agreement by statute, common law or otherwise is hereby excluded.

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

                               PART H - GENERAL
17   ASSIGNMENT

17.1 This Agreement is personal to the pates hereto and they shall not assign, transfer, charge or deal in any other manner with this Agreement other than as expressly set out below except that CTI shall be entitled to assign its rights to payments under this Agreement by way of security to any person providing finance to it or its holding company(ies).

17.2 Each of CTI and the BBC shall be entitled to transfer this Agreement to any of its wholly-owned subsidiaries provided that:

     17.2.1 each party procures that the transferee is bound by a direct covenant with the other party to observe all the terms of this Agreement and the covenants and obligations by the transferor contained in this Agreement; and

     17.2.2 if any transferee ceases to be a wholly-owned subsidiary of either the BBC or CTI, as the case may be, this Agreement will be transferred back to CTI or the BBC, or to one of their wholly-owned subsidiaries.

18   SUB-CONTRACTING

     CTI may sub-contract any of its obligations under this Agreement. CTI will not be relieved of any of its liabilities or obligations under this Agreement by entering into sub-contracts and CTI will be liable to the BBC for the acts, defaults and neglects of any sub-contractor or any employee or agent of the sub-contractor as fully as if they were the acts, defaults or neglects of CTI or the employees or agents of CTI.

19   INFORMATION AND CONFIDENTIALITY

19.1 Subject to the terms of any other agreement between the parties, each party agrees and undertakes that during the term of this Agreement, and thereafter, it will keep confidential and will not use for its own purposes or, without the prior written consent of the other, disclose to any third party the terms of this Agreement or any information of a confidential nature which is supplied to it under this Agreement or of which it becomes aware in the performance of this Agreement unless:

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

     19.1.1 such information is required to be disclosed to CTI's bankers, CTI's holding company and any shareholders of its holding company (subject in each case to such companies or individuals agreeing that the information shall be confidential in terms substantially similar to this Clause 19.1); or

     19.1.2 such information is public knowledge, or subsequently becomes public knowledge, other than by breach of this Agreement; or

     19.1.3 such information subsequently comes lawfully into the possession of the party in question from a third party; or

     19.1.4 the disclosure of such information is required by any court of competent jurisdiction or any regulatory authority, including any recognized stock exchange or any taxation authority.

19.2 To the extent that it is necessary to disclose confidential information pursuant to the provisions of this Clause 19 or otherwise as necessary to implement the provisions of this Agreement, either party may disclose any confidential information concerning this Agreement to such of its employees or, in the case of the BBC, to such of the BBC's nominated contractor(s) as may be reasonably necessary on a "need-to-know basis", provided that before any such disclosure such party shall make such persons aware of its obligations of confidentiality under this Agreement and shall at all times procure compliance by such persons therewith.

19.3 The obligations of confidentiality hereunder shall not apply to prevent the supply of confidential information to the Department of Culture, Media and Sport, the Home Office, the Cabinet Office, the Foreign and Commonwealth Office, the Comptroller and Auditor General, the Office of Fair Trading, the Radiocommunications Agency, the Department for Trade and Industry, the Independent Television Commission, the Office of Telecommunications or any other regulatory body.

20   INTELLECTUAL PROPERTY RIGHTS

20.1 If in the course of the provision of the Services any material is created by CTI which is protected by copyright or other intellectual property rights, all legal and beneficial interests in those intellectual property rights will, as between the BBC and CTI, be owned by CTI. The BBC will only have such rights as are set out in this Clause 20 in relation to such materials.

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

20.2 CTI warrants and undertakes to the BBC that the use by the BBC of the Services and the Transmission Network in accordance with the terms of this Agreement will not infringe the intellectual property rights of any party.

20.3 CTI will indemnify the BBC on an after-tax basis against any loss, damage, or expenses (including legal fees on an indemnity basis) which the BBC may suffer or incur as a result of any claim that the Services, the Transmission Network or any component of the Transmission Network infringes the intellectual property rights of any third party.

20.4      Each party must notify the other as soon as reasonably practicable:

     20.4.1 after becoming aware of any infringement or suspected infringement by the Services, the Transmission Network or any component of the Transmission Network of the intellectual property rights of any third Party; and

     20.4.2    of any claim being made of the type described in Clause 20.3.

20.5 The BBC must not make any admission relating to a claim under Clause 20.3, and must give CTI all reasonable assistance (including providing all relevant information) in respect of such a claim at CTI's cost. The BBC will take all such action as CTI may reasonably request to avoid, dispute, resist, appeal, compromise or contest any such claim at CTI's cost.

21   EMPLOYEES

21.1      TERMS OF EMPLOYMENT OF EXISTING EMPLOYEES

     CTI shall not, and shall procure that any other Relevant Employer shall not, without the prior consent of the BBC (which shall not be unreasonably withheld or delayed), vary, or purport or promise to vary, the terms or conditions (as amended from time to time) of employment of any Employee (including a promise to make any additional payment or provide any additional benefit) where such variation or addition:

     21.1.1 takes effect at any time after either party has served a notice terminating this Agreement unless it is in the ordinary course of business and, when aggregated with any other variation or addition which takes effect during such period, represents an increase in the remuneration of the Employee of no more than the percentage increase

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

               in the level of the Average Earnings Index between the month for which such index was last published at the time the variation or addition is made or proposed and the month failing 12 months before such month; or

     21.1.2 first takes effect in whole or in part after this Agreement has terminated; or

     21.1.3 results in any such employment not being terminable by the Relevant Employer within six months after this Agreement has terminated; or

     21.1.4 relates to a payment or the provision of a material benefit triggered by termination of employment after this Agreement has terminated; or

     21.1.5 relates to the provision of a benefit (but excluding base salary) which takes effect at any time after either party has served a notice terminating this Agreement or which any such Employee will or may have a contractual right to first receive after this Agreement has terminated; or

     21.1.6 prevents, restricts or hinders any such Employee after this Agreement has terminated from working for the BBC or the Successor Operator or from performing the duties such Employee performed for CTI.

21.2      CHANGES IN NUMBERS AND TOTAL COST OF EMPLOYEES

     Subject to and excluding any increase in the remuneration of Employees permitted under Clause 21.1, CTI shall not, and shall procure that any other Relevant Employer shall not, without the prior consent of the BBC (which shall not be unreasonably withheld or delayed), increase or decrease at any time after either party has served a notice terminating this Agreement the number of Employees either such that the total number of Employees or the total cost per annum to CTI and each other Relevant Employer of employing all Employees is increased or such that the total number of Employees is decreased, in each case, by more than 5 per cent during any period of 12 months.

22   NOTICES

22.1 Any notice to be served by either party shall be in writing and shall be sent to the following addresses:

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

     CTI       Chief Executive Officer
               Castle Transmission International Ltd
               Warwick Technology Park
               Gallows Hill
               Heathcote Lane
               Warwick CV34 6TN
               Fax No: 01926 416006

     BBC       Director of Policy and Planning
               British Broadcasting Corporation
               Broadcasting House
               London W1A 1AA
               Fax No: 0171 436 0393 Copy to: the BBC Representative

22.2 Any notice, invoice or other document which may be given by either party under this Agreement will be deemed to have been duly given if left at or sent by post (whether by letter or, where the parties agree in writing, in any other form) or facsimile transmission to the address set out above or to any other address notified to each other in writing in accordance with this Clause as an address to which notices, invoices and other documents may be sent. Any such communication will be deemed to have been made to the other party:

     22.2.1    if sent by hand, when delivered;

     22.2.2 if sent by post, 72 hours after the envelope containing such notice was posted; or

     22.2.3 if sent by facsimile, when the transmission of the facsimile is confirmed delivered complete, if delivered on a business day, or, if not, at 9.30 a.m. (British Standard Time) on the next business day.

     For the purposes of this Clause, "BUSINESS DAY" means 9 a.m. to 5 p.m. Monday to Friday every week of the year except for English public holidays. It is further agreed that notices sent by facsimile will also be confirmed by sending a signed copy by post, the copy to be posted within 24 hours of sending the facsimile.

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

23   NON-SOLICITATION

     Neither the BBC nor CTI shall offer employment or engage any employee of the other involved in the provision of the Services whilst engaged, or within 12 months of his ceasing to be engaged, in carrying out any obligations under this Agreement without the prior written consent of the other. This prohibition shall not prevent either party advertising for staff in the national, local or industry press.

24   RESTRICTIVE TRADE PRACTICES

     Notwithstanding any other provision of this Agreement, no provision of this Agreement which is of such a nature as to make this Agreement, or any agreement or arrangement of which this Agreement forms part, liable to registration under the Restrictive Trade Practices Act 1976 shall take effect until the day after that on which particulars thereof have been duly furnished to the Director General of Fair Trading.

25   WHOLE AGREEMENT

     This Agreement supersedes any previous written or oral agreement between the parties in relation to the matters dealt with in this Agreement and, together with its Schedules, contains the whole agreement between the parties relating to the subject matter of this Agreement at the date hereof to the exclusion of any terms implied by law which may be excluded by contract. Each of the parties acknowledges that it has not been induced to enter into this Agreement by a representation, warranty or undertaking not expressly incorporated into it. So far as permitted by law and except in the case of fraud, the parties agree and acknowledge that their only rights and remedies in relation to any representation, warranty or undertaking made or given in connection with this Agreement shall be for breach of the terms of this Agreement, to the exclusion of all other rights and remedies (including those in tort or arising under statute).

26   VALUE ADDED TAX

26.1 All sums due to either party under this Agreement are exclusive of VAT thereon, if any, which shall be charged in addition thereto in accordance with the relevant law in force at the time of making the relevant taxable supply and shall be payable by the paying party only against receipt from the other of a valid VAT invoice in respect thereof.

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

26.2 Where under this Agreement one party has agreed to reimburse or indemnify the other in respect of any payment made or cost incurred by the other, then the first party shall also reimburse any VAT paid by the other which forms part of its payment or costs incurred to the extent that such VAT is not available for credit for the other (or for the representative member of the other's VAT group) under Sections 25 and 26 of the Value Added Tax Act 1994 (or any replacement or equivalent provision).

27   PARENT COMPANY GUARANTEE

     CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD will enter into a guarantee in the form set out in Schedule 9.

28   JURISDICTION

     This Agreement will be governed by and construed and interpreted in accordance with English law, and the parties hereby submit to the non-exclusive jurisdiction of the English courts.

     IN WITNESS whereof this document has teen executed the day and year first before written.

          SIGNED for the BRITISH            }
          BROADCASTING CORPORATION by:



     In the presence of:



          SIGNED for CASTLE TRANSMISSION    }
          INTERNATIONAL LTD by:


     In the presence of:

                                  SCHEDULE 1

                                   STATIONS

1.   THE STATIONS
1.1. The Stations listed in this schedule constitute the "Stations" for purposes of this Agreement.

2.   TIMETABLE

2.1. Phase I Stations (including those at which test transmitters agree to be installed), Phase 2 and Phase 3 Stations are identified in Table I below, as is the Build Date and Phase I Launch Date or Phase 2 and Phase 3 Service Date (as the case may be) for each Station and the Test Date for test transmitters.

3.   CHANNELS AND ERP
3.1. The BBC has been allocated multiplex 1 and the table shows the corresponding channel and ERP for multiplex 1 for each Station.

     NOTES AND ABBREVIATIONS IN TABLE 1

     NOTE 1:  ABBREVIATION
     *XYZ * =  "Must have at Launch".

     NOTE 2:  ITC PHASE
     T = Test Transmitter

     NOTE 3:  BUILD & CONTRACTUAL SERVICE
     Build and Contractual Service dates are defined in the main Contract.

      .    LDI    Phase I Launch Date

      .    LD1 + [2] etc  Launch Date plus [2] months

     NOTE 4 : OPERATIONAL AND RESPONSE TARGET
     See Schedule 8, for definition of Operational Priority and Response Target stations.

     NOTE 5: BBC, ITV, CH4 AND SDN REGIONS

       -----------------------------------------------------------------------------------
       Ang      Anglia              Meri   Meridian           SE     SouthEast
       Bord     Border              Mid    Midlands           Sth    South
       C/LWT    Carlton/LWT         N      North              SW     South West
       Central  Central             NE     North East         TTT    Tyne Tees Television
       ChTv     Channel Television  NI     Northern Ireland   U      Ulster
       E        East                Nth    North              UTV    Ulster Television
       EMid     East Midlands       NW     North West         W      West
       Gram     Grampian            R1     Region 1           WA     West Anglia
       Gran     Granada             R2     Region 2           WC     West Country
       HTVB     HTV Bristol         R3     Region 3           Wls    Wales
       HTVC     HTV Cardiff         S      Scotland           York   Yorkshire
       L        London              Scd    Scotland           -          -
       M        Midlands            Scot   Scottish           -          -
       -----------------------------------------------------------------------------------

     NOTE 6:  ITC DESIGNATION
      .   M = Main Station
      .   R = Relay

     NOTE 7: BBC TRANSPORT STREAM SOURCE

     BOLD = BBC Studio Centre

        -------------------------------------------------------------------
          BE    BELFAST       GW    GLASGOW       NT     NEWCASTLE
          BM    BIRMINGHAM    LS    LEEDS         PY     PLYMOUTH
          BS    BRISTOL       MR    MANCHESTER    SO     SOUTHAMPTON
          CB    CAMBRIDGE     NC    NORWICH       TC     TELEVISION CENTRE
          CF    CARDIFF       NO    NOTTINGHAM    -      -
        -------------------------------------------------------------------

     NOTE 8: HIGH LEVEL DESIGN CATEGORIES

-----------------------------------------------------------------------------
 First Letter     SI Insertion              S = SI Insertion Station
-----------------------------------------------------------------------------
 Second           Transmitter Power         H = High (greater than 66OW)
 Letter                                     L = Low (less than 66OW)

-----------------------------------------------------------------------------
 Third Letter     Combiner Type             S = Single Ended
                                            D = Duplicated
-----------------------------------------------------------------------------
 Fourth Letter    Antenna type              A = Existing Analogue antenna++
                                            N =-New Digital antenna
-----------------------------------------------------------------------------

++ The analogue antenna may be an existing C5 antenna at certain sites, currently Craigkelly and Darvel.

                                    TABLE 1

--------------------------------------------------------------------------------------------------------------------------------
        DTT TRANSMISSION                                                                       ROLL-OUT            PRIORITY
--------------------------------------------------------------------------------------------------------------------------------
                                                             Coverage
                                               UHF             (000'            ITC
STATION                 Abbreviation         Channel       proportional)       Phase                              Operational
--------------------------------------------------------------------------------------------------------------------------------
KEYS: SEE NOTE               [1]                                                [2]         [*]           [*]         [4]
--------------------------------------------------------------------------------------------------------------------------------
ABERDARE                     ABR                28              56               3          [*]           [*]
--------------------------------------------------------------------------------------------------------------------------------
ANGUS                        AGU                68             434               2          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
BEACON HILL                  BNL                52             228               2          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
BELMONT                     *BMN*               30           2,019               1          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
BILSDALE                     BIL                34           1,483               1          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
BLACK HILL                  *BKH*               41           1,526               1          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
BLAENPLWYF                   BY                 28              49               2          [*]           [*]
--------------------------------------------------------------------------------------------------------------------------------
BLUEBELL HILL                BBL                59           1,334               2          [*]           [*]          X
--------------------------------------------------------------------------------------------------------------------------------
BRESSAY                      BRQ                21              12               3          [*]           [*]
--------------------------------------------------------------------------------------------------------------------------------
BRIERLEY HILL                BOF                68              95               3          [*]           [*]
--------------------------------------------------------------------------------------------------------------------------------
BRISTOL IC                   BSL                49             160               2          [*]           [*]
--------------------------------------------------------------------------------------------------------------------------------
BRISTOL KW                   BSK                22              98               3          [*]           [*]
--------------------------------------------------------------------------------------------------------------------------------
BROMSGROVE                   BGE                34             104               3          [*]           [*]
--------------------------------------------------------------------------------------------------------------------------------
BROUGHER MTN.                BRM                30              56               3          [*]           [*]
--------------------------------------------------------------------------------------------------------------------------------
CALDBECK                    *CDK*               25             323               1          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
CARADON HILL                *CNH*               34             309               1          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
CARMEL                       CRL                55             181               2          [*]           [*]
--------------------------------------------------------------------------------------------------------------------------------
CHATTON                      CHN                40             242               3          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
CHESTERFIELD                 CD                 34             255               3          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
CRAIGKELLY                   CGK                33             578               1          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
CRYSTAL PALACE              *CP*                25           8,501               1          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
DARVEL                       DVL                22             512               2          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
DIVIS                       *DIV*               29           1,122               1          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
DOVER                        DOV                68             547               2          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
DURRIS                      *DUS*               30             368               1          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
EITSHAL                      ETL                34              19               3          [*]           [*]
--------------------------------------------------------------------------------------------------------------------------------
EMLEY MOOR                  *MLM*               52           2,099              1T          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------
FENHAM                       FNH                30             304               2          [*]           [*]          x
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  DTT TRANSMISSION  PRIORITY                            REGION                      SITE                       DESIGN
--------------------------------------------------------------------------------------------------------------------------------
                  CONTRACTUAL
                   RESPONSE                                                               ITC          BBC     GENERIC     ERP
STATION              TIME          BBC     CHANNEL 4     ITV       SDN       LANDLORD  DESIGNATION    STUDIO   SOURCE      (KW)
--------------------------------------------------------------------------------------------------------------------------------
KEYS: SEE NOTE        [4]           [5]       [5]        [5]        [5]                     [6]         [7]      [8]
--------------------------------------------------------------------------------------------------------------------------------
ABERDARE                            Wls        E        HTV C        R1         CT1          R           CF      _LSA      0.050
--------------------------------------------------------------------------------------------------------------------------------
ANGUS                               Scd        S        Gramf        R3         NTL          R           GW      _LDA      2.000
--------------------------------------------------------------------------------------------------------------------------------
BEACON HILL                         SW         E        WC           R2         NTL          R           PY      _LDN      1.000
--------------------------------------------------------------------------------------------------------------------------------
BELMONT                x            Nth        N        YTV3         R2         NTL          M           LS      SLDA      5.000
--------------------------------------------------------------------------------------------------------------------------------
BILSDALE               x            NE         N        TTT2         R2         CTI          M           NT      SLDN      2.400
--------------------------------------------------------------------------------------------------------------------------------
BLACK HILL             x            Scd        S        Scot1        R3         NTL          M           GW      SHDN     10.000
--------------------------------------------------------------------------------------------------------------------------------
BLAENPLWYF                          Wls        N        HTV C        R1         CTI          R           CF      _LDN      2.000
--------------------------------------------------------------------------------------------------------------------------------
BLUEBELL HILL          X            SE         E        Meri3        R2         CTI          M           TC      SLDN      3.000
--------------------------------------------------------------------------------------------------------------------------------
BRESSAY                             Scd        S        Gram1        R3         CTI          R           GW      _LDA      1.000
--------------------------------------------------------------------------------------------------------------------------------
BRIERLEY HILL                       Mid        M        Cen1         R2         CTI          R           BM      _LSA      0.050
--------------------------------------------------------------------------------------------------------------------------------
BRISTOL IC                          W          E        HTV B        R2         CTI          R           BS      _LSA      0.020
--------------------------------------------------------------------------------------------------------------------------------
BRISTOL KW                          W          E        HTV B        R2         CTI          R           BS      _LDN      0.010
--------------------------------------------------------------------------------------------------------------------------------
BROMSGROVE                          Mid        M        Cen1         R2         CTI          R           BM      LSA       0.025
--------------------------------------------------------------------------------------------------------------------------------
BROUGHER MTN.                       NI         U        UTV1         R2         CTI          R           BE      _LDA      0.500
--------------------------------------------------------------------------------------------------------------------------------
CALDBECK                            NE         S        Bord1        R2         NTL          M           NT      SHDN      5.000
--------------------------------------------------------------------------------------------------------------------------------
CARADON HILL                        SW         E        WC           R2         NTL          M           PY      SHDN      4.000
--------------------------------------------------------------------------------------------------------------------------------
CARMEL                              Wls        E        HTV C        R1         CTI          R           CF      _LDA      2.500
--------------------------------------------------------------------------------------------------------------------------------
CHATTON                             NE         N        TTT1         R2         NTL          R           NT      _LDA      3.000
--------------------------------------------------------------------------------------------------------------------------------
CHESTERFIELD                        Nth        N        YTV2         R2         NTL          R           LS      _LSA      0.020
--------------------------------------------------------------------------------------------------------------------------------
CRAIGKELLY                          Scd        S        Scot1        R3         NTL          M           GW      _LDN      1.000
--------------------------------------------------------------------------------------------------------------------------------
CRYSTAL PALACE         x            SE         L        C/LWT        R2         CTI          M           TC      SHDN     10.000
--------------------------------------------------------------------------------------------------------------------------------
DARVEL                              Scd        S        Scot1        R3         NTL          R           GW      _LDA      2.000
--------------------------------------------------------------------------------------------------------------------------------
DIVIS                  x            NI         U        UTV1         R2         CTI          M           BE      SLDN      2.300
--------------------------------------------------------------------------------------------------------------------------------
DOVER                               SE         E        Meri3        R2         NTL          M           TC      _LDN      1.000
--------------------------------------------------------------------------------------------------------------------------------
DURRIS                              Scd        S        Gram1        R3         NTL          M           GW      SHDA     10.000
--------------------------------------------------------------------------------------------------------------------------------
EITSHAL                             Scd        S        Gram1        R3         CTI          R           GW      _LDA      0.800
--------------------------------------------------------------------------------------------------------------------------------
EMLEY MOOR             x            Nth        N        YTV1         R2         NTL          M           LS      SLDA      5.000
--------------------------------------------------------------------------------------------------------------------------------
FENHAM                              NE         N        TTT1         R2         CTI          R           NT      _LSA      0.020
--------------------------------------------------------------------------------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

------------------------------------------------------------------------------------------------------------------------------------
                  OTT Transmission                                            Roll-Out           Priority
-----------------------------------------------------------------------------------------------------------------------------------
                             Abbreviation    UHF      Coverage      ITC                          Operational  Contractual    BBC
STATION                                    Channel      (000'       Phase                                      Responce
                                                    proportional)                                              Time
-----------------------------------------------------------------------------------------------------------------------------------
FENTON                       FNT           34       203              3      [*]          [*]                                 Mid
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT POINT                FRP           38       tbd              1      [*]          [*]                                 SW
-----------------------------------------------------------------------------------------------------------------------------------
GUILDFORD                    GI            49       242              2      [*]          [*]       x                         SE
-----------------------------------------------------------------------------------------------------------------------------------
HANNINGTON                   HAN           50       628              1      [*]          [*]       x                         Sth
-----------------------------------------------------------------------------------------------------------------------------------
HASTINGS                     HS            31       196              3      [*]          [*]                                 Sth
-----------------------------------------------------------------------------------------------------------------------------------
HEATHFIELD                   HJV           34       354              2      [*]          [*]       x                         Sth
-----------------------------------------------------------------------------------------------------------------------------------
HEMEL HEMPSTEAD              HH            48       161              2      [*]          [*]                                 SE
-----------------------------------------------------------------------------------------------------------------------------------
HUNTSHAW CROSS               HC            54       117              3      [*]          [*]                                 SW
-----------------------------------------------------------------------------------------------------------------------------------
IDLE                         IDL           45       163              2      [*]          [*]                                 Nth
-----------------------------------------------------------------------------------------------------------------------------------
KEELYLANG HILL               KEE           48        15              3      [*]          [*]                                 Scd
-----------------------------------------------------------------------------------------------------------------------------------
KEIGHLEY                     KJ            53       131              3      [*]          [*]                                 Nth
-----------------------------------------------------------------------------------------------------------------------------------
KILVEY HILL                  KVH           25       245              2      [*]          [*]       x                         Wls
-----------------------------------------------------------------------------------------------------------------------------------
KNOCK MORE                   KMR           34        54              3      [*]          [*]                                 Scd
-----------------------------------------------------------------------------------------------------------------------------------
LANCASTER                    LCR           28       225              2      [*]          [*]       x                         NW
-----------------------------------------------------------------------------------------------------------------------------------
LARK STOKE                   LKK           21       122              3      [*]          [*]                                 Mid
-----------------------------------------------------------------------------------------------------------------------------------
LLMAVADY                     LTS           67       146              2      [*]          [*]                                 NI
-----------------------------------------------------------------------------------------------------------------------------------
LIANDDONA                    LLA           67       187              2      [*]          [*]                                 Wls
-----------------------------------------------------------------------------------------------------------------------------------
MALVERN                      MVR           67       241              3      [*]          [*]       x                         Mid
-----------------------------------------------------------------------------------------------------------------------------------
MENDIP                       *MEN*         59     1,360              1      [*]          [*]       x          x              W
-----------------------------------------------------------------------------------------------------------------------------------
MIDHURST                     MH            56      1014              2      [*]          [*]       x          x              Sth
-----------------------------------------------------------------------------------------------------------------------------------
MOEL-Y-PARC                  MYP           54       531              1      [*]          [*]       x          x              Wls
-----------------------------------------------------------------------------------------------------------------------------------
NOTTINGHAM                   NOU           39       311              2      [*]          [*]       x                         EMid
-----------------------------------------------------------------------------------------------------------------------------------
OLIVERS MOUNT                OMT           49        70              3      [*]          [*]                                 Nth
-----------------------------------------------------------------------------------------------------------------------------------
OXFORD                       OF            34       907              1      [*]          [*]       x          x              SE
-----------------------------------------------------------------------------------------------------------------------------------
PENDLE FOREST                PLF           21       196              3      [*]          [*]                                 NW
------------------------------------------------------------------------------------------------------------------------------------

PLYMPTON                     PTN           52       149              3      [*]          [*]                                 SW
------------------------------------------------------------------------------------------------------------------------------------

PONTOP PIKE                  *PP*          48     1,309              1      [*]          [*]       x          x              NE
------------------------------------------------------------------------------------------------------------------------------------

PONTYPOOL                    PPL           52        78              3      [*]          [*]                                 Wls
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                              Religion                                Site                     Design
--------------------------------------------------------------------------------------------------------------------
                                        ITV       SDN         Landlord      ITC       BBC    Generic    ERP
STATION                   Channel 4                                     Designation  Studio  Source     (kw)
---------------------------------------------------------------------------------------------------------------------
FENTON                    M             Cen2       R2         CTI       R            BM      _LSA      0.050
---------------------------------------------------------------------------------------------------------------------
FREMONT POINT             E             ChTv1      R2         NTL       M            PY      SLDA      0.200
---------------------------------------------------------------------------------------------------------------------
GUILDFORD                 L             C/LWT      R2         CTI       R            TC      _LDN      0.100
---------------------------------------------------------------------------------------------------------------------
HANNINGTON                E             Meri2      R2         CTI       M            SO      SLDN     10.000
---------------------------------------------------------------------------------------------------------------------
HASTINGS                  E             Meri4      R2         CTI       R            SO      _LSA      0.100
---------------------------------------------------------------------------------------------------------------------
HEATHFIELD                E             Meri4      R2         CTI       M            SO      SLDN      1.600
---------------------------------------------------------------------------------------------------------------------
HEMEL HEMPSTEAD           L             C/LWT      R2         CTI       R            TC      _LDN      0.100
---------------------------------------------------------------------------------------------------------------------
HUNTSHAW CROSS            E             WC4        R2         NTL       R            PY      _LDA      2.000
---------------------------------------------------------------------------------------------------------------------
IDLE                      N             York1      R2         NTL       R            LS      _LSA      0.003
---------------------------------------------------------------------------------------------------------------------
KEELYLANG HILL            S             Gram2      R3         CTI       R            GW      _LDN      1.000
---------------------------------------------------------------------------------------------------------------------
KEIGHLEY                  N             York1      R2         NTL       R            LS      _LSA      0.050
---------------------------------------------------------------------------------------------------------------------
KILVEY HILL               E             HTV        R1         CTI       R            CF      _LDN      0.300
---------------------------------------------------------------------------------------------------------------------
KNOCK MORE                S             Gram2      R3         NTL       R            GW      _LDA      1.000
---------------------------------------------------------------------------------------------------------------------
LANCASTER                 N             Gran1      R2         NTL       R            MR      _LSA      0.100
---------------------------------------------------------------------------------------------------------------------
LARK STOKE                M             Cen2       R2         CTI       R            BM      _LSA      0.025
---------------------------------------------------------------------------------------------------------------------
LLMAVADY                  U             UTV1       R2         CTI       R            BE      _LDA      0.800
---------------------------------------------------------------------------------------------------------------------
LIANDDONA                 N             HTV        R1         CTI       R            CF      _LDA      1.000
---------------------------------------------------------------------------------------------------------------------
MALVERN                   M             Cen2       R2         CTI       R            BM      _LSA      0.100
---------------------------------------------------------------------------------------------------------------------
MENDIP                    E             HTV        R2         CTI       M            BS      SLDN      3.000
---------------------------------------------------------------------------------------------------------------------
MIDHURST                  E             Meri3      R2         CTI       M            SO      _LDN     10.000
---------------------------------------------------------------------------------------------------------------------
MOEL-Y-PARC               N             HTV        R1         NTL       M            CF      _LDN      0.500
---------------------------------------------------------------------------------------------------------------------
NOTTINGHAM                M             Cen4       R2         NTL       R            NO       LSA      0.020
---------------------------------------------------------------------------------------------------------------------
OLIVERS MOUNT             N             York1      R2         CTI       R            LS      _LSA      0.050
---------------------------------------------------------------------------------------------------------------------
OXFORD                    M             Cen3       R2         CTI       M            TC      SHDA     10.000
---------------------------------------------------------------------------------------------------------------------
PENDLE FOREST             N             Gran1      R2         NTL       R            MR      _LSA      0.050
---------------------------------------------------------------------------------------------------------------------
PLYMPTON                  E             W C3       R2         NTL       R            PY      _LSA      0.100
---------------------------------------------------------------------------------------------------------------------
PONTOP PIKE               N             TTT1       R2         CTI       M            NT      SHDA     10.000
---------------------------------------------------------------------------------------------------------------------
PONTYPOOL                 E             HTV        R1         CTI       R            CF      _LDN      0.010
---------------------------------------------------------------------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                DTT TRANSMISSION                                                                         ROLL-OUT
-----------------------------------------------------------------------------------------------------------------------------
                                                UHF             Coverage                ITC
       STATION           Abbreviation         Channel      (000' proportional)         Phase
-----------------------------------------------------------------------------------------------------------------------------
PRESELY                      PRS                47                 97                    2               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
REDRUTH                       RR                39                 240                   3               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
REIGATE                      REI                31                 219                   3               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
RIDGE HILL                   RHA                34                 527                   2               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
ROSEMARKIE                    RK                47                 112                   2               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
ROSNEATH                     ROS                67                 126                   3               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
ROWRIDGE                    *ROW*               67                1,731                  1               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
RUMSTER FOREST               RMF                28                 60                    2               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
SADDLEWORTH                  SWH                47                 366                   2               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
SALISBURY                     SA                55                 47                    3               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
SANDY HEATH                 *SDT*               29                1,745                  1               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
SELKIRK                      SXJ                53                 69                    2               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
SHEFFIELD                     SF                39                 340                   2               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
STOCKLAND HILL               SDL                22                 572                   1               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
STORETON                     SEN                30                 206                   3               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
SUDBURY                      SVY                49                 645                   2               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
SUTTON COLDFIELD             *SC*               41                2,923                  1               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
TACOLNESTON                  TAC                63                 868                   1               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
THE WREKIN(E)                WRK                39                                       3               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
THE WREKIN(W)                WRK                21                 882                   3               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
TOROSAY                      TOY                23                 13                    3               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
TUNBRIDGE WELLS               TW                55                 75                    3               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
WALTHAM                     *WBF*               49                2,098                  1               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
WENVOE                       *WV*               39                 907                  1 T              [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
WHITEHAWK HILL                WL                66                 386                   2               [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
WINTER HILL                 *WRH*               56                5,058                 1 T              [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
WINTER HILL                 *WRH*               67                                      1 T              [*]       [*]
-----------------------------------------------------------------------------------------------------------------------------
               DTT TRANSMISSION                          PRIORITY                                REGION
-----------------------------------------------------------------------------------------------------------------------------
                                                             Contractual
       STATION           Abbreviation       Operational     Response Time           BBC          Channel 4       ITV    SDN
-----------------------------------------------------------------------------------------------------------------------------
PRESELY                       PRS                                                   Wls            E            HTV C1   R1
-----------------------------------------------------------------------------------------------------------------------------
REDRUTH                       RR                 x                                  SW             E             W C5    R2
-----------------------------------------------------------------------------------------------------------------------------
REIGATE                       REI                                                   SE             L            C/LWT    R2
-----------------------------------------------------------------------------------------------------------------------------
RIDGE HILL                    RHA                x                                  Mid            M             Cen1    R2
-----------------------------------------------------------------------------------------------------------------------------
ROSEMARKIE                    RK                                                    Scd            S            Gram2    R3
-----------------------------------------------------------------------------------------------------------------------------
ROSNEATH                      ROS                                                   Scd            S            Scot1    R3
-----------------------------------------------------------------------------------------------------------------------------
ROWRIDGE                     *ROW*               x                x                 Sth            E            Meri1    R2
-----------------------------------------------------------------------------------------------------------------------------
RUMSTER FOREST                RMF                                                   Scd            S            Gram2    R3
-----------------------------------------------------------------------------------------------------------------------------
SADDLEWORTH                   SWH                x                                  NW             N            Gran1    R2
-----------------------------------------------------------------------------------------------------------------------------
SALISBURY                     SA                                                    Sth            E            Meri1    R2
-----------------------------------------------------------------------------------------------------------------------------
SANDY HEATH                  *SDT*               x                x                 WA             E             Ang2    R2
-----------------------------------------------------------------------------------------------------------------------------
SELKIRK                       SXJ                                                   Scd            S            Bord2    R2
-----------------------------------------------------------------------------------------------------------------------------
SHEFFIELD                     SF                 x                                  Nth            N            York2    R2
-----------------------------------------------------------------------------------------------------------------------------
STOCKLAND HILL                SDL                x                x                 SW             E             WC1     R2
-----------------------------------------------------------------------------------------------------------------------------
STORETON                      SEN                                                   NW             N            Gran1    R2
-----------------------------------------------------------------------------------------------------------------------------
SUDBURY                       SVY                x                x                  E             E             Ang1    R2
-----------------------------------------------------------------------------------------------------------------------------
SUTTON COLDFIELD             *SC*                x                x                 Mid            M             Cen2    R2
-----------------------------------------------------------------------------------------------------------------------------
TACOLNESTON                   TAC                x                x                  E             E             Ang3    R2
-----------------------------------------------------------------------------------------------------------------------------
THE WREKIN(E)                 WRK                x                x                 Mid            M             Cen2    R2
-----------------------------------------------------------------------------------------------------------------------------
THE WREKIN(W)                 WRK                x                x                 Mid            M             Cen2    R2
-----------------------------------------------------------------------------------------------------------------------------
TOROSAY                       TOY                                                   Scd            S            Scot1    R3
-----------------------------------------------------------------------------------------------------------------------------
TUNBRIDGE WELLS               TW                                                    SE             E            Meri4    R2
-----------------------------------------------------------------------------------------------------------------------------
WALTHAM                      *WBF*               x                x                Emid            M             Cen4    R2
-----------------------------------------------------------------------------------------------------------------------------
WENVOE                       *WV*                x                x                 Wls            E            HTVC1    R1
-----------------------------------------------------------------------------------------------------------------------------
WHITEHAWK HILL                WL                 x                                  Sth            E            Meri3    R2
-----------------------------------------------------------------------------------------------------------------------------
WINTER HILL                  *WRH*               x                x                 NW             N            Gran1    R2
-----------------------------------------------------------------------------------------------------------------------------
WINTER HILL                  *WRH*               x                x                 NW             N            Gran1    R2
-----------------------------------------------------------------------------------------------------------------------------
                  DTT TRANSMISSION                             SITE                               DESIGN
-----------------------------------------------------------------------------------------------------------------------
                                                                    ITC              BBC                       ERP
       STATION            Abbreviation             Landlord     Designation     Studio Source      Generic     (kw)
-----------------------------------------------------------------------------------------------------------------------
PRESELY                      PRS                      NTL            R               CF              LDA       0.500
-----------------------------------------------------------------------------------------------------------------------
REDRUTH                      RR                       CTI            R               PY              LDA       1.600
-----------------------------------------------------------------------------------------------------------------------
REIGATE                      REI                      CTI            R               TC              LDN       0.100
-----------------------------------------------------------------------------------------------------------------------
RIDGE HILL                   RHA                      NTL            M               BM             SHDN       5.000
-----------------------------------------------------------------------------------------------------------------------
ROSEMARKIE                   RK                       CTI            R               GW              HDA      10.000
-----------------------------------------------------------------------------------------------------------------------
ROSNEATH                     ROS                      NTL            R               GW              LSA       0.100
-----------------------------------------------------------------------------------------------------------------------
ROWRIDGE                     *ROW*                    CTI            M               SO             SLDN      10.000
-----------------------------------------------------------------------------------------------------------------------
RUMSTER FOREST               RMF                      NTL            R               GW              LDA       1.000
-----------------------------------------------------------------------------------------------------------------------
SADDLEWORTH                  SWH                      NTL            R               MR              LSA       0.020
-----------------------------------------------------------------------------------------------------------------------
SALISBURY                    SA                       CTI            R               SO              LSA       0.500
-----------------------------------------------------------------------------------------------------------------------
SANDY HEATH                  *SDT*                    NTL            M               CB             SHDN      10.000
-----------------------------------------------------------------------------------------------------------------------
SELKIRK                      SXJ                      NTL            M               GW             SLDA       3.000
-----------------------------------------------------------------------------------------------------------------------
SHEFFIELD                    SF                       CTI            R               LS             SLDN       0.050
-----------------------------------------------------------------------------------------------------------------------
STOCKLAND HILL               SDL                      NTL            M               PY              HDN       2.500
-----------------------------------------------------------------------------------------------------------------------
STORETON                     SEN                      CTI            R               MR              LDN       0.028
-----------------------------------------------------------------------------------------------------------------------
SUDBURY                      SVY                      CTI            M               NC              LDN       7.000
-----------------------------------------------------------------------------------------------------------------------
SUTTON COLDFIELD             *SC*                     CTI            M               BM             SLDN       4.000
-----------------------------------------------------------------------------------------------------------------------
TACOLNESTON                  TAC                      CTI            M               NC             SLDN      10.000
-----------------------------------------------------------------------------------------------------------------------
THE WREKIN(E)                WRK                      CTI            R               BM              LDN       1.000
-----------------------------------------------------------------------------------------------------------------------
THE WREKIN(W)                WRK                      CTI            R               BM              LDN       1.000
-----------------------------------------------------------------------------------------------------------------------
TOROSAY                      TOY                      CTI            R               GW              LDA       0.125
-----------------------------------------------------------------------------------------------------------------------
TUNBRIDGE WELLS              TW                       CTI            R               TC              LDA       0.100
-----------------------------------------------------------------------------------------------------------------------
WALTHAM                      *WBF*                    CTI            M               NO             SHDN       5.000
-----------------------------------------------------------------------------------------------------------------------
WENVOE                       *WV*                     CTI            M               CF             SHDN      10.000
-----------------------------------------------------------------------------------------------------------------------
WHITEHAWK HILL               WL                       CTI            R               SO              LSA       0.100
-----------------------------------------------------------------------------------------------------------------------
WINTER HILL                  *WRH*                    NTL            M               MR             SHDN       5.000
-----------------------------------------------------------------------------------------------------------------------
WINTER HILL                  *WRH*                    NTL            M               MR             SLDN       0.100
-----------------------------------------------------------------------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 2

                                    CHARGES

1.   INTRODUCTION

1.1 This Schedule details the charges payable under this Agreement and the mechanism for establishing all future charges that may become payable as agreed between both parties. It also sets out the charges for liquidated damages and service termination.

1.2 No change shall be made to any charges under this Agreement without prior written agreement between the parties, as appropriate.

2.   PRINCIPLES

2.1 Charges shall become due from the BBC from the First Payment Date specified in Clause 2.3.4, after which a monthly payment will be made in arrears to CTI, which will be one twelfth of the annual charge agreed.

2.2 The annual charge may be varied on each anniversary of the First Payment Date for the purpose of inflationary adjustment. Adjustments will be calculated by applying the Retail Price Index (RPI) [*].

2.3 Changes to the Agreement that involve a change to the annual charge other than by application of RPI, shall be calculated and executed in accordance with the Change Control Procedure (Schedule 3).

2.4 Service Credits that may accrue to the BBC will be deducted from subsequent payments due to CTI, as appropriate, and established in accordance with the procedures prescribed in Schedule 8.

2.5 Liquidated damages that may become payable to the BBC will be deducted from the monthly payments due to CTI.

3.   CHARGES

3.1 The BBC shall pay CTI monthly in arrears one twelfth of the agreed annual charge, following receipt each month of a valid invoice.

3.2  The agreed annual charge for Phase 1 (excluding VAT) shall be:[*]

3.3 If the BBC commits to Phase 2 before the date set out in Clause 2.4.1, the agreed annual charge for Phase 2 (excluding VAT) shall be:[*]

3.4 If the BBC commits to Phase 3 before the date set out in Clause 2.4.1, the agreed annual charge for Phase 3 (excluding VAT) shall be:[*]

     For the avoidance of doubt, the first payment date for Phase 3 shall be the first day of the month following the date that the BBC commits to Phase 3.

3.5 In addition to the annual charge, the BBC shall pay the actual cost of the WT Act Licence fee for the transmission of the BBC multiplex from the Stations. This fee will be paid to CTI by the BBC on receipt of a valid invoice from CTI, supported by a copy of the invoice from the Radiocommunications Agency.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

4.    CHANGES TO CHARGES

4.1   GENERAL

4.1.1 Changes to the annual charge shall be made in accordance with the following procedures.

4.2   CHANGE DUE TO INFLATION

4.2.1 On the First Payment Date, and each anniversary of the Payment Date thereafter, the annual Charge shall be uplifted by the Retail Price Index [*]. The uplift will be agreed two months prior to the date on which the increase is due to take effect, and RPI will be taken from the most recently published index issued by the Central Statistical Office. Where such index is no longer published, any other index replacing RPI shall be used, subject to the agreement of both parties.

4.3   CHANGE UNDER CHANGE CONTROL

4.3.1 Where a change executed in accordance with the provisions of Schedule 3 results in a change (up or down) to the annual charges, the following shall apply in calculating subsequent adjustments due to
          RPI:

      a) where change brings an increase to the annual charge and the increase takes effect after 3 months from the last RPI adjustment, the increase will not be taken into account when calculating the next RPI adjustment;

      b) where change brings a decrease to the annual charge and the decrease takes effect after 6 months from the last RPI adjustment, the decrease will not be taken into account when calculating the next RPI adjustment.

4.3.2 Both parties will agree in good faith the point when it is appropriate to adjust the annual service charge

4.4   RIGHT TO AUDIT

4.4.1 The BBC shall retain the right to audit all information provided by CTI under the "open book" approach, as defined in Schedule 3.

5.    LIQUIDATED DAMAGES

5.1   PRINCIPLES

5.1.1     Liquidated damages shall be
5.1.2 Liquidated Damages will be payable as set out in Schedule 1. In the case of Phase I this will relate to delays from the Phase 1 in the event of delays from the Launch Date and for Phases 2 and 3 from the Phase 2 Service Date and Phase 3 Service agreed industry roll-out Date (as appropriate) shown in Schedule 1. Liquidated Damages will be deducted from the Charges in the payment following their occurrence.

5.1.3     The following Liquidated Damage charges will apply:

               Station                                           CHARGE PER DAY
               Black Hill                                               [*]
               Crystal Palace                                           [*]
               Divis                                                    [*]
               Wenvoe                                                   [*]
               Phase 1 Stations identified as "must have for launch"    [*]
               Other Phase 1 Stations                                   [*]
               All Phase 2 and Phase 3 Stations                         [*]

      subject to a maximum aggregate charge of [*] per day.

5.2   METHOD OF CALCULATING DAMAGES FOR PHASE 1
5.2.1 For those Phase 1 Stations which the parties have agreed and indicated in Schedule 1, Table 1 that the BBC "must have at launch", any delay in the issuance of an Acceptance Certificate in accordance with Clause
          2.7.5 by the BBC before the Phase 1 Launch Date will be deemed to prevent the launch of all Phase 1 Stations and CM shall pay to the BBC liquidated damages for those Stations as set out above.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

5.2.2 For those Phase 1 Stations which the parties have not agreed nor indicated in Schedule 1 Table 1 that the BBC "Must have at launch", any delay in the issuance of an Acceptance Certificate by the BBC before the Phase 1 Launch Date will be deemed to prevent the launch of that Station only, and CTI shall pay to the BBC Liquidated Damages at the rates set out against each Station as set out above for each day that the Launch Date for that Station is delayed.

5.3    METHOD OF CALCULATING DAMAGES FOR PHASES 2 AND 3

5.3.1 For those Stations included in Schedule 1 Table 1 for Phases 2 and 3, any delay in the issuance of an Acceptance Certificate in accordance with Clause 2.7.5 by the BBC, shall initiate the payment of Liquidated Damages by CTI for that Station, as set out above.

6.     TERMINATION

6.1 If the BBC chooses to terminate this Agreement at the agreed review point given in clause 12.2.1, the BBC will be liable to pay CTI on termination a charge which will be:

Where the BBC has committed to Phase 1 only:                [*]

Where the BBC has committed to Phases 1 and 2:              [*]

Where the BBC has committed to Phases 1, 2 and 3:           [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 3

                            PART I: CHANGE CONTROL

1.   INTRODUCTION

1.1 This Schedule defines the Change Control Procedure by which the parties will deal with all proposed changes to this Agreement. CTI and the BBC will discuss any proposed change, and the consequences, in good faith and within agreed timescales. Either party may raise with the other a requirement for a change to the Agreement, but only changes agreed with CTI and authorised in writing by the BBC may be executed.

2.   PRINCIPLES

2.1 Changes which are reasonably needed for CTI to comply with its fundamental obligations under this Agreement shall be undertaken by CTI within an agreed timescale and at its cost, unless CTI can adequately demonstrate, and the BBC agrees (such agreement not to be unreasonably withheld) that it would be unreasonable for CTI to bear the full cost of the necessary change.

2.2  The primary approach to change is two-fold:

     i) major change involving additional services will be managed within the Chance Control Procedure and the Charges varied accordingly

     ii) technological changes with the purpose of maintaining, enhancing or improving either the quality and efficiency or overall value for money of the Services will be managed under the Change Control Procedure. The onus will be on CTI to demonstrate innovative ways of financing such changes within the agreed Charges and to manage the consequences and risk of implementing such changes.

2.3 In principle, the primary areas of this Agreement and the Services that will be subject to change control are as follows:

     i)   requirements for additional Stations

     ii) technology refresh designed to improve the quality, efficiency and value for money of the Services

     iii) technology refresh which provides additional functionality not yet available, such as particular technical monitoring capabilities

     iv) enhancements or additions to the Services that represent additional features or service functionality

2.4 Changes that involve a variation (up or down) to the Charges will be established either:

     i) by reference to fixed charges already agreed, if any, between both parties, such as a fixed charge for additional Stations or transmitters

     ii) by use of an "open book" policy, where CTI will provide a reasonably detailed breakdown (in any format requested by the BBC) of the cost of any proposed change, which demonstrates that such costs have been minimised and that the change represents best value for money.

2.5 Any report requested from CTI by the BBC under paragraph 4.2 below which details the impact and costs of any change shall include, as a minimum, the following:

     i)   effects on performance

     ii)  any consequential effects of the change

     iii) potential for disruptions

     iv)  any appropriate contingency plans

3.   CHANGES PROPOSED BY CTI

3.1 If CTI proposes any changes to this Agreement, then CTI must submit to the BBC a document describing the suggested changes, and detailing:

     i) any impact the change would have on the timing for provision of any Services under this Agreement.

     ii) any impact the change would have on the Charges payable under this Agreement.

     iii) a description of the benefits that the change would make to the provision of the Services.

     iv) any other changes that would be required to any aspect of this Agreement if the change were implemented.

     v) any other matter or thing of which CTI is aware that would be relevant to deciding whether or not to implement the change.

3.2 Within 10 Business Days of receipt by the BBC of the document referred to in paragraph 3.1, the parties must commence discussions in good faith on the proposed change with a view to agreeing whether to amend this Agreement.

4    CHANGES PROPOSED BY THE BBC

4.1 The BBC may at any time propose changes to this Agreement. The BBC may require CTI to make any changes arising from a change to the BBC's Charter or DNH Agreement.

4.2 Within 20 Business Days of receipt of a notice from the BBC or other period as agreed between the parties proposing or requiring a change, CTI must submit to the BBC a document detailing the matters set out in paragraphs 3.1(i) to 3.1(v).

4.3 Within 10 Business Days of receipt by the BBC of the document referred to in paragraph 4.2, the parties must discuss in good faith the proposed or required change with a view to agreeing whether to amend this Agreement.

                  PART II: MANAGEMENT OF FORESEEABLE CHANGES

-------------------------------------------------------------------------------------
                Change
Change Area      Ref.        Specific Change         Details of Exposure         [*]
-------------------------------------------------------------------------------------
DISTRIBUTION     1A        SI insertion            [*]                           [*]
SYSTEM                     required other than
                           as defined in
                           Schedule 1I
-------------------------------------------------------------------------------------
                 1B        Modifications to        Delays and/or technology      [*]
                           distribution network    problems. Management
                           provided by BT          and performance of BT will
                                                   be exclusively CTI's
                                                   responsibility.
-------------------------------------------------------------------------------------
                 1C        Change of BBC           Ramifications of regional     [*]
                           Editorial Regional      boundary changes on
                           Boundaries              proposed distribution
                                                   network and SI collation.
                                                   CTI to make reasonable
                                                   endeavours in network
                                                   planning to minimise
                                                   additional costs.  This is
                                                   subject to BBC submitting
                                                   details of possible regional
                                                   changes PRIOR to network
                                                   design being finalised by
                                                   CTI.
-------------------------------------------------------------------------------------
TRANSMISSION     2A        Frequency Co-           Changes to network            [*]
SYSTEM                     ordination and          and/or transmission
                           Planning                systems made
-------------------------------------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

-------------------------------------------------------------------------------------
                Change
Change Area      Ref.    Specific Change          Details of Exposure            [*]
-------------------------------------------------------------------------------------
                                               necessary by the process
                                               of agreeing the frequency
                                               plan other than where a
                                               change of site is required.
-------------------------------------------------------------------------------------
                                               Changes to network                [*]
                                               and/or transmission
                                               systems made necessary
                                               by the process of agreeing
                                               the frequency plan where
                                               a change of site is
                                               required.
-------------------------------------------------------------------------------------
                2B      Cross-Carriage of      Risk of co-ordination with        [*]
                        SI                     other multiplex
                                               transmission service
                                               providers.
-------------------------------------------------------------------------------------
                2C      Fundamental            Changes to SI                     [*]
                        Changes to SI          implementation from the
                        Collation Strategy     system specified in CTI's
                        including Non-         Proposal but in
                        distributed            accordance with the D-
                        collation              Mux Group agreement.
                        and/or Non-DVB
                        compliant SI
                                               --------------------------------------
                                               Changes required by the
                                               BBC other than in
                                               accordance with the D-
                                               Mux Group agreement.
-------------------------------------------------------------------------------------
                2D      Changes to             Risk of additional changes        [*]
                        Analogue Network       to the analogue network
                                               over and above those
                                               required in Schedule 4:
                                               Analogue Changes.  CTI
                                               will absorb any minor
                                               costs where significant
                                               capital outlay is not
                                               required.
-------------------------------------------------------------------------------------
                2E      Frequency Offset       Risk of changes                   [*]
                                               associated with adoption
                                               or removal of frequency
                                               offsets.
-------------------------------------------------------------------------------------
                2F      Re-radiation of        Radiation of unwanted             [*]
                        Digital                signals caused by re-
                        transmissions by       radiation of adjacent
                        Analogue Relays        channel digital
                                               transmissions by analogue
                                               transposers.

                                               CTI will modify up to 20
                                               transposers where an
                                               interference problem is
                                               identified for [*] per
                                               transposer per annum.
                                               Beyond this number of
                                               transposers, the Change
                                               Control Procedure will
                                               determine the price.
-------------------------------------------------------------------------------------
                2G      DTG D-Book             Post-contract changes to          [*]
                        Changes                the D-Book which the BBC
                                               requires CTI to implement.
---------------------------------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 4

                        CHANGES TO THE ANALOGUE NETWORK

1.   TYPES OF CHANGE

1.1 The existing analogue television transmission network will need to be modified to permit the introduction of DTT. For any analogue station, these changes may include, but are not limited to:

     i) modification of the VSB response to permit adjacent channel DTT operation

     ii)   modification of the maximum ERP

     iii)  modification of the antenna parameters

     iv)   addition of a precision offset

     v)    frequency changes

     vi)   introduction of additional analogue transmissions

1.2  Other changes to the network may include:

     i)    construction and operation of new analogue transmitter sites

     ii)   modifications to ancillary services equipment

1.3 The required changes to the analogue network shall be derived from the information contained in Schedule 12 Appendix 4, and References 15, 16, 29 and 32 in Schedule 13. The changes proposed by CTI are summarised in Tables 1 and 2 below for information purposes only.

           Table 1: Analogue modifications at non-DTT stations as a result of Multiplex 1 (for information purposes only)

--------------------------------------------------------------------------
                                              Trpsr        New   RBL   New
Analogue                       DTT            Chan   ERP  Relay  Ant   Tx
Station           Landlord  Interferer  P.O.  Chnge  Inc   Stn   Mods  Ant
--------------------------------------------------------------------------
Arfon             NTL       PRS                             x
Ardnadam          CTI       BKH                       x                 x
Bargoed           CTI       WV           x
Barrow Town       CTI       LCR                                   x
Bath              CTI       BSK                x
Bronnant SH       CTI*      BY                              x
Carhampton        CTI       WV           x     x                        x
Cefn-Mawr         NTL       SC           x                  x
Chagford          CTI       CRL                                   x
Croeserw          NTL       HC           x
Cwmbran           NTL*      SDL                             x
Easter Compton    NTL       WV           x     x
Gilfach           CTI       WV           x
Glyncorrwg        NTL       HC                                    x
Greenhill         CTI       WV           x
--------------------------------------------------------------------------
High Keil         CTI       DIV                                   x
Ilfracombe        NTL       HC           x
Kewstoke          NTL       WV           x     x      x
Long Mountain     CTI       SC           x
Lydden            NTL       DOV                x
Pitlochry         CTI       SXJ                                   x
Ramsbottom        NTL       WRH                       x
Redcliff Bay      NTL       WV           x     x      x
Roadwater         CTI       WV           x
Woodcombe         CTI       WV           x     x      x                 x
--------------------------------------------------------------------------

   * Subject to confirmation

     Table 2: Analogue modifications at DTT stations as a result of Multiplex 1

                        (for information purposes only)

     -------------------------------------------------------
                                 Modify
                         Modify  Group   Precision  Replace
     Analogue Station     VSB    Delay    Offset     Drive
     -------------------------------------------------------
     Aberdare                      x
     Beacon Hill            x      x
     Bilsdale               x      x
     Black Hill                    x
     Blaenplwyf                    x
     Bressay                x      x
     Bristol I.C.           x      x
     Carmel                                  x
     Chatton                       x
     Chesterfield                  x
     Crystal Palace         x      x
     Darvel                 x      x
     Eitshal                       x
     Emley Moor                    x
     Fenham                 x      x
     Fenton                 x      x
     Guildford              x      x
     Hastings               x      x
     Hemel Hempstead               x
     Huntshaw Cross         x      x
     Keighley               x      x
     Kilvey Hill            x      x
     Knock More                    x
     Lancaster                     x
     Malvern                x      x
     Mendip                        x         x
     Midhurst                      x
     Oxford                                  x
     Pendle Forest          x      x
     Pontop Pike                             x
     Pontypool                               x
     Presely                       x         x
     Ridge Hill             x      x
     Rumster Forest                x
     Sandy Heath                             x
     Selkirk                       x
     Stockland Hill         x      x
     Sutton Coldfield              x         x
     Tacolneston                   x
     Torosay                       x
     Waltham                                 x
     Winter Hill                   x
     -------------------------------------------------------

2    REQUIREMENT

2.1  CTI shall design and carry out, or procure, the changes to:

     a) that part of the existing analogue network used for BBC services necessitated by the introduction of the BBC's digital multiplex

     b) that part of the existing analogue network used for third party services necessitated by the introduction of the BBC's digital multiplex

     c) that part of the existing analogue network used for BBC services necessitated by the introduction of third party digital multiplexes

2.2 The changes shall be made in accordance with the methodology outlined in 3 below, unless otherwise agreed between the parties.

2.3 For the avoidance of doubt the changes outlined in (a) and (b) above shall be carried out with the BBC's consent and charged in accordance with this Agreement. The changes outlined in (c) above shall be carried out under the Analogue Contract at the relevant third party multiplex operator's cost. Any charge made shall include a one-off payment for the ongoing operation and maintenance of any new equipment supplied under the requirements of 2.1 above.

2.4 Without prejudice to Clause 2.6.3, CTI shall comply with whatever changes are required by the Radiocommunications Agency and the Department of Culture, Media & Sport when national approval is granted.

2.5 In addition, CTI shall work with and comply with the timetable of the organisation charged by the multiplex operators for ensuring that interference to domestic reception of analogue TV is rectified. The approach adopted will fall within the ITC regulation described in Reference 14.

3    [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 7

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 8

     [*]

     [*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     [*]

     [*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 5
                           TRANSMISSION REQUIREMENTS

1    GENERAL

1.1 The DTT Transmission Service shall comply with all applicable laws, regulations, industry standards and codes of practice. CTI shall be liable for the cost implications of complying with any changes arising from amendments to existing, or new, laws, regulations etc.

2    BBC INTERNAL DTT ARCHITECTURE

2.1  Introduction

2.1.1 The BBC will distribute programmes to a number of its studio centres around the UK, and will install and operate equipment at those centres to assemble the national-regional and English-regional DTT multiplexes. The centres involved are set out in Schedule 7. The BBC reserves the right to vary the number and location of such studio centres from time to time, and CTI shall provide sufficient flexibility in its network design to accommodate such changes with minimal dislocation and associated additional costs.

2.2  National Regions

2.2.1 Coding and multiplexing equipment will be installed by the BBC in the national-regional studio centres at Glasgow, Belfast, and Cardiff. Such equipment will also be installed by the BBC at the English regional studio centre in TV Centre, London. The programme services with the addition of SI describing the BBC multiplex services will be re-multiplexed into DTT format. CTI shall send the resulting signal from the national-regional studio centres to the relevant Stations where it shall be re-multiplexed by CTI to insert the SI of the other multiplex operators which is to be cross-carried within the BBC multiplex, and modulated using the DVB-Terrestrial Specification (Reference 6).

2.3  English Regions

2.3.1 The BBC will also install coding and multiplexing equipment at 11 English-regional studio centres (including London) to allow local opt-outs to be generated. This will allow the BBC to meet the requirements of the Broadcasting Act to simulcast analogue services on DTT. The programme services including the SI of the BBC English-regional multiplexes will then be multiplexed into DTT format. The English-regional studio centres will act in a similar way to the national-regional studio centres.

2.3.2 CTI shall send the resulting signal from the English-regional studio centres to the relevant Stations where it shall be re-multiplexed by CTI to insert the SI of the other multiplex operators which is to be cross-carried within the BBC multiplex, and modulated as set out in Reference 6.

2.3.3 The stations for both the national and English-regional variants of the BBC multiplex are shown in Schedule 1

3    OVERVIEW OF DTT TRANSMISSION SERVICE

3.1 The DTT Transmission Service shall be provided using a network of terrestrial stations installed, maintained and operated by CTI. The BBC will not contribute directly to the capital cost of this network or the cost of maintaining the network.

3.2  The DTT Transmission Service is made up of the following elements:

     . The design, configuration, supply, installation, maintenance and operation of all digital transmission equipment and associated equipment at Stations (see Section 4, below).

     . The design, supply, installation, maintenance and operation of the links to enable distribution of the BBC multiplexed signal from the BBC's national-regional and English-regional studio centres to Stations (see
       Section 5, below).

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     . The supply, installation, maintenance and operation of MPEG-2 multiplexing equipment, to enable configuration of the BBC multiplex at key Stations (see Section 6, below).

     . Modification, as appropriate, to the transmission characteristics of the existing analogue transmitters to permit the introduction of the digital television multiplex and the simultaneous transmission of analogue services. Changes to the analogue transmission network shall be undertaken in conjunction with the operator of the analogue services, as set out in Schedule 4.

     . Liaison and co-ordination with other multiplex and transmitter network operators, and receiver manufacturers, to ensure that the BBC's signals can be satisfactorily received and displayed. In particular, this will require working with other multiplex operators to ensure that SI, EPG and CA data that the BBC may wish to broadcast are correctly inserted into the multiplex. CTI shall ensure that the equipment employed has the flexibility to support such SI, EPG and CA requirements (which may be added at a later date). To facilitate this, the BBC will endeavor to reach agreement with other multiplex operators and licensing authorities about the format and technical requirements of SI, EPG and CA.

3.3 CTI shall assume end-to-end responsibility for the provision of the service from BBC national-regional and English-regional studio centre interface to transmission from Stations, and shall ensure that the design, implementation and operation of each service component is consistent with the overall design. Although CTI's responsibilities do not extend to the receipt of signals at receivers, CTI shall assist the BBC in resolving viewers problems on a reasonable endeavours basis.

3.4 The arrangements for rectification of any interference caused by the BBC DTT multiplex to analogue domestic reception comprises two parts; changes at Stations (covered in Schedule 4), and changes at domestic receiving locations. The latter will form part of a separate contract and is not covered in this Agreement. However, CTI shall provide Station changes in co-ordination with the agreed industry timetable for changes to domestic receivers set out in that separate contract.

4.   TRANSMISSION

4.1 CTI shall design, supply, install and operate facilities to radiate the BBC's multiplex in accordance with:

     .  the CTI Technical Specification for each Station as listed in Schedule
        12.

     . the subset of transmission characteristics defined in Reference 6 as 2k system, 1/32 guard interval, 64 QAM model, with FEC-2/3 and Reed Solomon defined by RS (204, 188, t=8).

     .  ITC UK DTT Frequency Plan (Reference 1)

     .  DTG Interoperability requirements (Reference 7)

4.2 CTI shall use all reasonable endeavours to minimise the impact of changes in the transmission characteristics as a result of international co-ordination.

4.3 CTI shall take responsibility for obtaining such access to sites and/or masts owned by other parties as it requires in order to provide the Services.

4.4 The main feed at each Station shall contain the correct BBC Regional Programming. In relation to national regional programming, reserve feeds for the Stations must also contain the correct national-regional variant of the BBC multiplex. In relation to English-regional programming, at Operational Priority Stations (as shown in Schedule 1) the reserve feed must carry the correct English regional variant. At non-priority Stations CTI may use an incorrect English-regional variant for reserve purposes only where this gives a substantial and identificable technical or economic benefit to the BBC. Such use of an incorrect English-regional variant as a reserve feed will require prior agreement with the BBC.

5.   DISTRIBUTION LINKS FROM THE BBC'S STUDIO CENTRES

5.1 CTI shall design, supply, install and operate or procure distribution links from the agreed BBC-CTI interface at the BBC's studio centres to the Phase 1 Stations covered in Schedule 1 and, if relevant, the subsequent Stations. Access to BBC studio centres for this purpose will be pursuant to the site sharing agreement shown in Schedule 10.

5.2  The key points of the overall architecture for BBC's DTT service are:


[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     . Each DTT national-regional multiplex will be available at a network termination point at the appropriate studio centre in the national region. That is, BBC Scotland at Broadcasting House, Glasgow, BBC Northern Ireland at Broadcasting House, Belfast and BBC Wales at Broadcasting House, Cardiff.

     . The English-regional multiplexes for the English regions will be available at the relevant BBC studio centre.

5.3 At Operational Priority Stations a single point of failure between the main and reserve feeds should be avoided as far as is reasonably practicable. For reasons of Rights protection, CTI shall ensure that any terrestrial or satellite circuits used only for the primary distribution of services cannot be used to feed domestic installations outside the UK or to feed national-regional variants outside the relevant national-region. However, if a closed, low-power or proprietary system is used, the services may not need to be scrambled; any use of such an approach by CTI will require the prior agreement of the BBC.

6    MULTIPLEXING REQUIREMENTS

6.1  General

6.1.1 Subject to Sections 6.1 and 6.2 below, CTI shall design, procure, supply, install and operate suitable equipment to multiplex additional data into the MPEG data stream for radiation at each Station for cross-carriage of DVB SI.

6.1.2 No other recoding or remultiplexing of the DTT MPEG transport stream provided by the BBC shall be performed by CTI, without the prior written approval of the BBC.

6.2  Service Information (SI)

6.2.1 The SI referring to the BBC multiplex and inserted in the BBC multiplex shall remain correct in the event of a reserve feed for the BBC multiplex being selected. It is desirable that the SI referring to the BBC multiplex and offered to other multiplex operators also remains correct in the event of a reserve feed for the BBC multiplex being selected. Similarly, it is desirable that the SI referring to other multiplexes and inserted in the BBC multiplex accurately reflects the actual status of the services radiated on the other multiplexes. CTI shall comply with the SI insertion points identified in Schedule 1.

6.2.2 Should central collation of SI be chosen by the D-Mux group, and agreed by the BBC, remultiplexing equipment will be retained at the Station where SI is required to be inserted. The specification for this remultiplexing equipment, and the format in which the SI (or data from which SI is derived) is provided, will be dependent on the central collator system that is chosen.

6.3  Electronic Programme Guide (EPG) and Conditional Access (CA) data

6.3.1 The BBC will endeavour to reach agreement with any of the other multiplex operators which intend to carry an EPG and CA as part of their terrestrial multiplex. Although the insertion, carriage and cross carriage of EPG and CA data is outside the scope of this agreement, CTI shall assist in this process by providing the ability for appropriate data insertion and extraction to be carried out by the BBC or its agents, including a reasonable right of access to CTI buildings and/or items of infrastructure. In addition, CTI shall provide a design sufficiently flexible to accommodate the above requirements with minimal disruption and associated additional costs.

7    INDUSTRY LIAISON

7.1 CTI shall participate in relevant industry organisations and act on the BBC's behalf to ensure a co-ordinated approach to the introduction of DTT, and that the maximum compatibility is achieved between the signals radiated on each multiplex.

7.2 In particular CTI shall liaise with other multiplex service providers, operators and receiver manufacturers to assist the BBC in ensuring that the SI, EPG and CA information can be cross-carried and that the BBC's DTT services remain accessible by all DVB-T compliant receivers.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 6

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     confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.


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     and Exchange Commission separately.

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           confidential treatment. The omitted text has been filed with the
           Securities and Exchange Commission separately.

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     and Exchange Commission separately.


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      Securities and Exchange Commission separately.

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     and Exchange Commission separately.

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      confidential treatment. The omitted text has been filed with the
      Securities and Exchange Commission separately.

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     confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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     confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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     confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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     and Exchange Commission separately.

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     and Exchange Commission separately.

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     confidential treatment. The omitted text has been filed with the Securities and Exchange Commission seperately

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     confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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     confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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     confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

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                                  SCHEDULE 7

                            INTERFACE SPECIFICATION

1    SIGNAL FORMATS

1.1 The signals at the network termination point at the Studio Centres in the BBC will comprise multi-programme MPEG transport streams coded and formatted in accordance with the ETSI/DVB and ISO/IEC standards as they stand at the date of this Agreement, these being:

     .    Reference 17

     .    Reference 18

     .    Reference 19

     .    Reference 21

1.2 In addition to coded and compressed video, audio and data, the transport streams will include DVB SI, coded and formatted in accordance with the relevant ETSI/DVB and ISO/IEC standards which apply from time to time, which as at the date of this Agreement are:

     .    Reference 7

     .    Reference 9

     .    Reference 10

     .    Reference 11

     .    Reference 13

     .    Reference 22

1.3 Any DVB subtitling included in Data will be coded and formatted in accordance with Reference 25.

1.4 Any DVB Teletext included in Data will be coded and formatted in accordance with Reference 30.

1.5 Any data services included in Data will be coded and formatted in accordance with the relevant ETSI/DVB and ISO/IEC standards which apply from time to time, which as at the date of this Agreement are under development in the DVB Technical Module.

1.6 Although the Data will initially be supplied by the BBC unscrarnbled, at some time in the future the video/audio/data conveyed within these Data may be scrambled in accordance with Reference 23.

2    TRANSPORT STREAM BIT-RATE

2.1 The transport stream bit-rate provided by the BBC at each regional studio centre shall be less than or equal to 24.000 Mbits/s of which an agreed minimum of number kbits/s will be in the form of null packets.

2.2 No constraints shall be made by CTI on the BBC regarding the particular temporal distribution of these null packets.

3    BBC FEED ARCHITECTURE

3.1 At each regional studio centre the BBC intends to use duplicated MPEG-2 multiplexers in a 1+1 redundant configuration.

3.2 The appropriate multiplexer output will be selected under automatic control using downstream 2:1 coaxial switches.

3.3 Duplicate feeds of the selected output transport stream will therefore be provided in DVB-ASI byte mode form from these managed switches. The DVB-ASI transport stream physical interface is defined in Reference 24.

3.4 The contractual boundary at each studio centre will be the outputs of these managed switches.

3.5 The BBC will provide CTI with accommodation and power in accordance with the site sharing agreement in Schedule 10.

3.6  The sources of regional multiplexes are as follows:

               ---------------------------------------------
               REGION              STUDIO CENTRE
               ---------------------------------------------
               East (E)            Norwich
               ---------------------------------------------
               East Midlands       Nottingham
               ---------------------------------------------
               Midlands            Birmingham
               ---------------------------------------------
               North (N)           Leeds
               ---------------------------------------------
               North East (NE)     Newcastle
               ---------------------------------------------
               North West (NW)     Manchester
               ---------------------------------------------
               South (S)           Southampton
               ---------------------------------------------
               South East (SE)     Television Centre, London
               ---------------------------------------------
               South West (SW)     Plymouth
               ---------------------------------------------
               West (W)            Bristol
               ---------------------------------------------
               West Anglia         Cambridge
               ---------------------------------------------
               Northern Ireland    Belfast
               ---------------------------------------------
               Scotland            Glasgow
               ---------------------------------------------
               Wales               Cardiff
               ---------------------------------------------

                                       2
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                                  SCHEDULE 8

                             OPERATIONAL SERVICES

1    SERVICE LEVEL AGREEMENT

1.1 It is intended that the day-to-day administration of this Agreement be the subject of a formal service level agreement (SLA) between CTI and the BBC. The SLA will be jointly developed by the BBC and CTI during the first six months of this Agreement, and the BBC and CTI agree to progress this in a timely fashion and in good faith.

1.2 The operational service requirements described in the subsequent paragraphs will form the basis of the SLA, and shall apply until the SLA has been completed and agreed.

2    MONITORING SERVICES

2.1  General
2.1.1 CTI shall operate the DTT Transmission Service in such a way as to comply with the technical parameters set out in Table I for each Station, 24 hours a day.

2.1.2 CTI shall maintain and enhance its existing network of TV dealer contacts who are used to collate information on the quality of BBC TV reception, and report annually on its status.

2.2  Process

2.2.1     Continuous

2.2.1.1 CTI are responsible for the quality of the DTT signal from the Interface to the point of radiation from the transmit antenna at each Station. CTI shall continuously monitor the signal at points throughout the distribution system in order to confirm that the signal meets the parameters set out in Table 1 relevant to the monitoring point. If the signal fails to meet those parameters, CTI shall ensure that the monitoring equipment normally alerts the TOC via the primary communications link within 120 seconds of the failure commencing. Should the primary communications link fail, CTI shall ensure that the monitoring equipment alerts the TOC via a back-up communications link within 300 seconds of the failure commencing.

2.2.1.2   The parameters monitored continuously shall include:

     i) the integrity and decodability of the MPEG transport stream received at the Interface

     ii)  the integrity and decodability of the broadcast MPEG transport stream

     iii) transmitter power (and therefore, indirectly, effective radiated power)

     iv)  equivalent loss of noise margin (see Note 1 below)

     v)   SI integrity

2.2.1.3 The monitoring provided by CTI shall be sufficient to identify that a failure has occurred, and the part of the Transmission Network at fault. Transport Stream monitoring shall be in accordance with Reference 33.

2.2.1.4 CTI and the BBC recognise that the monitoring regime will change over the life of this Agreement as measurement requirements change, and new techniques and equipment become available. CTI shall ensure that all monitoring is carried out in line with best industry practice, subject to a joint annual review by the BBC and CTI of the list of parameters to be monitored, the effectiveness of the monitoring and the mechanisms by which the monitoring takes place.

2.2.1.5 CTI and the BBC agree that the asterisked numbers in the algorithm set out in Appendix 1 will be reviewed in accordance with the impact of transient errored seconds on the viewer. Such review may require use of different parameters.

2.2.1.6 CTI shall procure test equipment to permit measurement of all parameters on a non-intrusive basis as soon as reasonably practicable, the type and quantity and timing of the acquisition of such test equipment to be reviewed and agreed at the joint annual review.

2.2.1.7 CTI are not responsible for validating the editorial content of the MPEG transport stream received at the Interface.

2.2.1.8 Faults not detected by the CTI monitoring system, but reported by BBC staff, CTI staff or third parties and notified to CTI will be investigated by CTI. Confirmed faults will be treated as Incidents for the purposes of this Agreement. Incidents detected in such a way will be deemed to have started at the time reported, unless evidence of an earlier start time can be established by the BBC or CTI. CTI shall keep full records of, and report at least annually on, the number of Incidents detected in this way. If the BBC considers that the number of faults which go undetected by the CTI monitoring system is significant, CTI shall take all reasonable steps to remedy the deficiency at its own cost.

     Note 1

     While this Agreement requires the measurement of the equivalent loss of noise margin or an agreed replacement parameter on a continuous basis, the BBC recognise that the state of technology pertaining at the time of commencement of the Agreement does not permit this. Subject to the periodic review of measuring equipment referred to in paragraph 2.2.1.6, the BBC will agree to a temporary relaxation whereby the equivalent loss of noise margin will be evaluated during the periodic tests described in paragraph 2.2.2.1or at other times by mutual agreement, following the procedure described in Note 6 to Schedule 6, Part 2.

2.2.2     Periodic
2.2.2.1 CTI shall measure the parameters and confirm the correct operation of every DTT transmitter system at least once per year. The tests shall also cover the correct performance, operation and selection of reserve equipment where installed. The results of these tests and measurements shall be made available to the BBC on request. CTI shall maintain sufficient books and records to ensure this information can be obtained and shall retain records of such information for the duration of this Agreement, or in the case of a dispute, for such a greater length of time as is necessary to resolve it. Any interruptions to service required to make these measurements will be Accountable Incidents unless otherwise agreed.

2.2.2.2   Parameters checked shall include, but not be limited to:

     i) the group-delay variation across the DTT signal bandwidth (see Note 2 below)

     ii)  the out-of-band emission of the DTT signal

     iii) the out-of-band emission of analogue signals which are co-channel with the DTT signal, arising as a result of analogue signals which are adjacent channel to the DTT signal

     iv)  centre frequency

     v) general compliance with the WT Act licence conditions in accordance with best industry practice

     Note 2

     Until such time as this measurement can be made non-intrusively, the group delay will be inferred by measuring the amplitude response across the DTT signal bandwidth. If the amplitude response indicates that there may be a group delay problem, then the BBC will require the intrusive group-delay measurement to be made. The interruption required to make this measurement will be accountable, unless the group delay variation subsequently proves to be in specification.

2.2.3     Ad Hoc
2.2.3.1 In addition to the periodic measurements described above, the BBC will make random checks of all material aspects of transmitter performance. In the first instance, the measurements will be made off-site. If the measurements indicate that it is likely that a transmitter is failing to meet the performance or other criteria, the BBC may require CTI to demonstrate the performance of that transmitter to the satisfaction of the BBC within five working days of the BBC giving notice to CTI. The tests included in this process will be at the discretion of the BBC, and may be more extensive than those required by paragraph 2.2.2.2 above. CTI will co-operate with this process by providing access to the relevant Station and suitable test equipment free-of-charge. The BBC reserves the right to also make the measurements using its own test equipment. Any interruptions to service required to make Ad-hoc measurements under this clause will be Accountable Incidents unless CTI are subsequently exonerated.

2.2.4     Auditing
2.2.4.1 The BBC may require CTI to disclose, free-of-charge to the BBC, other Station-specific information pertinent to this Agreement for correlation with Incident reports and for general auditing purposes. Such information may include, but not be limited to WT Act licence details, telemetry data, and auditable information which can confirm the correct operation of a Station over an extended period. CTI shall maintain sufficient books and records to ensure this information can be obtained and shall retain records of such information for the duration of this Agreement, or in the case of a dispute, for such a greater length of time as is necessary to resolve it. The BBC accept that raw (unprocessed) status data will only be automatically retained for a period of 30 days due to its volume.

2.3  Standards
2.3.1     Performance Classification
2.3.1.1   Performance limits are defined as follows:

     Operating Limits  The Performance Standards expected from a Station under normal operating conditions.

     Failure Limits    The Performance Standards at which a significant number
                       of viewers with satisfactory receiving installations who normally receive a service from a Station would not receive a useable signal.

2.3.2     Measurements

2.3.2.1 Measurements undertaken by CTI shall be carried out with the test equipment listed in Table 1, and using techniques agreed with the BBC. All such test equipment must have a current certificate of calibration, and documentary evidence of this fact must be recorded with measurement results. Any changes to the methods of measurement or type of test equipment employed by CTI must be agreed with the BBC in advance.

2.3.3     [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.
          .....................................................................

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

3.[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

3.1.5     Logging Requirements

3.1.5.1. CTI shall record the following information for every Station as part of the continuous monitoring process outlined in paragraph 2.2.1.:


          i)   the date, time and duration in whole seconds of Accountable
               Incidents

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.
                                       6

          ii) the date, time and duration in whole seconds of Non-accountable Incidents

3.1.6     Reportable Incidents
3.1.6.1   All Incidents are Reportable.

3.2  Operational
3.2.1     General
3.2.1.1 CTI will notify the BBC as soon as reasonably possible upon becoming aware of a Reportable Incident. Where practicable, CTI will also inform the BBC of the likely duration of the Reportable Incident, and the steps being taken to rectify it.

3.2.1.2 The detailed Incident reporting procedure will comprise part of the SLA, but it will be based on the following summary requirements.

3.2.2     Relationships
3.2.2.1 Routine operational business will be conducted on a day-to-day basis between the BBC and CTI nominated operational points-of-contact, copying information to the relevant contractual representatives as necessary. If a dispute arises, it should be escalated to the nominated contractual representatives of the parties.

3.2.3     Incident Reports
3.2.3.1   General
3.2.3.1.1 Incident reports will only be initiated for Incidents lasting 60 seconds or more.
3.2.3.1.2 The Incident reporting procedure will vary depending on the severity of the Incident, and the type of Station affected. An indication of the BBC's initial reporting requirements is given in Table 2 below. Both the BBC and CTI recognise that these requirements may need to be modified in the light of operational experience, and so the reporting mechanism will be subject to a joint annual review.

     Table 2

                                       OPERATIONAL PRIORITY STATIONS             OTHER STATIONS
                                   ----------------------------------------------------------------------
REPORT TYPE                              1        2        3                 1         2        3
---------------------------------------------------------------------------------------------------------
INCIDENT TYPE
---------------------------------------------------------------------------------------------------------
Failure to transmit the multiplex       X                                               X
---------------------------------------------------------------------------------------------------------
Transmission of Wrong Programme         X                                               X
---------------------------------------------------------------------------------------------------------
Failure to transmit a decodable         X                                               X
 multiplex
---------------------------------------------------------------------------------------------------------
RF parameters below failure limit       X                                               X
---------------------------------------------------------------------------------------------------------
Unavailable ES above failure limit      X                                               X
---------------------------------------------------------------------------------------------------------
Radiated COFDM BER above failure        X                                               X
 limit
---------------------------------------------------------------------------------------------------------
Transport stream invalid                X                                               X
---------------------------------------------------------------------------------------------------------
Failure to transmit the SI                        X                                     X
---------------------------------------------------------------------------------------------------------
Failure to transmit other component               X                                     X
 part(s)
---------------------------------------------------------------------------------------------------------
RF parameters below operating limit               X                                     X
---------------------------------------------------------------------------------------------------------
COFDM BER above operating limit                   X                                     X
---------------------------------------------------------------------------------------------------------

3.2.3.2    Report Type 1

3.2.3.2.1 A telephone report summarising the nature of the Incident shall be made by the CTI Operational Point-of-Contact to the BBC Operational Point-of-Contact within 5 minutes of the Incident being reported manually or electronically to the TOC, and again within 5 minutes of the end of the Incident. A written report shall be issued by the CTI operational point-of-contact to the BBC Operational Point-of-Contact and the BBC Representative within 10 minutes of end of the Incident.

3.2.3.3    Report Type 2
3.2.3.3.1 A written report shall be issued by the CTI operational point-of-contact to the BBC Operational Point-of-Contact and the BBC Representative within 10 minutes of the Incident being reported manually or electronically to the TOC, and within 10 minutes of the end of the Incident.

3.2.3.4    Report Type 3
3.2.3.4.1 The Incident details shall be included in the monthly contractual report.

3.2.4      Planned Interruptions
3.2.4.1 CTI shall issue a calendar of Planned Interruptions proposed for the succeeding 12 months on a monthly basis to the BBC Operational Point-of-Contact, and copied to the BBC Representative.

3.2.4.2 Actual requests for BBC agreement to Planned Interruptions shall be made by CTI as far in advance as possible, and in any case not less than 14 days in advance of the commencement date requested for the work.

3.2.4.3 Exceptionally, CM may need to request BBC agreement to a Planned Interruption with less than 14 days' notice. The BBC will use reasonable endeavours to consider such requests, but does not guarantee to do so. Significant levels of short-notice Planned Interruptions will invoke the escalation procedures.

3.2.4.4 Text-based confirmation of agreed Planned Interruptions shall be issued by the CTI operational point-of-contact to the BBC Operational Point-of-Contact, and copied to the BBC Representative both at the time of the planning and at the time the work is scheduled to take place.

3.3  Contractual
3.3.1      General
3.3.1.1 The detailed Contract reporting procedure will comprise part of the SLA, but it will be based on the following summary requirements:

3.3.2      Relationships
3.3.2.1 Routine contractual business will be conducted between the BBC and CTI nominated contractual representatives.

3.3.3      Performance Reporting
3.3.3.1 A Contractual report shall be sent by CTI to the BBC Representative on or before the 10th of each calendar month. The exact format of the report will be defined during the first six months of this Agreement, but will cover the following points as a minimum:

3.3.3.2    For the previous month

     i)    Unweighted Accountable performance by transmission.

     ii)   Unweighted. Non-accountable performance by transmission.

     iii)  Weighted Accountable performance by transmission.

     iv)   Weighted Non-accountable performance by transmission.

     v)    Response time performance against target for Stations in

     vi)   Table 3.

     vii)  Response time performance against target for other Stations.

     viii) Commentary expanding on significant variances from the target.

3.3.3.3    For the previous six months

     i)    Average unweighted Accountable performance by transmission.

     ii)   Average unweighted Non-accountable performance by transmission.

     iii)  Average weighted Accountable performance by transmission.

     iv)   Average weighted Non-accountable performance by transmission.

     v)    Service Credits incurred in the month of the report.

3.3.4      Meetings
3.3.4.1 The BBC and CTI Contract Representatives shall meet monthly, or less frequently by mutual agreement, to undertake a contract performance review.

3.4  Information Access
3.4.1 CTI will provide an on-line data service. CTI are also to maintain an up-to-date database containing all Reportable Incident details. Such details will be maintained for at least the term of this Agreement. The BBC shall be given on-line access to this database by CTI from two separate locations to enable it to check the accuracy of fault reporting, and for ad-hoc performance enquiries.

3.4.2      The database shall contain as a minimum for each Station:

     i)    technical details

     ii)   transmitter maintenance team identity

     iii)  all Incident reports as issued to the BBC

     iv)   Incident dates and durations

     v)    Incident details

     vi)   Incident response time

     vii)  current availability figure on a monthly basis

     viii) historical availability figures on a monthly basis

     ix)   service message archive

3.4.3 The BBC requires CTI to provide a customised database Graphical User Inter-face (GUI) which will permit the production of ad-hoc enquiry reports by the BBC in real time. It is intended that the design of this GUI will be finalised by agreement between the parties during the first six months of this Agreement, and the BBC and CTI agree to progress this in a timely fashion and in good faith.

4    PUBLIC ACCOUNTABILITY SERVICES
4.1  VIEWER COMPLAINTS
4.1.1 If CTI receives complaints from members of the public about problems with receiving the BBC multiplex or otherwise relating to the BBC's programmes, it shall not make comment but refer all such members of the public to the appropriate BBC Customer Services department. CTI shall only discuss problems with its network of dealer contacts referred to in 2.1.2 above.

5    PERFORMANCE MEASURES [*]
[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.
          ....................................................................

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     [*]

     [*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 9

                       FORM OF PARENT COMPANY GUARANTEE

THIS GUARANTEE is made the 10th day of February 1998 BETWEEN:

(1) CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD whose registered office is at Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN (the "GUARANTOR"); and

(2) THE BRITISH BROADCASTING CORPORATION, a corporation incorporated under Royal Charter, whose principal office is at Broadcasting House, Portland Place, London W1A 1AA (the "BBC").

WHEREAS

(A) By an agreement of even date between the BBC and CTI, CTI has agreed to provide certain transmission and related services to the BBC (the "TRANSMISSION AGREEMENT").

(B) CTI is a wholly owned subsidiary company of the Guarantor as defined in the Companies Act 1985.

(C) The Guarantor has agreed to guarantee (upon and subject to the terms set out in this Guarantee) the due performance and observance by CTI of all its obligations under the Transmission Agreement.

     IN CONSIDERATION of the BBC having agreed to enter into the Transmission Agreement, it is hereby agreed as follows:

1    DEFINITIONS

     In this Guarantee terms and expressions defined in the Transmission Agreement shall, save where the context otherwise requires, have the same meanings herein.

2    GUARANTEE OF PERFORMANCE
2.1 The Guarantor hereby unconditionally and irrevocably guarantees to the BBC the due and punctual performance and observance by CTI of all the obligations of CTI under and pursuant to the Transmission Agreement and agrees to indemnify the BBC on an after-tax basis against all losses, liabilities, costs, charges, expenses, actions, proceedings, claims and demands which the BBC may suffer through or arising from any breach by CTI of its obligations under and pursuant to the Transmission Agreement. Without prejudice to the provisions of clause 3 of this Guarantee, the amount which the BBC shall be entitled to recover from the Guarantor hereunder in respect of or arising from any breach or default by CTI in the performance of its obligations or liabilities under or pursuant to the Transmission Agreement shall not exceed the amount for which CTI itself is or would be liable in respect of such breach or default, save that the foregoing limitation does not apply in respect of costs and expenses incurred by the BBC in enforcing the Guarantor's obligations under this Guarantee.

2.2 If and whenever CTI defaults for any reason whatsoever in the performance of any obligation or liability undertaken or expressed to be undertaken by it under or pursuant to the Transmission Agreement, the Guarantor shall upon demand perform (or procure performance of) and satisfy (or procure the satisfaction of) the obligation or liability in regard to which such default has been made in the manner prescribed in the Transmission Agreement and so that the same benefits shall be conferred on the BBC as it would have received if such obligation or liability had been duly performed and satisfied by CTI.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

3      PRIMARY OBLIGATION

3.1 The Guarantor is deemed to be a principal debtor in respect of its obligations under this Guarantee and not merely a surety and accordingly shall not be discharged nor shall its liability be affected by any act, omission or means whereby it would not have been discharged or its liability would not have been affected if it had been a principal debtor.

3.2    The BBC shall not be obliged, before enforcing this Guarantee, to have:

3.2.1     taken any action or proceedings against CTI; or

3.2.2     obtained any judgment against CTI; or

3.2.3 proven in any winding-up of CTI or agreed with CTI (or any administrator, liquidator, receiver or similar person) the amount of any liability of CTI to the BBC; or

3.2.4 enforced any other security held by it in respect of the obligation of CTI under the Transmission Agreement; or

3.2.5 exercised, levied or enforced any distress, diligence or other process of execution against CTI.

3.3 This Guarantee shall be in addition to, and not in substitution for, any rights or remedies that the BBC may have against CTI arising under or in respect of the Transmission Agreement or otherwise and may be enforced without first having recourse to any such rights.

3.4 The liability of the Guarantor under this Guarantee shall not be diminished by any matter (including without limitation any amendment to or variation of the Transmission Agreement, or any assignment of this Guarantee or any administration or winding-up order) that might restrict the ability of the BBC to bring any action or proceedings against CTI

4      CONTINUING GUARANTEE

4.1 This Guarantee shall be a continuing guarantee and shall continue in force and effect irrespective of the enforceability of any other provision of the Transmission Agreement.

4.2 Neither the winding-up, liquidation, dissolution, bankruptcy or any other disability, limitation, incapacity, event or circumstance in relation to the Guarantor or CTI nor any change in their respective certificates of incorporation, memorandum and articles of association, status, function, control or ownership shall terminate the liability under this Guarantee.

4.3 This Guarantee shall terminate when all obligations to be performed or discharged by CTI under the Transmission Agreement have been irrevocably performed or discharged.

4.4 This Guarantee is in addition to and without prejudice to and not in substitution for or derogation of any other rights or security held by the BBC or any person for whose benefit this Guarantee is given in respect of the performance and observance of the obligations of CTI under the Transmission Agreement and shall extend to any costs, charges and expenses reasonably incurred by the BBC in enforcing or seeking to enforce this Guarantee.

5      REPRESENTATIONS AND WARRANTIES

       The Guarantor hereby represents and warrants to the BBC that:
5.1    it has audited assets of more than (Pounds)100 million;

5.2 it has the power to enter into, perform and comply with all of its obligations under this Guarantee;

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

5.3 the execution and performance of this Guarantee does not breach its constitutional documents or any agreement by which it is bound;

5.4 this Guarantee has been duly authorised by it and all necessary consents and authorisations required by it in relation to this Guarantee have been obtained and are in force; and

5.5 all other actions, conditions and things required to be taken, fulfilled and done in order to enable it lawfully to enter into and exercise its rights and perform and comply with its obligations under this Guarantee, have been taken, fulfilled and done.

6     ASSIGNMENT AND SUCCESSORS

6.1 The BBC shall be entitled to assign the benefit of this Guarantee to any firm, person or company to whom or to which the BBC shall make an assignment of its interest under the Transmission Agreement.

6.2 The Guarantor shall not assign or otherwise transfer, dispose of or part with any of its rights or obligations under this Guarantee to any person or deal in any other manner with this Guarantee without the prior written consent of the BBC, such consent not to be unreasonably withheld. Any purported assignment in violation of this sub-clause 6.2 shall be ineffective.

7     JURISDICTION

7.1 Other than as set out above this Guarantee will be governed by and construed and interpreted in accordance with English law, and the parties will be subject to the non-exclusive jurisdiction of the English courts.

8     NOTICES

8.1 Any notice to be served by either party shall be in writing and shall be sent to the following addresses:

      GUARANTOR   The Company Secretary
         Castle Transmission Services (Holdings) Ltd
         Warwick Technology Park
         Gallows Hill
         Heathcote Lane
         Warwick CV34 6TN

      BBC         Director, Policy and Planning
         British Broadcasting Corporation
         Broadcasting House
         London W1A 1AA
         Fax No. 0171 436 0393

8.2 Any notice, invoice or other document which may be given by either party under this Guarantee will be deemed to have been duly given if left at or sent by post (whether by letter or, where the parties agree in writing, in any other form) or facsimile transmission to the address set out above or to any other address notified to each other in writing in accordance with this clause as an address to which notices, invoices and other documents may be sent. Any such communication will be deemed to have been made to the other party:

8.2.1     if sent by hand, when delivered;

8.2.2 if sent by post, 72 hours after the envelope containing such notice was posted; or

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

8.2.3 if sent by facsimile, when the transmission of the facsimile is confirmed delivered complete (if delivered on a business day) or if not at 9.30 a.m. (British Standard Time) on the next business day.

For the purposes of this Clause business day means 9 a.m. to 5 p.m. Monday to Friday every week of the year except for English public and bank holidays. It is further agreed that notices sent by facsimile will also be confirmed by sending a signed copy by post, the copy to be posted within 24 hours of sending of the facsimile.

IN WITNESS whereof this document has been executed as a Deed the day and year first before written.


The COMMON SEAL of CASTLE
TRANSMISSION SERVICES
(HOLDINGS) LTD was hereunto affixed
in the presence of:

Director

Secretary

The COMMON SEAL of THE BRITISH
BROADCASTING CORPORATION was
hereunto affixed in the presence of:

Director

Secretary

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  Schedule 10


                        form of site Sharing Agreement

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                            DATED 10 February 1998



                     THE BRITISH BROADCASTING CORPORATION


                                      and


                     CASTLE TRANSMISSION INTERNATIONAL LTD



                                   AGREEMENT
                     FOR THE USE OF BUILDING/ROOF-TOP SITE
                              SHARING FACILITIES



                              LINKLATERS & PAINES

                                One Silk Street
                                London EC2Y 8HQ

                              Tel: 0171-456 2000

                                 Ref: RMBD/GHC


[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

THIS AGREEMENT is made on 10 February 1998 BETWEEN:

(1) THE BRITISH BROADCASTING CORPORATION whose principal address is at Broadcasting House, Portland Place, London W1 A 1 AA ("the BBC"); and

(2) CASTLE TRANSMISSION INTERNATIONAL LTD (registered number 3196207), a company incorporated under the laws of England and Wales whose principal place of business is at Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN ("TX CO");

IT IS AGREED AS FOLLOWS:

1 The licensed use of the BBC's Building(s) (as described in the Building Schedule(s) annexed hereto) will be provided by the BBC and taken by Tx Co in accordance with and subject to the particulars and provisions set out in the following attachments:

     (a) The Building Licence Site Sharing General Conditions (Issue 1) or such amended conditions as may from time to time be substituted by the BBC with the prior consent in writing of Tx Co (the "GENERAL CONDITIONS")

     (b) the "BUILDING SCHEDULES" (which term will include all Supplemental Building Schedules and Termination Notices (if any) appended from time to time in accordance with the provisions of the General Conditions

     (collectively referred to as the "AGREEMENT")

2 The Agreement is entered into and forms part of a digital terrestrial television services agreement made between Tx Co and the BBC of even date (the "DTT SERVICES AGREEMENT")

3 To the extent that there is an inconsistency between the terms of the Agreement and the DTT Services Agreement the terms of the DTT Services Agreement shall prevail.


     Signed by the BBC /s/ Patricia Hodgson   Signed for Tx Co /s/ Alan Rees
                       --------------------                    -----------------
     Name  Patricia Hodgson                   Name  Alan Rees
          ---------------------------------        ----------------------------
     Title Director of Policy and Planning    Title Chief Operating Officer
           --------------------------------         ----------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     THE BUILDING LICENCE SITE SHARING GENERAL CONDITIONS ("THE GENERAL CONDITIONS") (ISSUE 1)

1    DEFINITIONS & INTERPRETATIONS

     In these conditions except where the Agreement otherwise requires the following expressions will have the meanings set out opposite them:

     "THE BBC" means the British Broadcasting Corporation (acting through the BBC Representative).

     The "BBC REPRESENTATIVE" means a person or person(s) nominated to Tx Co from time to time by the BBC to be its contractual point of contact. The initial BBC Representative will be Mark Evans.

     "BUILDING(S)" means the land and/or building(s) and related structures named in Clause 2 of the Building Schedule(s) (collectively "BUILDING(S)") the use of which may (as the case may be) be deleted from the Agreement by the removal of a Building Schedule pursuant to a Termination Notice or added to the Agreement by the addition or substitution of one or more Building Schedule(s) both in accordance with the provisions of General Condition 16.

     "BUILDING SCHEDULE(S)"/"SUPPLEMENTAL BUILDING SCHEDULE(S)" means those Schedules appended to the Agreement describing Tx Co's Equipment for which it is agreed Facilities at one or more of the Building(s) are to be provided.

     "CHARGES" means the charges and the additional charges (if any) for the Facilities for Tx Co's Equipment in respect of the Building(s) set out in Clause 5 of the Building Schedule(s).

     "COMMENCEMENT DATE" means the date set out in Clause 3 of the Building Schedule(s) in respect of each Building which is a date agreed between the BBC Representative and Tx Co, being a date not less than 30 days after Tx Co has given to the BBC Representative notice of Tx Co's intention to install equipment relating to DTT Services in a particular Building.

     "DTT SERVICES" means the services to be provided by Tx Co described or referred to in the DTT Services Agreement.

     "DUE DATE" means (in relation to any of the Charges and any other payments due under the Agreement) the commencement of the relevant charging period as described in the Building Schedule(s) (or where this is not applicable, 30 days after the issue of an invoice in respect of the same).

     "EQUIPMENT HOUSING" means that part of the Building(s) used primarily to house Tx Co's Equipment and as the same is described in Clause 10 of the Building Schedule.

     "FACILITIES" means the rights granted to Tx Co under the Agreement including such shared use by Tx Co with the BBC or any third party permitted by the BBC to use part or parts of the Building(s), and any other antenna support structures belonging to or otherwise under the control of the BBC at the relevant Building specified for this purpose) and any non-exclusive Equipment Housing such rights are more particularly described in General Condition 2.

     "FORCE MAJEURE" means any event or circumstances beyond the reasonable control of the defaulting party which shall include but not be limited to Act of God, war, civil disturbance, statutory prohibition, Government intervention, order or act of Government or local/public authority, acts of terrorism, fire, lightning, flood, adverse weather conditions which cause physical damage to property used to supply DTT Services, explosion, accident, theft or vandalism, national strike action or industrial action taken by a union provided that neither party can rely on strikes, industrial action, theft or acts of vandalism where it could reasonably have expected to have prevented them or the industrial action or strike is by its own employees only.

     "TX CO" means Castle Transmission International Ltd (acting the Tx Co Representative).

     "TX CO'S EQUIPMENT" means Tx Co's Equipment described in Clause 11 of the Building Schedule(s) and otherwise installed at the Building(s) (which may include antennas and equipment bays fixed on any of the locations described in Clause 11 of the relevant Building Schedule(s) together with any necessary associated equipment (e.g. transmitters/receivers, equipment racking and cabling) located in the Equipment Housing or as elsewhere permitted in the Building). A list of any new associated equipment shall be provided by Tx Co to the BBC for approval as to its size, type and positioning at least 14 days prior to the Commencement Date (which approval will not be unreasonably withheld or delayed).

     "TX CO REPRESENTATIVE" means the person(s) named in Clause 1 of the Building Schedule(s) as the contact point or such alternative person whose name shall be notified to the BBC from time to time by Tx Co and who should be contacted initially by the BBC if there are any queries concerning the Agreement.

     "TX CO STATUTORY LICENCES" means any statutory licences required by TX Co in accordance with the terms of the Agreement.

     "PERMITTED USE" means Tx Co's use of the Building to provide DTT Services for the BBC via Tx Co's Equipment and/or such other uses as may be permitted from time to time by the BBC and as such Permitted Use is more particularly described in Clause 6 of the relevant Building Schedule.

     "PERMITTED CONTRACTOR(S)" means any one or more of the following:

          (i)   an employee of Tx Co;

          (ii) an employee of a public telecommunications operator as defined by the Telecommunications Act 1984 (or its statutory equivalent for the country in question) being a person authorised to run a public telecommunications system;

          (iii) any third party contractor employed by Tx Co for this purpose, provided the BBC has been given prior notification of the name of such third party contractor prior to their arrival at the Building to carry out any permitted works;

     all of whom shall be permitted access by the BBC to the Building(s) subject to these General Conditions.

     "SPECIAL CONDITIONS" means any conditions set out in Clause 12 of the relevant Building Schedule and which shall be supplementary to these General Conditions save and to the extent that there is any conflict between any Special Conditions and the General Conditions then and for the relevant Building the Special Conditions shall prevail.

     "TERM" means the term described in Clause 4 of the Building Schedule(s) during which time the Facilities are available at the Building for the relevant Tx Co's Equipment and which shall commence from and including the Commencement Date and end on the termination of the DTT Services Agreement or pursuant to the variation/termination provisions contained in the General Conditions subject to any Special Conditions and any reference in the General Conditions to the Term shall be treated as a reference to the Term described in the Building Schedule(s) in which it appears.

     "TERMINATION NOTICE" means a written notice in the prescribed form served by either party on the other in relation to any one or more Building(s) pursuant to General Condition 16 to expire at any time during the Term for the relevant Building(s) without reference to the Commencement Date or the Agreement Date.

     "VAT" means valued added tax or any substitute form of taxation on the supply of goods and services.

2    THE FACILITIES

2.1  PERMITTED USE

     2.1.1 Subject to any Special Conditions the BBC shall during the subsistence of the Term:-

     (a) permit TX Co, its employees and Permitted Contractor(s) to install, retain during the Term, inspect, maintain, repair, renew and remove as necessary (and at Tx Co's expense) Tx Co's Equipment located in the Equipment Housing and in, under or over such other part or parts of the Building(s) as the BBC shall from time to time approve (such approval not to be unreasonably withheld or delayed) for the Permitted Use described in Clause 6 of the relevant Building Schedule;

     (b) permit Tx Co to share use of such part or parts of the Building(s) and such of the BBC's equipment therein (including any standby generator equipment referred to in Clause 12 of the Building Schedule(s)), in common with others including the BBC, as the BBC may from time to time approve (such approval not to be unreasonably withheld or delayed);

            such permission being granted by the BBC to Tx Co to facilitate the provision by Tx Co of DTT Services via Tx Co's Equipment or to facilitate any other purpose that may from time to time be approved by the BBC;

     2.1.2 Subject to availability of space, where the existing Equipment Housing, provided by the BBC, is insufficient for the provision of DTT Services via Tx Co's Equipment the BBC shall permit additional Equipment Housing to be erected and/or attached to the Building(s) subject to the BBC's prior approval of the specifications and positioning of the same and otherwise subject to the provisions of the General Conditions (including General Condition 2.2.1).

2.2  EQUIPMENT HOUSING

     2.2.1  The Equipment Housing shall be:-

            (i) existing Equipment Housing located on the Building and made available to Tx Co by the BBC; or

            (ii) new Equipment Housing agreed with Tx Co and to be provided by the BBC and erected by the BBC, at the BBC's cost where the new Equipment Housing is required in order to provide services to the BBC, or otherwise at Tx Co's cost; or

            (iii) new Equipment Housing agreed with the BBC to be provided and erected under the BBC's supervision by TX Co or any Permitted Contractor(s), at the BBC's cost where the new Equipment Housing is required in order to provide services to the BBC, or otherwise at Tx Co's cost; and

                  in either (ii) or (iii) above any such Equipment Housing shall be constructed and installed in accordance with plans reasonably approved by the BBC and the costs incurred (whether payable by Tx Co or the BBC as aforesaid) shall include any costs properly incurred by the BBC in seeking any necessary planning consents (including any architects', surveyors' and other professional fees in relation to applying for such planning consents) in addition to the BBC's reasonable supervision costs.

     2.2.2 Unless Clause 5(b)(iii) of the Building Schedule(s) provides otherwise, TX Co shall not be responsible for the payment of any business rates assessed on any Building on which TX Co's Equipment is located. Nevertheless, and in the BBC's entire discretion, if in direct consequence of the installation of Tx Co's Equipment on the Building additional business rates are payable by the BBC in respect of the Building(s) or any part thereof and Tx Co's Equipment is being used other than to provide DTT Services to the BBC then and in such circumstances the BBC shall be entitled to obtain reimbursement from Tx Co for the amount of such increase from time to time during the Term.

     2.23 Save only as provided herein and in General Condition 2.2.5 below nothing in the Agreement shall confer on Tx Co any right to exclusive occupation of any Equipment Housing, (including any new Equipment Housing constructed on the Building(s) at Tx Co's cost), unless there is a specific provision in the Building Schedule(s) to the contrary, and Tx Co shall not object to the BBC permitting others (including the BBC) to share occupation of any such Equipment Housing on such terms as the BBC shall decide, provided such occupation does not cause any resulting damage to Tx Co's Equipment or adversely affect the performance of Tx Co's Equipment.

     2.2.4 Save only as provided in General Condition 2.2.5 (or unless there is a specific provision to the contrary in the relevant Building schedule) any Equipment Housing, whether provided by the BBC, or Tx Co, and irrespective of the costs paid by Tx Co, shall be deemed to form part of the Building upon which it is situated control of which shall vest in the BBC upon completion of its construction and installation.

     2.2.5 Notwithstanding the provisions of General Condition 2.2.4 where the structure used to accommodate Tx: Co's Equipment consists of one or more moveable equipment cubicles provided by Tx Co solely for Tx Co's exclusive use, such Equipment Housing shall be treated as belonging to Tx Co, and shall be deemed to form part of Tx Co's Equipment for the purpose of interpreting the General Conditions and shall remain in the ownership of Tx Co.

     2.2.6 Tx Co will be responsible for the security of any Tx Co's Equipment Housing used solely by Tx Go (including any moveable equipment cubicles of the kind described in General Condition 2.2.5) and shall provide the BBC with a key to the same to be retained by the BBC in a suitable secure position for use in cases of emergency and to enable the BBC to check that TX Co is complying with its obligations under these General Conditions.

2.3  ACCESS GENERALLY

     2.3.1 Subject to any additional provisions set out in Clause 7 of the Building Schedule(s) and otherwise subject to any Special Conditions the BBC grants to Tx Co the rights:-

            (i) for Tx Co, its employees and Permitted Contractor(s) to use any private access roads leading to the Building(s) which are under the control of the BBC (either with or without motor vehicles as the BBC shall decide) at all times and as often as Tx Co shall reasonably require in order to gain access to the Building(s); and

            (ii) with effect from the Commencement Date of sufficient and reasonable access to and egress from the Building(s) along such routes in the Building(s) as the BBC shall from time to time direct and as are reasonably necessary for Tx Co, its employees and Permitted Contractor(s) in order to enjoy the Facilities granted and comply with its obligations under these General Conditions and to view and inspect any of Tx Co's Equipment, provided Tx Co will be held responsible by the BBC for the conduct of its employees and Permitted Contractor(s) during any such visits to the Building(s) and Tx Co shall procure that such persons comply with the relevant terms of these General Conditions for this purpose;

            (iii) for any representatives of the Radiocommunications Agency, and the Director General of Telecommunications (or their statutory successors) to enter the Building(s) insofar as necessary to comply with any rights of inspection reserved or implied under any Tx Co Statutory Licenses.

     2.3.2 Notwithstanding the provisions of General Condition 2.3.1, Tx Co acknowledges that the BBC may refuse entry to any Building(s) to a person who does not produce a suitable identification pass or other means of identification as a Tx Co employee or a Permitted Contractor(s) or representative of any of the bodies referred to in General Condition 2.3.1 (iii) above to the BBC's Representative or his nominee at the Building(s) and further that the BBC may refuse admittance to and require the removal from the Building(s) of any person whose behavior the BBC's Representative reasonably considers undesirable and/or likely to disrupt the safe operation of the Building(s). Tx Co shall further be required to accept responsibility for the behaviour of any such employees or Permitted Contractor(s) attending the Building(s) on Tx Co's business and shall procure that they behave in a responsible manner and comply with any reasonable requests of the BBC's Representative or his nominee.

     2.3.3 The BBC may from time to time modify the means of access to the Building(s) or to Tx Co's Equipment on the Building(s) made necessary by any works in progress, or for reasons of safety, or generally in the interests of orderly management, provided that any such restrictions will not otherwise prevent the exercise of Tx Co's right to use Tx Co's Equipment pursuant to the Agreement (which modifications may include the imposition of reasonable instructions regarding admittance to the Building(s) and the number, supervision and times of visits which may from time to time be made by the BBC and notified to Tx Co).

3    24 HOUR ACCESS

     Where Tx Co requires to visit a Building which is not generally open to 24 hour access the BBC will use all reasonable endeavours to make local arrangements for Tx Co which will enable 24 hour access to be available in times of emergency, provided in such circumstances any reasonable additional staff attendance costs incurred by the BBC are met by Tx Co.

4    THE CHARGES

4.1 For the duration of the relevant Term (and unless otherwise provided in the Special Conditions commencing on the Commencement Date set out in the relevant Building Schedule) Tx Co will pay to the BBC the Charges payable in respect of each of the Building(s) on the Due Date, Including any review of the Charges pursuant to the provisions of General Condition 4.2, or until varied in accordance with the provisions of General Condition 16, free of all deductions.

4.2 Unless otherwise provided in the Special Conditions, the BBC will be entitled to review at any time the Charges payable under this Agreement, but in the case of review other than:-

            (i) in consequence of a change of Tx Co's Equipment or any other change to the Facilities required by Tx Co; or

            (ii)  pursuant to General Condition 5.1;

     then such reviews will not occur more often than at annual intervals (or any greater intervals described in the relevant Building Schedule(s)), and then only on the BBC giving Tx Co not less than three months' notice in writing. Such variation in the Charges shall take effect from the date of expiry of the said notice, and shall be to an amount which the BBC will in its discretion determine as representing the current open market value for the Facilities for Tx Co's Equipment.

4.3 For an Agreement incorporating more than one Building Schedule if Tx Co wishes to have common Charges payment date(s) and/or common Charges review dates for all the Buildings at which Facilities are provided under the Agreement the date(s) stated in Clause 5(c) of the Building Schedule will apply, instead of those stated under Clause 5(a) of each Building Schedule, with effect from the date of issue of the Building Schedule in which Clause 5(c) has been completed and shall continue until this provision is deleted from any subsequent Building Schedule signed by Tx Co, Issued pursuant to the General Conditions and appended to the Agreement.

5    ELECTRICITY

5.1 Subject to any Special Conditions, unless a separate supply is arranged, the BBC will use all reasonable endeavours to supply electricity to Tx Co's Equipment subject to Tx Co reimbursing the BBC's electricity supply charges in accordance with the provisions of Clause 5(b)(i) of the Building Schedule(s), including any periodic review of the same which the BBC may require at any time during the Term if Tx Co's consumption, or the local electricity/electricity supplier's tariff changes and/or where the BBC has agreed to make emergency back-up generated supplies available. The BBC shall not be required to discount its electricity supply costs to TX Co at the Building(s) to a price below the standard unit tariff price of the local supply company unless any discounted price obtained is solely attributable to Tx Co's usage.

5.2 Tx Co agrees that the BBC will not be held responsible by Tx Co for any failure or interruption to any electricity supply or be held liable for any costs or damages arising in consequence of any failure to provide the same caused other than in consequence of any negligent act or omission of the BBC.

6    ALTERATIONS/ADDITIONS TO TX CO'S EQUIPMENT

6.1 Prior to carrying out any works or alteration or addition to Tx Co's Equipment during the Term (including any ancillary DTT Services works pursuant to General Condition 9.13) Tx Co will first notify the BBC Representative of any such proposals, The BBC may in its discretion require that any such works carried out on the Building outside the boundary of any exclusively occupied Equipment Housing are supervised by a BBC employee (the reasonable costs of which must be met by Tx Co as an additional charge).

6.2 If any works proposed by Tx Co involve any alterations to any BBC property (including any part of the Building(s) or any BBC equipment), the BBC may consent to such works in its discretion, and may also impose conditions including inter alia the performance of such works by a BBC employee or otherwise under the supervision of the BBC and where such works are not required in order to provide any enhanced DTT Services for the BBC as a customer of Tx Co, the BBC may also impose a requirement for reinstatement of any BBC property or equipment to its former condition at the determination of the Agreement (or the determination of that part of the Agreement relating to the Building(s) in question where applicable) at Tx Co's cost.

6.3 Where any works involves any material change to the Facilities and/or to Tx Co's Equipment as described in the Building Schedule(s), the BBC will be entitled to require Tx Co to agree to vary the Building Schedule(s) in relation to the Building(s) in question and where appropriate amend the Charges in consequence.

6.4 Any works proposed by Tx Co requiring planning consent shall be subject to General Condition 7.

7    PLANNING

     Tx Co will not make any applications for planning permission in relation to the Building(s) or Tx Co's Equipment or any Equipment Housing without the prior approval of the BBC (such approval not to be unreasonably withheld or delayed) provided that the BBC may (unless otherwise agreed with Tx Co) require, as a condition of giving its approval, that any such application for planning consent is made by the BBC acting as agent for Tx Co and in such circumstances, (again unless otherwise agreed with Tx Co) the BBC shall be entitled to recover from Tx Co any reasonable costs which it incurs in acting as Tx Co's agent for this purpose.

8    MAINTENANCE OF TX CO'S EQUIPMENT

8.1 Tx Co will ensure that Tx Co's Equipment is maintained in generally safe repair and condition during the Term to the BBC's reasonable satisfaction.

8.2 Tx Co will use all reasonable endeavors not at any time electrically or physically to impair, disrupt, interfere with or interrupt any of the BBC's or any existing third party users' emissions and forthwith will use all reasonable endeavours to ensure the repair of any faults in Tx Co's Equipment which cause or may cause any such interference and will indemnify the BBC against any costs properly incurred by the BBC or any third party in remedying any such faults.

8.3  Tx Co will be responsible for keeping:-

          (i) any Tx Co's Equipment comprising moveable equipment cubicles in good repair and condition; and

          (ii) the interior of any exclusively occupied Equipment Housing which accommodates Tx Co's Equipment in a clean and tidy condition and free from its own rubbish in accordance with any reasonable requirements from time to time imposed by the BBC for the benefit of the health and safety of the users of the Building(s) (including Tx Co) and the efficient operation of the Building(s); and

          (iii) any doors or access openings comprised in any Equipment Housing (or Tx Co's Equipment comprising moveable equipment cubicles) free of obstruction.

9    OTHER OBLIGATIONS OF TX CO

     TX CO WILL:

9.1  Not start using the Facilities unless or until:-

          (i) Tx Co has obtained any requisite Tx Co Statutory Licences in relation to the Facilities; and

          (ii) the BBC has confirmed that any planning or other consents which it has agreed to obtain on behalf of Tx Co have been obtained (other than for Facilities already in place at the date of the Agreement for which prior agreement shall be deemed to have already been obtained); and

          (iii) the BBC has Issued a Building Schedule(s) in respect of the Facilities to be granted at the Building(s) in question and the Building Schedule(s) has been signed by Tx Co, dated and annexed to the Agreement; and

          (iv)  the agreed Commencement Date occurs.

9.2 Not start any installation of Tx Co's Equipment unless the person to be employed by Tx Co to carry out any such installation is a Permitted Contractor(s).

9.3 Where applicable and at its own expense retain throughout the Term Tx Co Statutory Licences other than as provided in the DTT Services Agreement of even date to be paid by the BBC, (including any Tx Co Statutory Licences necessary in respect of any additional Building(s) comprised in any Supplemental Building Schedule(s) added to the Agreement in accordance with the provisions of General Condition 16.7).

9.4 Tx Co agrees to attach permanent identification to all Tx Co's Equipment in common areas in a manner that has been agreed with the BBC Representative.

9.5 In addition to the Charges pay any other sums payable under the Agreement (including any due pursuant to General Conditions 2.2, 3, 6.1, 6.3, 7, 9.11, 9.13(iii) and 16.9) on the Due Date.

9.6 Accept that no liability shall attach to the BBC or any BBC employees in respect of the performance, safety or suitability for its purpose of any Tx Co's Equipment unless the installation of the same was carried out or otherwise supervised by or on behalf of the BBC as part of any maintenance services and except insofar as the BBC is in breach of its maintenance obligations in respect of any Tx Co's Equipment contained in any maintenance services agreement.

9.7 Not erect or cause to be erected any buildings or structure or other erection on the Building(s) save as provided in the Building Schedule(s).

9.8 Not tamper with or carry out any unpermitted works or otherwise cause any damage to the Building(s) or any other equipment belonging to the BBC or any third party located on the Building(s).

9.9 In exercising the rights granted under the Agreement, not do or permit anything to cause interference, nuisance, annoyance, inconvenience, loss or damage to the BBC.

9.10 Not (save as permitted in General Condition 2.3.1 above) permit or allow any other persons to visit the Building(s) or handle Tx Co's Equipment without the prior written consent of the BBC.

9.11 Ensure that while at the Building(s) its employees, and Permitted Contractor(s) behave in a responsible manner and comply with all the BBC's reasonable security and/or safety requirements and in the event of any damage being caused to the Building(s) or to any property or equipment thereon belonging to the BBC or to any third party in consequence of the exercise of the Agreement by Tx Co, its employees or its Permitted Contractor(s) (and not as the result of any negligent act or omission of the BBC or its employees or contractors) to forthwith reinstate the same to the BBC's reasonable satisfaction (or where the BBC reasonable requires reimburse the BBC with the full costs and expenses properly incurred by it in carrying out such reinstatement on Tx Co's behalf).

9.12 Where any of Tx Co's Equipment is to be placed on, above or below ground outside the Building(s) boundaries and where the BBC is not otherwise able to grant any rights of installation over such ground obtain, at its sole expense, the agreement of any other party or parties having an interest in such ground prior to installation and shall indemnify the BBC fully in this respect.

9.13 Negotiate any ancillary DTT Services, including telephone connections which it requires for its use on the Building, subject to obtaining the BBC's prior consent (which will not be unreasonably withheld or delayed) to the location of any equipment relating to the same on or under the Building and outside the Equipment Housing, provided that Tx Co shall where such works are not required in order to provide any enhanced DTT Services for the BBC as a customer of Tx Co be responsible:-

          (i) for arranging the removal of any such equipment at the end of sooner termination of the Term at Tx Co's expense; and

          (ii) for the costs of reinstating any damage caused to the Building by such removal; and

          (iii)   for reimbursing the BBC's reasonable supervision costs.

9.14 Not erect or permit or suffer or allow to be erected any sign, notice or advertisement on the Building(s) save only such sign(s) or notice(s) as the BBC shall in its reasonable discretion permit and otherwise in accordance with these General Conditions.

9.15 In no circumstances permit or suffer or allow any of its employees or Permitted Contractor(s) or any other third party to reside at the Building(s).

9.16 Not light or permit or suffer to be lit any fire on the Building or on any access thereto nor block or obstruct nor permit or suffer to be blocked or obstructed any fire exits or access for fire fighting equipment.

10   SWITCHING OFF TX CO'S EQUIPMENT

     BY THE BBC

10.1 Without prejudice to the provisions of General Condition 8.3, Tx Co acknowledges that the BBC will be entitled to switch off Tx Co's Equipment:-

           (i)   in a life or property threatening emergency; or

           (ii) where Tx Co's Equipment is causing interference to any of the telecommunications services of other users of the Building (including the BBC) and where the BBC has taken reasonable measures to contact and inform Tx Co that such interference exists and where practicable to do so the BBC has allowed Tx Co a reasonable period to remedy any such interference caused by Tx Co's Equipment, or has otherwise requested Tx Co to switch off Tx Co's Equipment as required under General Condition 10.5, but Tx Co has not done so and the interference still exists; or

           (iii) if required to do so by a Government authority provided that the BBC shall use its reasonable endeavours to inform Tx Co of such requirement before Tx Co's Equipment is switched off; or

           (iv)  with the agreement and at the request of Tx Co; or

           (v) where Tx Co has terminated its requirement for the Facilities pursuant to General Condition 16.4 but has failed to remove Tx Co's Equipment; or

           (vi) where Tx Co is in material breach of any of the terms of the Agreement and has not remedied such breach within a reasonable time of receiving notice from the BBC requiring it to do so.

10.2 Tx Co will provide a switch on Tx Co's Equipment to enable it to be switched off by the BBC in accordance with General Condition 10.1.

10.3 The BBC shall in the event of Tx Co's Equipment being switched off pursuant to General Condition 10.1, notify Tx Co of this fact as soon as reasonably practicable.

     BY TX CO

10.4 Tx Co will be required to temporarily reduce power or switch off Tx Co's Equipment by arrangement with the BBC Representative on being given reasonable prior notice (or forthwith in the case of an emergency) where the BBC considers the radiation level of Tx Co's Equipment is unsafe for access to the relevant Building for essential works by the BBC, its employees and contractors. In such circumstances Tx Co will be asked to keep Tx Co's Equipment on reduced power or switched off until all such persons and their equipment have completed the necessary works and vacated the relevant part of the Building. The BBC will make every reasonable effort to ensure such requests only occur at times when there will be minimum disruption to DTT Services.

10.5 Without prejudice to the provisions of General Condition 8.3, in the event of any interference being caused to any of BBC's emissions (or to those of any other lawful third party users at the Building(s)) by Tx Co's Equipment, Tx Co shall forthwith either eliminate the interference or where there is interference which cannot be remedied in such time as the BBC shall reasonably require, Tx Co shall switch off Tx Co's Equipment until such time as the interference has been eliminated, the cost of all such measures to be borne by Tx Co.

11   NO ENLARGEMENT OF RIGHTS

     Tx Co acknowledges that the Agreement permits Tx Co to use the Facilities in accordance with the Building Schedule(s) and that no provisions in the Agreement are intended to create nor shall be treated or construed as creating the relationship of landlord and tenant but merely that of the provider and hirer (respectively) of services and Tx Co makes no claim in this respect and further accepts that the BBC shall not be restrained by anything contained in the Agreement from using the Building(s) and any equipment (other than Tx Co's Equipment) for the purposes of the BBC's business undertaking or permitting others to use the Building(s) and any equipment (other than Tx Co's Equipment) including inter alia any non-exclusive Equipment Housing and access ways (including building risers) as the BBC may in its discretion decide.

12   INTEREST

     If payment of the Charges or any other fees payable under the Agreement are not made on the relevant Due Date, then without prejudice to any other rights of the BBC, Tx Co agrees the BBC may charge interest (calculated on a daily basis) on the outstanding amount from the Due Date until payment, at the rate of 2% per annum above the base rate of Lloyds Bank plc applicable during the time of non-payment, or where such rate cannot be ascertained, at 2% per annum above the average of the base rates of the London clearing banks in force from time to time during the period of the delay (without prejudice to any other right or remedy of the BBC under the Agreement).

13   VAT

13.1 All the Charges and other fees described in the Building Schedule or otherwise payable under the General Conditions are exclusive of VAT which shall be charged in addition thereto in accordance with the relevant law in force at the time of making the relevant taxable supply and shall be payable by the paying party only against receipt from the other of a valid VAT invoice in respect thereof.

13.2 Where under the Agreement one party has agreed to reimburse or indemnify the other in respect of any payment made or cost incurred by the other then the first party shall also reimburse any VAT paid by the other which forms part of its payment or costs incurred to the extent that such VAT is not available for credit for the other (or for the representative member of the other's VAT group) under Section 25 and 26 of the Value Added Tax Act 1994 (or any replacement or equivalent provision).

14   NO ASSIGNMENT OR SUB-CONTRACTING

14.1 This Agreement is personal to the parties hereto and they shall not assign, transfer, sub-licence, share use or deal in any manner with the Agreement or the rights herein contained other than as expressly herein provided.

14.2 Each of Tx Co and the BBC shall be entitled to transfer the Agreement to any of its wholly owned subsidiaries provided that:-

     (a) each party procures that the transferee is bound by a direct covenant with the other party to observe inter alia all the terms of this Agreement; and

     (b) if any transferee ceases to be a wholly owned subsidiary of either the BBC or Tx Co, as the case may be, the Agreement will be transferred back to Tx Co or the BBC, or one of their wholly owned subsidiaries.

15   INDEMNITY (LIABILITY AND INSURANCE)

     This Agreement forms part of the DTT Services Agreement. Accordingly, the liabilities of the parties are as set out below.

15.1 Each party shall be responsible for the insurance of its property at the Building(s).

15.2 Both parties must maintain insurance against any loss, damages, claims or actions arising from:

     (a)   personal injury or death;

     (b)   public liability; and/or

     (c)   any other liability for which either is required by law to insure,

     arising out of the performance of this Agreement.

15.3 Tx Co must maintain insurance cover adequate to cover the risks which it is likely to incur in relation to the subject matter of this Agreement, with a minimum of:

     (a) primary public and product liability insurance in a form reasonably acceptable to the BBC providing for payment of a sum up to (Pounds)50 million for any one occurrence (or in the annual aggregate for product liability) and, in the case of third party property damage arising out of the use of private vehicles, unlimited cover and, in the case of third party property damage arising out of the use of commercial vehicles, (Pounds)5 million in respect of one occurrence;

     (b) employer's liability insurance sufficient to meet its statutory requirements and sufficient to cover any liabilities to past or present employees;

     (c) all risks or loss or damage to property and business interruption insurance in a form reasonably acceptable to the BBC in respect of the Building(s) and all equipment used to provide the DTT Services covering the full re-instatement value of all such assets and the reasonable cost of any replacement transmission services from the Building(s) or any other stations used to supply any part of the DTT Services; and

     (d) professional indemnity insurance of at least (Pounds)5 million per year, commensurate with the nature of the risks undertaken in that year.

15.4 Where requested by the BBC, Tx Co agrees to provide the BBC with a copy of the relevant policy or policies or evidence of such insurance and its material terms referred to in this General Condition 15 which shall be treated as confidential information belonging to Tx Co. Tx Co will also notify the BBC of any substantive change to the insurance programme maintained by it and referred to in this General Condition 15 for the risks covered.

15.5 Where Tx Co engages Permitted Contractor(s), it shall ensure that its insurance includes cover for its liabilities In respect of the acts and omissions of the Permitted Contractor(s) or that the

        Permitted Contractor(s) have their own insurance with appropriate cover in the light of the work to be undertaken by the Permitted Contractor(s).

15.6 For purposes of this General Condition 15, "CONTRACTS" means this Agreement, the DTT Services Agreement and any other agreement between the parties relating to the subject matter of the Contracts.

15.7 Each of the BBC and Tx Co shall indemnify the other on an after-tax basis against all claims or actions brought against the other by any third party relating to:

        (a)  personal injury; or

        (b)  loss of, or damage to, property; or

        (c) Harmful Interference (as defined in the DTT Services Agreement) caused to analogue or digital broadcasts, excepting any such claims made by viewers;

        caused as a result of any breach of this Agreement or any wilful or negligent act or wilful or negligent omission by the party from whom indemnification is sought. Without limiting the generality of this General Condition 15.7, Tx Co will indemnify the BBC on an after-tax basis against any claims made against the BBC by any party as a result of damage caused by Tx Co to the property of that party in installing, maintaining or operating transmitters for provision of the DTT Services.

15.8 Each of the BBC and Tx Co will indemnify the other on an after-tax basis against any loss incurred by the relevant party resulting from damage to that party's property or injury to its employees or the employees of its agents or sub-contractors arising out of any breach of any of its obligations, warranties or undertakings contained in any of the Contracts or any other agreements between the parties relating to the provision of the DTT Services or any other negligent or wilful act or omission of the party from whom an indemnity is sought.

15.9 The party from whom indemnification is sought shall have the right to conduct any proceedings brought by a third party against the other party or to settle any such proceedings subject to reimbursing the other party any costs of such proceedings and any damages, costs and expenses payable by the indemnified party arising out of those proceedings. Both parties will notify the other as soon as possible of the existence of a claim which is reasonably likely to give rise to a claim for indemnification under this General Condition 15.

15.10 Neither party excludes or restricts liability for death or personal injury resulting from its own negligence or from liability arising under the Health and Safety at Work Act 1974 or any regulations made pursuant to that Act.

15.11 Neither Tx Co nor the BBC shall be held responsible for the consequences of any act or omission or misconduct of any third party, unless:

        (a) such third parties are in the employment of or providing sub-contracted services to either Tx Co or the BBC at the time the incident takes place; or

        (b) the party claimed against has recovered damages in respect of such act, omission or misconduct directly from the relevant third party or otherwise where it has recovered insurance (and in each such case to the extent of such recovery or insurance claim) provided that where such party is entitled to claim damages and/or recover under such insurance policy it shall use all reasonable endeavors to do so as soon as reasonably practicable.

15.12 The BBC, shall not be liable, whether in contract, tort, negligence, breach of statutory duty or otherwise to Tx Co for loss of profits other than any element of profit comprised in the Charges

       (as defined in the DTT Services Agreement) or for any indirect, special, incidental or consequential loss whatsoever arising out of its performance of or failure to perform any of the Contracts or otherwise.

15.13 The BBC's liability for all matters under the Contracts, other than for payment of the Charges (as defined in the DTT Services Agreement) or for payment of any of the termination sums provided for in Clause 12.2 of the DTT Services Agreement or for any sums payable in respect of Tx Co's Equipment or in respect of the repudiatory breach of any of the Contracts or in respect of the content indemnity contained in Clause 4.2.3 of the DTT Services Agreement, shall be limited to one million pounds ((Pounds)1,000,000) in any year or, if greater, the amount recovered by the BBC in respect of and to the extent attributable to such loss pursuant to any insurance policy maintained by the BBC.

15.14 Tx Co's total aggregate liability in respect of all matters under or arising out of the Contracts in any one year, including in relation to the payment of liquidated damages and/or Service Credits (as defined in the DTT Services Agreement), will be limited to the higher of the total Charges (as defined in the DTT Services Agreement) payable by the BBC to Tx Co in that year or the amount received by Tx Co in respect of and to the extent attributable to any such loss pursuant to any insurance policy maintained by Tx Co, whether such claim arises in contract, tort, negligence, breach of statutory duty or otherwise.

15.15 Tx Co shall not be liable, whether in contract, tort, negligence, breach of statutory duty or otherwise, to the BBC for loss of profits or for any indirect, special, incidental or consequential loss whatsoever whether incurred by the BBC or a third party arising out of its performance of or failure to perform any of its obligations under the Contracts or otherwise.

15.16 For the avoidance of doubt, Tx Co is liable to pay to the BBC any liquidated damages and/or Service Credits (as defined in the DTT Services Agreement) payable in accordance with the Contracts.

15.17 The Contracts set out the full extent of each party's obligations and liabilities relating to the DTT Services whether in contract, tort, negligence, breach of statutory duty or otherwise. In particular, there are no conditions, warranties or other terms, express or implied, as to satisfactory quality, fitness for purpose or of any other kind whatsoever which are binding on Tx Co except as specifically set out in the Contracts. Any other condition, warranty or other term relating to the provision of the DTT Services or the sale of Tx Co's Equipment which might otherwise have been implied into the Contracts by statute, common law or otherwise is hereby excluded.

16     VARIATION AND/OR TERMINATION

       BY EITHER PARTY:-

16.1 The BBC or Tx Co may determine the Agreement and/or any individual Building Schedule by delivery to the other party of a final written notice where:

          (i) there has been a material breach of the Agreement in respect of one or more of the Station(s) by the other party which has not been rectified within 30 days of an initial written notice being received by the defaulting party requiring that party to do so; or

          (ii) one party has become insolvent, bankrupt, or is in receivership or administration.

16.2 The BBC or Tx Co may terminate the Facilities atone or more of the Building(s) by the termination of the provisions of the Agreement insofar as they relate to one or more of the Building(s) referred to in the relevant Building Schedule(s) or by the termination of the provisions of the Agreement in its entirety where either:

          (i) there is an interruption of these Facilities due to an event of Force Majeure which has continued for a period in excess of 3 months (and for the avoidance of doubt in such circumstances the BBC shall not be liable for any loss to Tx Co or others claiming through Tx Co as a result of such interruption); or

          (ii)   both Tx Co and the BBC consent to such early termination,

       BY TX CO:-

16.3 Tx Co may terminate the Agreement on serving a valid Termination Notice giving not less than six months' prior notice, to expire at any time (without reference to the Commencement Date, or the Agreement Date, or the Term).

16.4 Where the Agreement incorporates more than one Building Schedule Tx Co may modify the Agreement by terminating its requirement for the Facilities at one or more of the Building(s) and cancelling the relevant Building Schedule(s) from the Agreement on serving on the BBC a valid Termination Notice which gives not less than six months' notice to expire at any time of its intention to cease using the Facilities at the relevant Building(s).

16.5 Tx Co may vary the Agreement at any time during the subsistence of the Agreement in accordance with the provisions of General Conditions 16.4 and 16.7, whereupon the Agreement shall continue in full operation and effect as amended/extended.

BY THE BBC:-

16.6 Subject to any Special Conditions the BBC may terminate the Agreement, or (where the Agreement incorporates more than one Building Schedule terminate or modify the Facilities at one or more of the Building(s):-

           (i) on serving on Tx Co a valid Termination Notice giving not less than six months' prior written notice where the BBC's ability to continue the Agreement or the provision of the Facilities in respect of the relevant Building is prevented by an event beyond the reasonable control of the BBC (which shall include circumstances where the BBC is unable to renew its rights to occupy any land or buildings comprised in the relevant Building(s) and/or where renewal is only available on unreasonable terms); or

           (ii) on serving on Tx Co a valid Termination Notice giving not less than twelve months' prior notice where the BBC requires all or any part of the Facilities for the purposes of its undertaking;

           (iii) forthwith, (and without prejudice to any right of action or remedy of the BBC in respect of antecedent breach by Tx Co of any of the obligations imposed on Tx Co under the Agreement), where:

                 (a) any planning or other consent or licence for Tx Co's Equipment is revoked; or

                 (b) if Tx Co permits any distress to be levied on Tx Co's Equipment; or

                 (c) in the case of any payment to be made to the BBC by Tx Co under the Agreement, such payment remains in arrears and unpaid following the Due Date and where the BBC has given written notice to Tx Co that Tx Co's Equipment will be switched off and the Facilities terminated unless the BBC receives the outstanding payment together with interest within 30 days of the date of such written notice and that period of 30 days has expired without payment having been made;

                    then, and in each such case, the BBC may switch off Tx Co's Equipment and determine the facilities at the relevant Building(s) without incurring any liability to Tx Co for the results of such act and Tx Co will indemnify the BBC against any loss or claim it may incur as a result of such action or liability.

       GENERALLY:-

16.7 Any variation to the Agreement (including any additional Tx Co's Equipment, variation in the Charges, or the addition or removal of any one or more of the Building(s)), shall be recorded by the issue of:

          (i) In the case of the addition of a Building; by a Supplemental Building Schedule signed and dated by the parties and annexed to the Agreement;

         (ii) in the case of the variation of any of the terms in an existing Building Schedule; by a replacement Building Schedule signed and dated by the parties and annexed to the Agreement together with an endorsement an the existing Building Schedule cancelling it with effect from the date of the replacement Building Schedule;

         (iii) in the case of the removal of a Building; by service of a valid Termination Notice in accordance with the provisions of General Conditions 16.4 or 16.6 together with an endorsement on the existing Building Schedule cancelling it with effect from the date of the expiry of the Termination Notice.

16.8 Following termination of the Agreement by either party or following the cancellation of a Building Schedule pursuant to any of the provisions of General Condition 16, the Charges in respect of the relevant Building(s) shall cease to be payable with effect from the effective termination date, but without prejudice to the rights of either party to pursue any action or remedy in respect of any antecedent breach by the other of any of its obligations under the Agreement (subject to the provisions of General Condition 15); and without prejudice to the rights of the BBC to recover any Charges or other sums payable under the Agreement properly due and outstanding prior to the date of such termination.

16.9 Unless relieved from its obligation by any Special Conditions, Tx Co shall within 30 days following the expiration of any valid Termination Notice procure the removal by a Permitted Contractor(s) of all Tx Co's Equipment from the relevant Building(s) to which such notice relates, and make good any damage caused by such removal to the BBC's reasonable satisfaction or in default of making good as aforesaid shall pay to the BBC on demand the costs properly incurred by the BBC in so removing and/or reinstating.

17     FURTHER OBLIGATIONS OF THE BBC

       THE BBC WILL:

17.1 subject to obtaining all necessary planning and other consents, provide the Facilities;

17.2 maintain in reasonable repair and condition the exterior and structure of any Equipment Housing (for the avoidance of doubt this will not include any Tx Co's Equipment comprising moveable equipment cubicles) during the Term;

17.3 use all reasonable endeavours, to prevent any equipment located at the Building(s) and under the BBC's control from causing any interference to Tx Co's Equipment;

17.4 provide invoices in respect of the costs and expenses of any supervision or other works performed by the BBC pursuant to the provisions of General Conditions 2.2.1, 3, 6.1, 6.3, 7, 9.11, 9.13(iii) and 16.9 (where applicable) such costs and expenses to be calculated at a reasonable daily rate for any day or part of a day's attendance at the relevant Building(s); such daily rates to be made available to Tx Co by the BBC on request;

     provided (and for the avoidance of doubt) the BBC will not be in breach of any of its obligations in this General Condition 17 or elsewhere in the Agreement where it is prevented from so doing in consequence of an event of Force Majeure.

18   NOTICES

18.1 Notices (including Termination Notices) invoices or other documents required or permitted to be given under the Agreement shall be in writing and shall be sent to the following addressed:-

     for Tx Co:

     Chief Executive Officer
     Castle Transmission International Ltd
     Warwick Technology Park
     Gallows Hill
     Heathcote Lane
     Warwick
     CV34 6TN

     Fax No: 01926 416006

     for the BBC:

     Director of Policy and Planning
     The British Broadcasting Corporation
     Broadcasting House
     Portland Place
     London W1A 1AA
     Fax No. 0171 436 0393

18.2 Any notice, invoice or other document which may be given by either party under the Agreement will be deemed to have been duly given if left or sent by post (whether by letter or, where the parties agree in writing, in any other form) or facsimile transmission to the address set out above or to any other address notified to each other in writing in accordance with this General Condition as an address to which notices, invoices and other documents may be sent. Any such communication will be deemed to have been made to the other party:-

     (a) if sent by hand, when delivered;

     (b) if sent by post; 72 hours after the envelope containing such notice was posted; or

     (c) if sent by facsimile, when the transmission of the facsimile is confirmed delivered complete (if delivered on a business day) or if not at 9:30 a.m. (British Standard Time) on the next business day.

     For the purposes of this General Condition, "business day" means 9:30 a.m. to 5:00 p.m. Monday to Friday every week of the year except for English public holidays. It is further agreed that notices sent by facsimile will also be confirmed by sending a signed copy by post, the copy to be posted within 24 hours of sending the facsimile.

19   DISPUTES

19.1 Any complaints, disputes or problems (each an "ISSUE") relating to this Agreement will be escalated as set out in this Clause 19.

19.2 Any Issue will be referred in the first instance to the BBC Representative and either the Project Manager or the Service Manager as appropriate. The BBC and Tx Co will procure that their respective representatives discuss in good faith any Issue with a view to resolving it. If an Issue is not resolved to the satisfaction of either party within 30 days of both parties having first become aware of it, then either party may refer it to the Service Management Board.

19.3 If an Issue is referred to the Service Management Board, then each party must procure that their representatives on the Board discuss the Issue in good faith at the next meeting of the Service Management Board with a view to resolving it. Either party may convene a meeting of the Service Management Board to be held within 14 days of an Issue being referred to it. If the Issue is not resolved to the satisfaction of both parties within 7 days of the meeting of the Service Management Board, then either party may require that the Issue is dealt with under Clause 19.4.

19.4 Where an Issue is to be dealt with under this Clause 19.4, the parties will ensure that, for the BBC, the Director of Policy and Planning, and for CTI, the Chief Operating Officer, will meet together with a view to resolving the Issue, The parties will allow 30 days from the date of escalation of the matter for such consultation or discussions to take place before referring the Issue to adjudication or initiating any arbitration or other legal proceedings.

19.5 If an Issue is not resolved pursuant to Clause 19.4 and it relates solely to matters of an engineering or technical nature, either party may refer it for adjudication to the President for the time being of the Institution of Electrical Engineers, or his nominee. The President or his nominee shall act as an expert, not an arbitrator. The party referring any Issue for adjudication must deliver to the expert and the other party a notice setting out the matters in dispute and any relevant supporting evidence. The other party shall be entitled to reply to the notice and such evidence, delivering such reply to the expert and the party referring the Issue. Otherwise, the expert shall be entitled to decide on the procedure he or she wishes to adopt. Any determination of the expert must be in writing and shall be final and binding on both parties, failing any manifest error on the face of the decision. Unless the expert determines otherwise, both parties will bear their own costs of the determination and half the costs of the expert.

19.6 If an Issue is not resolved pursuant to Clause 19.4 and it does not relate solely to matters of an engineering or technical nature, either party may refer it to mediation in accordance with the Centre for Dispute Resolution procedures then in force. If after 30 days either party believes that mediation has not resolved the Issue, then either party may proceed to litigation. Unless agreed otherwise, each party will bear its own costs of the mediation and half the costs of any third party involved.

19.7 Except where clearly prevented by the nature of the Issue, the parties must continue performing their respective obligations under this Agreement while any Issue is escalated in accordance with this Clause 19.

20   NON-WAIVER

20.1 The failure of either the BBC or Tx Co to enforce the terms of the Agreement will not constitute a waiver and shall not affect the right to enforce any terms later.

20.2 The provisions of the Agreement are severable and if for any reason any provision should be or become void, unenforceable or invalid, the rest of the Agreement will remain in full force and effect and the parties will seek to agree additional or amended provisions to replace the void, unenforceable and invalid provision.

21   CONFIDENTIALITY

21.1 The BBC and Tx Co undertake that while the Agreement is in force they and their employees and contractors (including any Permitted Contractor(s)) shall keep confidential and not disclose to any third party the contents of the Agreement or any information which they have received from each other or which they have made available verbally or in writing in relation to their respective businesses or operations without the written consent of the other of the aforegoing, such confidentiality shall include any technical, operational or financial information relating to the broadcasting business of the BBC or pertaining to any contractual relationship between the BBC and Tx Co and/or any third party.

21.2 The obligations set out in General Condition 21.1 shall not apply to information which is or has become public knowledge (unless as a consequence of a breach of General Condition 21.1) and shall also not apply to information either party is required to disclose by order of a court or order of a competent authority nor to information disclosed in order to maintain any listing on the stock exchange or disclosed pursuant to obligations in Tx Co Statutory Licenses.

22   GOVERNING LAW

22.1 The Agreement in so far as it relates to Building(s) in Scotland shall be governed and construed in accordance with the law of Scotland and the jurisdiction of the Scottish courts shall apply.

22.2 The Agreement in so far as it relates to Building(s) in England and Wales (and the Agreement as a whole where it includes one or more Building(s) in England and Wales) shall be governed and construed in accordance with English law and the jurisdiction of the English courts shall apply.

22.3 The Agreement in so far as it relates to Building(s) in Northern Ireland shall be governed and construed in accordance with the law of Northern Ireland and the jurisdiction of the Northern Irish courts shall apply.

                               BUILDING SCHEDULE

-------------------------------------------------------------------------------------------------------------------------
1 "TX CO"                                                    Contact and address for Notices:
                                                             Tx Co Representative (referred to as the Tx
Castle Transmission International Limited                    Co Representative in the DTT Services
 whose registered office is at Warwick                       Agreement) see General Condition 18
 Technology Park, Gallows Hill, Heathcote
 Lane, Warwick CV34 6TN
-------------------------------------------------------------------------------------------------------------------------
2 "BUILDING"                                                 3 "COMMENCEMENT DATE"


                                                             ------------------------------------------------------------
                                                             4 "TERM"  see Special Condition 11.7
                                                                       below (minimum period is the
                                                                       term of the DTT Services
                                                                       Agreement)
-------------------------------------------------------------------------------------------------------------------------
5 "CHARGES"                                                      (i)  amount:   (Pounds)l + VAT per annum
                                                                      from:     The Commencement
                                                                                Date
   (a) Licence Fee Charges                                       (ii)     payable: in
                                                                          accordance with the
                                                                          provisions of the DTT
                                                                          Services Agreement
                                                                 (iii)    reviewable: see
                                                                          Special Condition
                                                                          11.5 below
-------------------------------------------------------------------------------------------------------------------------
   (b) additional Charges (if any) e.g.                          (i)  electricity:    a reasonable sum according to use
                                                                 (ii)                 capital cost: none
                                                                 (iii)                other: none
-------------------------------------------------------------------------------------------------------------------------
   (c) (i)  common payment date(s) for the Charges:              in accordance with the provisions of Clause 11.1 and
                                                                 11.2 of the DTT Services Agreement

       (ii) common Charges review dates:                         N/A
-------------------------------------------------------------------------------------------------------------------------
6 "PERMITTED USE":                                               Services under the D17 Services Agreement
                                                                 (including location of equipment provided by
                                                                 BT as the distribution network service
                                                                 provider)
-------------------------------------------------------------------------------------------------------------------------
7 "ACCESS"                                                       None

Special Access provisions (if any)
-------------------------------------------------------------------------------------------------------------------------
8 "THE BBC REPRESENTATIVE"                                       the BBC Representative named in the DTT
                                                                 Services Agreement


-------------------------------------------------------------------------------------------------------------------------
9 "EQUIPMENT HOUSING" (IF ANY) PROVIDED BY THE BBC:
-------------------------------------------------------------------------------------------------------------------------
10 "TX CO'S EQUIPMENT"
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11    "SPECIAL CONDITIONS" (IF ANY)

11.1 Subject to the provisions of Special Condition 11.2, the BBC may relocate any Tx Co's Equipment at any time to a different location on the Building (or to a replacement Building) by serving on Tx Co a Termination Notice giving not less than three months' prior notice. The modified Facilities will be recorded by the issue of a replacement Building Schedule pursuant to General Condition 16.7(ii).

11.2  Relocation of Tx Co's Equipment by the BBC pursuant to Special Condition
      11.1 will be in the BBC's discretion and subject to:-

      (a) prior consultation with Tx Co in accordance with the terms of the DTT Services Agreement;

      (b)  no resulting increase in the Charges in consequence;

      (c) no resulting diminution of the Facilities available to Tx Co in consequence;

      (d) any necessary relocation works being performed by the BBC, or its contractor and at the BBC's expense.

11.3 Either party may terminate the Agreement, (or where the Agreement incorporates more than one Building Schedule terminate the Facilities at a Building) where the facilities are no longer required for the purposes of the DTT Services, by serving on the other a Termination Notice giving not less than three months' prior notice.

11.4 For the purposes of General Condition 16.6(ii) the period of notice therein shall be reduced from 12 to 3 months.

11.5 For the purposes of General Condition 4.2 reviews shall NOT take place during the Term.

11.6 The Permitted Use of Tx Co's Equipment described in Clause 6 shall be limited to use for the performances of the DTT Services Agreement and not the provision of any other third party service without the express prior written consent of the BBC (which without the express prior written consent of the BBC (which consent may, in the BBC's absolute discretion, be granted subject to the negotiation of any necessary modifications to the Agreement (including modifications to the financial terms).

11.7 The Agreement will continue in force in relation to the Permitted Use and in respect of Tx Co's Equipment described in Clause 6 above, subject to General Condition 16, and any of these Special Conditions, until either party gives to the other not less than 12 months' prior written notice of termination. The Agreement will co-terminate with the DTT Services Agreement.
--------------------------------------------------------------------------------
Signed for the BBC:                    Signed for Tx Co:
--------------------------------------------------------------------------------
Date of Issue:                         the Agreement Date
--------------------------------------------------------------------------------
Date of termination:                   by Termination Notice/or where superseded
                                       by a Supplemental Building Schedule
-------------------------------------------------------------------------------

(Note where there is more than one Building or separate Charges or length of Term required for different places of Tx Co's equipment on the same Building, then separate Building Schedule sheets should be completed for each Building.)

                               TERMINATION NOTICE

THIS TERMINATION NOTICE IS VALIDLY GIVEN WHERE IT IS SERVED PURSUANT TO THE TERMS OF THE AGREEMENT AND SUBJECT TO THE PROVISIONS CONCERNING TERMINATION CONTAINED IN THE GENERAL CONDITIONS. SERVICE OF THIS NOTICE DOES NOT AFFECT THE CONTINUATION OF THE AGREEMENT INSOFAR AS IT RELATES TO ANY OTHER BUILDING(S) NOT THE SUBJECT OF THIS NOTICE.

----------------------------------------------------------------------------
1  Tx Co                                          NAME:

                                                  ADDRESS:

----------------------------------------------------------------------------
2  The Agreement                                  DATE:
----------------------------------------------------------------------------
   Notice is served pursuant to the               (i)  GENERAL CONDITION(S):
   General Condition(s) named in this
   Notice and the period of Notice is in          (ii) PERIOD OF NOTICE:
   accordance with those General
   Conditions
----------------------------------------------------------------------------
4  This notice relates to either:-

   (i)  the Building(s) named in this             (i)  BUILDING NAME;
        Notice;

        or

                                                  (ii) THE AGREEMENT (DELETE IF
   (ii) the Agreement (in its entirety)                NOT APPLICABLE)
----------------------------------------------------------------------------

---------------------------------------------------------------------------
SERVED BY: ___________________________________________________(AUTHORIZED
SIGNATORY
---------------------------------------------------------------------------
PRINT NAME OF
SIGNATORY:___________________________________________________________
---------------------------------------------------------------------------
DATE OF DESPATCH:
 ________________________________________________________________
---------------------------------------------------------------------------

                                  SCHEDULE 11


            SECURITY, FIRE PREVENTION AND DISASTER RECOVERY SERVICES


1     PREVENTATIVE MEASURES

1.1   SECURITY

1.1.1 CTI shall provide protection to all equipment and facilities used in the provision of the DTT transmission service, including deterrent and detection systems to prevent unauthorized entry to Stations and IT systems used in delivery of the DTT transmission service. A basic level of security protection (to be agreed by the BBC) is to be provided at all Stations. Additional measures (for example extra security fencing, cameras, external alarms and secure cell (limited access within building) facilities) are also to be provided at certain stations. These stations and the details of these additional measures are to be agreed between the BBC and CTI.

1.2   FIRE PREVENTION

1.2.1 The BBC's DTT building at each Station will be equipped with a fire detection alarm system. Each cell within the building which will either contain one Multiplex Service or Landlord's Equipment will be given its own 'Detection Zone' and this will be signalled back to TOC via an Automatic Fault Reporter. Each cell within the building will be built to a standard that will give a one hour fire withstand between it and the neighbouring cells. Appropriate portable fire extinguishers will be located throughout the installation.

2     DISASTER RECOVERY PLAN

2.1 Within six months of contract signature CTI will develop at its cost a Disaster Recovery Plan for the DTT Transmission Services to be reviewed and agreed with the BBC. This will include development of a "Disasters and Emergencies Procedures Manual" together with an appropriate disaster recovery test plan. A formal disaster recovery test will be carried out and the Disasters and Emergencies Procedures Manual will be updated by CTI on an annual basis. The timetable of the disaster recovery tests is to be agreed between the BBC and CTI.

2.2 The Disaster Recovery Plan will cover security, fire, mast collapse, system management (TOC) failure and the provision of replacement broadcast and distribution equipment.

2.3 CTI will ensure that all services covered in this Schedule II will be provided for all Stations including those operated by NTL.

3     DISASTER RECOVERY FACILITIES

3.1   DTT EMERGENCY EQUIPMENT

3.1.1 CIT shall provide two new containerised DTT transmission systems, one commensurate with the high power transmitters, one commensurate with low or medium power transmitters, for each Multiplex that CTI operate.

3.1.2 In the event of fire destroying a mains supply and the transmitter site's backup generator simultaneously, a containerised generator will be made available by CTI within 24 hours except at Eitshal, Bressay, Keelylang Hill and Torosay, where reasonable endeavours will apply.

3.2   LOSS OF COMPLETE TRANSMITTING STATION (EXCLUDING ANTENNA SYSTEM)

3.2.1 CTI shall ensure that an emergency container transmitter will be delivered to any Station on the mainland of the UK and Northern Ireland within 24 hours. CTI shall ensure that full service will be resumed within 48 hours of delivery.

3.3    MAJOR DAMAGE TO MAST AND/OR ANTENNA SYSTEM

3.3.1 CTI shall ensure that the following items, or similar functional equivalents, are held as emergency cover in the event of major damage to masts and/or antenna systems:

       .  210m Reserve Mast

       .  80m Reserve Tower

       .  16 Lambda Main UHF Antenna

       .  4 Lambda UHF Antenna

       .  5 inch Feeder

       .  3 inch Feeder

       .  UHF Combiner

       .  Handbooks

3.3.2 A separate digital reserve antenna system will also be provided by CM consisting of.

       .  2 Broadband 8 Lambda 4 panel UHF Antennas

       .  2 inch feeder

       .  a modular combiner

3.3.3 The BBC recognise that service recovery times will depend upon the severity of damage, and that the erection time for the 210m mast is between four and five weeks.

3.4    TECHNICAL OPERATIONS CENTRE (TOC)

3.4.1 CTI shall provide a back-up technical operations centre, remotely located from the TOC. Both centres shall have fully duplicated computer systems. Data communications from Stations to these computer systems shall have reserve (ISDN) facilities which are selected automatically in the case of failure of the primary communications link.

3.4.2 In the event that the TOC needs to be abandoned, staff shall transfer to the back-up centre and the operation be resumed within one hour with no loss of monitoring data.

4      DISASTER RECOVERY PROCEDURES

4.1    GENERAL

4.1.1 In the event of a serious incident CTI shall follow the procedures laid down in the Disaster Recovery Plan to be developed and agreed in accordance with Section 1 of this Schedule 11. Key requirements of this plan are summarised below.

4.2    NOTIFICATION

4.2.1 In the event that a potentially catastrophic incident is detected, which will impair or interrupt service from one or more Stations for an extended period, CTI shall immediately notify the following BBC contacts in the sequence described:

       .  Presentation Engineering Co-ordinator        (24 hours a day)
       .  BBC Representative                           (24 hours a day)
       .  Engineering Information Department        (Office Hours only)

4.2.2 CTI and the BBC Representative will jointly assess the implications of the incident and will follow the agreed Disaster Recovery Plan.

4.3    SERVICE PRIORITY

4.3.1 In the event of failure of more than one service at a Station, the order of priority for service restoration will be in accordance with the Disaster Recovery Plan.

4.3.2 A summary of the proposed restoration sequence to be contained in the Disaster Recovery Plan, subject to agreement with the D-Mux group is set out in the table below:

       ------------------------------------------------------------------------
       SERVICE             DATE                      RESTORATION SEQUENCE
       AFFECTED
       ------------------------------------------------------------------------
       DTT Only          Any time            Multiplexes in descending order of
                                             population served
       ------------------------------------------------------------------------
       Analogue and    Early years      Analogue in accordance with Analogue
       DTT                              Contract DTT multiplexes in descending
                                        order of population served

                       Later years*     DTT multiplexes in descending order of
                                        population served

                                        Analogue in accordance with Analogue
                                        Contract
       ------------------------------------------------------------------------
       * The changeover date will be selected by the BBC, and will be influenced by DTT take-up.

                                  SCHEDULE 12

                            TECHNICAL ARCHITECTURE

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

12.8      ON-LINE STATUS INFORMATION TO BBC

[*]

12.8.2    The proposed system is shown below:-

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[Diagram illustrating the system by which CTI will provide the BBC with online status information]


2.8.3 A dedicated database will be provided to hold a subset of the alarms and current status of all the DTT Stations. This database will be kept to within one minute of the status that is known at the TOC system.

12.8.4 A Windows application will be supplied to access the database and provide a graphical overview of the entire network, as well as showing more detail on individual Stations when required. It will be possible to do ad-hoc reports on this database.

12.8.5 CTI will provide suitable systems to protect the networks of both CTI and the BBC. This will include firewalls on the telecommunications links and virus checking on the BBC Network Status system computer.

12.8.6 The BBC will use reasonable endeavours to ensure that the systems located on its premises are physically secure, and to protect them against local attack or unauthorised use.

12.8.7 The data circuit, PC (for use at the BBC centre), database and Windows application will form part of the Transmission Service and will be the responsibility of CTI. The monitoring of this circuit and PC will be incorporated into CTI's existing Network Management system.

12.8.8 Further details of the functionality of the on-line system are provided in Schedule 8.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                      [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                      [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                      [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                      [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 13

                                  References

                          [Table listing references]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                       1